As filed with the Securities and Exchange Commission on January 7, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-03802

                          NEUBERGER BERMAN INCOME FUNDS
             (Exact Name of the Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                          Neuberger Berman Income Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                              Arthur Delibert, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036
                   (Names and Addresses of agents for service)


Date of fiscal year end: October 31, 2004

Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Shareholders

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

ANNUAL REPORT
OCTOBER 31, 2004


NEUBERGER BERMAN INCOME FUNDS


INVESTOR CLASS SHARES

TRUST CLASS SHARES


CASH RESERVES

GOVERNMENT MONEY FUND

HIGH INCOME BOND FUND

LIMITED MATURITY BOND FUND

MUNICIPAL MONEY FUND

MUNICIPAL SECURITIES TRUST

CONTENTS

THE FUNDS

CHAIRMAN'S LETTER                               2

PORTFOLIO COMMENTARY/
  GROWTH OF A DOLLAR CHARTS
High Income Bond Fund                           4
Limited Maturity Bond Fund                      6
Municipal Securities Trust                      8
Municipal Money Fund                           10
Cash Reserves                                  11
Government Money Fund                          12
Fund Expense Information                       16

SCHEDULE OF INVESTMENTS
Cash Reserves                                  17
Government Money Fund                          19
High Income Bond Fund                          20
Limited Maturity Bond Fund                     26
Municipal Money Fund                           29
Municipal Securities Trust                     36

FINANCIAL STATEMENTS                           40

FINANCIAL HIGHLIGHTS (ALL CLASSES)
  PER SHARE DATA
Cash Reserves                                  54
Government Money Fund                          55
High Income Bond Fund                          56
Limited Maturity Bond Fund                     57
Municipal Money Fund                           58
Municipal Securities Trust                     59
REPORT OF INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM                              62
DIRECTORY                                      63
TRUSTEES AND OFFICERS                          64
PROXY VOTING POLICIES AND PROCEDURES           71

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc.(C)2004 Neuberger Berman Management Inc. All rights reserved.

CHAIRMAN'S LETTER

[PHOTO OF PETER SUNDMAN]


Dear Fellow Shareholder,

Fiscal 2004 was a tempestuous period for the bond market. When bonds sold off in April following the release of a strong March jobs report, some market observers began eulogizing the four-year bull market in bonds. As bond prices continued to tumble in May, the bond bears' call appeared correct. Then bonds reversed course, rallying in June and continuing to trend higher before dipping again in early October.

What factors prompted the resurrection of the bond market? Record-high oil prices and uncertainty about a close presidential race took some wind out of the economy's sails. The bond market rebound may also have reflected investor recognition that the Federal Reserve's monetary tightening was less a response to an inflationary threat than simply a desire to bring unusually low short-term interest rates back to more normal levels. Finally, with heightened concern about the potential for terrorism at the Olympics and the country's political conventions, we saw a flight to quality, best illustrated by the exceptionally strong performance of U.S. Treasury securities this summer.

The shifting fortunes of the bond market in fiscal 2004 presented several opportunities for bond investors to make costly mistakes. An investor persuaded by the view that the economy was weak and getting weaker might have been tempted to take an aggressive stance early in calendar 2004, extending the average maturity and duration of his bond portfolio to maximize yield, but in the process, significantly increasing interest rate risk. This would have backfired when the release of strong employment data at the beginning of April confirmed a strengthening economy, interest rates spiked, and bonds declined sharply. Our hypothetical investor might then have responded to the two-month bond market sell-off by dumping bonds and moving into stocks just in time to miss the rebound and take it on the chin when stocks slumped in the summer.

Of course, another hypothetical investor might have made all the right choices: positioning his bond portfolio defensively prior to the April-May slump and then aggressively ahead of the summer rebound. This astute (or perhaps lucky) bond investor would now be sitting pretty.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

But what are the odds that he will anticipate the next market move? Think of the questions he must answer: Is the recent decline in oil prices a reversal in trend or simply a blip in the market? Will October's impressive job growth carry over to November and December confirming that the economy is regaining momentum, or will employment growth slow suddenly as it did this summer? Due to higher energy and materials prices, we are seeing inflation in producer prices. Will companies be able to pass higher costs along to their customers, thereby increasing inflation on the consumer level and perhaps causing the Federal Reserve to tighten more aggressively? Ask ten leading economists these questions and you will get a wide range of answers.

I bring up the examples of the fortunate and unfortunate bond investor to make a point about our fixed-income investment philosophy. We think capital preservation should be every bond investor's top priority. So, we abide by two basic rules. First, we don't risk shareholders' capital through aggressive maturity/duration management strategies derived from economic or interest rate forecasting. Second, we will not sacrifice credit quality to boost yield. Adhering to these two rules, we do not expect our bond funds to finish at the top or bottom of the short-term performance charts -- places always occupied by fund managers who guessed right or wrong on interest rates and credit spreads in the market. Over the longer term, however, we believe prudent maturity/duration management, a commitment to quality, and research-driven securities selection will add value to the fixed-income investment process and generate satisfactory returns for fund shareholders.

Sincerely,



         /s/ Peter Sundman

           PETER SUNDMAN
       CHAIRMAN OF THE BOARD
   NEUBERGER BERMAN INCOME FUNDS

HIGH INCOME BOND FUND PORTFOLIO COMMENTARY

For the fiscal year ended October 31, 2004, the Neuberger Berman High Income Bond Fund posted a gain of 9.68% compared to an 11.11% return for the Lipper High Current Yield Funds Index and a 10.27% return for the Lehman Brothers Intermediate Ba U.S. High Yield Index, the Fund's benchmark. The fixed-income market generated strong returns during the period, particularly within the high-yield sector.

High-yield "spreads," which represent the coupon differential between high-yield bonds and comparable five- and ten-year Treasury securities, narrowed steadily throughout the reporting period. We believe this narrowing reflects improved economic conditions, as well as stronger corporate balance sheets and financial conditions. Over the last several years, improving cost controls have helped to drive substantial margin improvements for many companies. Issuers of high-yield debt have also taken advantage of low interest rates to refinance existing debt and generally reduce their financing costs.

With the narrowing of spreads, we believe it is especially important for the Fund to adhere to its discipline of buying high-quality securities. The Fund's conservative positioning may hold back near-term performance when lower-quality high yield bonds are performing well, but over time, our approach has produced a track record of steady, consistent returns.

A variety of factors have contributed to spread tightening and credit improvement across several industries. During the fiscal year, a weakening U.S. dollar benefited the industrial sector of the high-yield market. A more cautious approach to deregulation has allowed utility companies to repair their balance sheets, which in turn has resulted in credit quality upgrades. Energy securities have benefited from a tight supply/demand dynamic based in large part on economic strength globally and political uncertainty in a number of oil-producing regions.

Against a backdrop of narrow credit spreads and a weak U.S. dollar, we believe a conservative approach is the best strategy going forward. Therefore, we are maintaining a relatively short duration and maturity stance and are continuing to pare back the number of issuers in the portfolio. As of October 31, 2004, the Fund's average duration and weighted average maturity were 3.7 years and 6.2 years, respectively, while the number of issuers totaled 138.

Our outlook for the high-yield market remains optimistic. Investors appear comforted by recent reports that suggest a rebound in economic activity. At the same time, inflation continues to be subdued, despite still-high energy prices. We believe that these factors have fostered expectations for a moderate and sustainable level of economic growth--a notion underscored by the Federal Reserve Board's four interest rate increases since June, and its proclivity toward raising rates at a "measured" pace going forward.

The return potential for the high-yield market should, in our view, continue to be positive. However, returns will probably result from income for the rest of 2004. Interest rates may have bottomed for this cycle, but the term structure of rates remains low by historic standards and investor appetite for higher-yielding products remains robust.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

HIGH INCOME BOND FUND

Our investment orientation will remain toward keeping average duration relatively short. This part of the yield curve still provides compelling income, but minimizes risks related to rising interest rates.

We also intend to maintain our focus on credit selection and remain well-diversified across industries.

Sincerely,


           /s/ Wayne C. Plewniak

             WAYNE C. PLEWNIAK
         SENIOR PORTFOLIO MANAGER


AVERAGE ANNUAL TOTAL RETURN(1),(2)

                                                             LEHMAN INTERMEDIATE Ba
                                         INVESTOR CLASS (8)     US HIGH YIELD INDEX
1 YEAR                                              9.68%                   10.27%
5 YEAR                                              8.28%                    7.85%
10 YEAR                                             8.33%                    8.42%
LIFE OF FUND (3)                                    8.48%                    8.51%
----------------------------------------------------------------------------------
INCEPTION DATE                                 02/01/1992

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

[CHART]

COMPARISON OF A $10,000 INVESTMENT

                                 LEHMAN INTERMEDIATE Ba
                INVESTOR CLASS   US HIGH YIELD INDEX
10/31/94             $  10,000                $  10,000
10/31/95             $  11,222                $  11,569
10/31/96             $  12,348                $  12,731
10/31/97             $  13,894                $  14,250
10/31/98             $  14,188                $  14,860
10/31/99             $  14,960                $  15,373
10/31/2000           $  15,829                $  15,998
10/31/2001           $  16,996                $  17,448
10/31/2002           $  18,104                $  16,845
10/31/2003           $  20,303                $  20,346
10/31/2004           $  22,268                $  22,435

VALUE AS OF 10/31/04

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

The 30-day SEC yield of the Investor Class Shares was 5.43% for the period ending October 31, 2004.

The composition, industries and holdings of the fund are subject to change.


RATING DIVERSIFICATION
(% BY RATINGS)

AAA/Government/Government Agency           0.0%
AA                                         0.0
A                                          0.0
BBB                                        5.3
BB                                        46.1
B                                         47.3
CCC                                        0.0
CC                                         0.0
C                                          0.0
D                                          0.0
Not Rated                                  0.0
Short Term                                 1.3

LIMITED MATURITY BOND FUND PORTFOLIO COMMENTARY

For the six months ended October 31, 2004, the Neuberger Berman Limited Maturity Bond Fund Investor Class returned 0.86% versus 1.17% for the Merrill Lynch 1-3 Year Treasury Index benchmark. For the past 12 months, the Fund returned 1.43%, compared to the benchmark's 1.73%.

Mixed economic signals kept bond investors guessing in fiscal 2004. Despite several consecutive quarters of strong Gross Domestic Product (GDP) growth, investors seemed to doubt that the economic recovery was for real and, as a result, bond prices were quite stable. Then, investors' doubts over the strength of the economy evaporated with the April 2 release of a surprisingly strong March jobs report and bond prices started to fall. A strong April jobs report kept the pressure on bond prices. Then in June, as rapidly rising oil prices and uncertainty spawned by what was shaping up to be a tight presidential election race caused economic growth to slow, investors came back to bonds, prices firmed, and yields came tumbling back down.

We started fiscal 2004 in a defensive posture, with a below benchmark average duration (a standard measure of interest rate volatility) of 1.4 years. Our caution reflected our recognition that low bond yields provided a thin cushion to offset potential price declines in an economy that appeared to be gaining momentum. We further reduced portfolio duration to approximately 1.3 years at the end of March, prior to the release of the strong April jobs report. This conservative duration posture helped preserve shareholder capital as bonds retreated in April and May. Although we increased portfolio duration to 1.5 and then 1.6 years as bonds recovered through the summer and held steady in the early fall, this still defensive duration posture restrained relative returns.

Shifts in sector allocation throughout the year were designed to take advantage of evolving opportunities in the market. In February, we began increasing our cash equivalent position, raising it from 11.5% of portfolio assets at the end of January to 14.0% at the end of April, another reflection of our cautious posture. In March, we increased our allocation to U.S. Treasuries while reducing our exposure to mortgage-backed securities, which tend not to perform well in more volatile interest rate environments. In the second half, we continued to increase our exposure to Treasuries through September and then began reducing our position in October as we took advantage of more generous yields in other sectors. In the second half, we also gradually rebuilt positions in mortgage-backed securities and reduced our cash reserves.

As we write, the Fed has announced another 25 basis point hike to the Fed Funds Rate, which now stands at 2%, approximately equal to the current rate of inflation. Historically, the Fed Funds Rate has been 1%-2% above the prevailing inflation rate, providing a "real rate of return." As a result, we believe that the Fed will continue to raise rates at a "measured pace" until the Fed Funds Rate is closer to 3.5%. We also note that the economic pendulum may be swinging back to stronger growth. The election is over and President Bush seems likely to maintain his administration's pro-business policies. At the same time, oil prices have retreated nearly 15% from their record high, October job growth was surprisingly strong, and August and September employment data were revised upward. If the economy is on the upswing after weathering what Federal Reserve Chairman Greenspan characterized as "a soft patch," we could see bond prices come under pressure again. Consequently, we believe it prudent to maintain the portfolio's below-benchmark duration. We will likely continue attempting to enhance portfolio yield by diversifying away from Treasuries to other high quality and higher yielding sectors such as corporate and asset-backed securities.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

LIMITED MATURITY BOND FUND

In closing, since capital preservation is always an important priority for us, we will always choose to err on the side of caution. Blessed with perfect hindsight, if we had aggressively extended the portfolio's duration at the end of May, Fund returns would have been more generous. However, significantly increasing the potential interest rate risk of the portfolio would have been inconsistent with our risk-averse investment discipline. Over the long term, we believe we can add value through prudent duration management, sector allocation, and individual securities selection without exposing shareholders to unnecessary market risk.

Sincerely,


              /s/ Ted Giuliano

             /s/ John Dugenske

               TED GIULIANO
                    AND
               JOHN DUGENSKE
           PORTFOLIO CO-MANAGERS


AVERAGE ANNUAL TOTAL RETURN(1),(2)

                        INVESTOR CLASS      TRUST CLASS (5)  MERRILL LYNCH 1-3 YEAR
                                                                     TREASURY INDEX
1 YEAR                           1.43%              1.44%                    1.73%
5 YEAR                           4.77%              4.68%                    5.06%
10 YEAR                          5.14%              5.05%                    5.72%
LIFE OF FUND (3)                 5.98%              5.94%                    6.49%
---------------------------------------------------------------------------------
INCEPTION DATE             06/09/1986         08/30/1993

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

[CHART]

COMPARISON OF A $10,000 INVESTMENT

                             MERRILL LYNCH 1-3
             INVESTOR CLASS  YEAR TREASURY INDEX
10/31/94        $    10,000             $ 10,000
10/31/95        $    10,832             $ 10,895
10/31/96        $    11,421             $ 11,539
10/31/97        $    12,217             $ 12,287
10/31/98        $    12,818             $ 13,233
10/31/99        $    13,072             $ 13,629
10/31/2000      $    13,656             $ 14,457
10/31/2001      $    15,242             $ 16,023
10/31/2002      $    15,762             $ 16,807
10/31/2003      $    16,272             $ 17,145
10/31/2004      $    16,504             $ 17,442

VALUE AS OF 10/31/04

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

The 30-day SEC yield of the Investor Class Shares ending 10/31/04 was 2.02%, and the Trust Class Shares was 1.92%.

The composition, industries and holdings of the fund are subject to change.

RATING DIVERSIFICATION
(% BY RATINGS)

AAA/Government/Government Agency          51.0%
AA                                         2.0
A                                         23.0
BBB                                       14.8
BB                                         2.3
B                                          0.0
CCC                                        0.0
CC                                         0.0
C                                          0.0
D                                          0.0
Not Rated                                  0.0
Short Term                                 6.9

MUNICIPAL SECURITIES TRUST PORTFOLIO COMMENTARY

For the six months ended October 31, 2004, the Neuberger Berman Municipal Securities Trust returned 3.28% compared to the Lehman Brothers 7-Year GO Index's 4.47% and the Lipper Intermediate Municipal Debt Fund Index's 3.67% return. For the past 12 months, the Fund returned 3.43% compared to the benchmark's 4.99% and Lipper peer group's 4.11%.

The bond market was relatively stable between November 2003 and March 2004, as investors questioned the strength and sustainability of the economic recovery. But in early April, the release of a strong March jobs report convinced investors that the recovery was for real and bond prices came under pressure. Bonds continued to drift in May following an equally impressive April jobs report. Then in June, the tide turned. Rapidly rising oil prices and uncertainty spawned by the heated presidential race caused the economy to decelerate. In addition, concern that terrorists would target the Olympics or U.S. targets during the presidential election campaign encouraged a "flight to quality" among investors. Bonds continued to rally through much of the reporting period, with the yield on a AAA-rated 10-year general obligation municipal bond falling from 4.06% at the end of May to 3.46% on October 29.

The Fund was conservatively positioned in the first half of fiscal 2004, with its weighted average maturity and duration below market levels. We became more defensive in the second half, and reduced maturity and duration to approximately one year lower than the benchmark, in response to what we perceived as increased interest rate risk in the municipal securities market. We remind shareholders that capital preservation is always a prime consideration for us, and therefore, we are generally cautious during periods in which we see heightened risk in the market. We are pleased that despite the market's volatility and three Federal Reserve rate hikes during the fiscal year, the Fund delivered positive returns.

Aside from maturity and duration, portfolio characteristics remained relatively constant throughout fiscal 2004. Sector weightings were largely unchanged, with approximately 50% of the portfolio in revenue bonds, about 40% in general obligation bonds, 3%-6% in pre-refunded/escrow bonds, and the balance in cash and cash reserves. Credit quality distribution was also stable, with approximately 75% in AAA-rated credits and about 25% in AA-rated bonds.

Looking ahead, we believe that the outlook for municipal bonds is favorable, but we remain cautious. Increased tax revenue resulting from the recovering economy has improved state and local government balance sheets. However, this is being offset to varying degrees by the reduction in federal subsidies to municipalities prompted by the growing federal budget deficit. Consequently, analysis of municipal securities' credit quality remains critical. Also, President Bush's election victory is likely to generate more speculation about the potential for a flat tax or national sales tax replacing the graduated income tax. If such "chatter" gets loud enough, it could have a negative impact on the municipal securities market. However, in spite of Republican dominance at the Federal level, we think that it will still prove difficult to build the considerable support necessary to approve a major tax overhaul. Consequently, we believe any pressure on municipal securities prices due to discussion of tax reform will represent a good buying opportunity.

At the close of this reporting period, the average 10-year municipal bond provided a yield of about 87% of the 10-year Treasury bond. This is down from approximately 91% at the end of first quarter 2004, but is still slightly above the historic average. Municipals continue to provide a meaningful

                                               NEUBERGER BERMAN OCTOBER 31, 2004

MUNICIPAL SECURITIES TRUST

after-tax return advantage for investors in the highest federal income tax brackets.

Sincerely,


          /s/ Ted Giuliano                        /s/ Lori Canell

        /s/ Thomas J. Brophy                     /s/ Kelly Landron


            TED GIULIANO,                           LORI CANELL
                 AND                                     AND
          THOMAS J. BROPHY,                          KELLY LANDRON
       PORTFOLIO CO-MANAGERS                     PORTFOLIO CO-MANAGERS


AVERAGE ANNUAL TOTAL RETURN(1),(2),(7)

                                                    LEHMAN BROTHERS
                         INVESTOR CLASS (7)         7-YEAR GO INDEX
1 YEAR                               3.43%                    4.99%
5 YEAR                               5.90%                    6.64%
10 YEAR                              5.63%                    6.53%
LIFE OF FUND (3)                     5.87%                    6.69%
------------------------------------------------------------------
INCEPTION DATE                 07/09/1987

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

[CHART]

COMPARISON OF A $10,000 INVESTMENT

                             LEHMAN BROTHERS
            INVESTOR CLASS   7-YEAR GO INDEX
10/31/94        $   10,000       $   10,000
10/31/95        $   11,034       $   11,269
10/31/96        $   11,467       $   11,804
10/31/97        $   12,237       $   12,700
10/31/98        $   13,121       $   13,645
10/31/99        $   12,986       $   13,655
10/31/2000      $   13,824       $   14,578
10/31/2001      $   15,192       $   15,994
10/31/2002      $   16,005       $   16,972
10/31/2003      $   16,725       $   17,935
10/31/2004      $   17,299       $   18,830


VALUE AS OF 10/31/04

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

For the period ending 10/31/04, the 30-day SEC yield of the Municipal Securities Trust was 2.50% and the tax-equivalent yield was 3.85% for an investor in the highest federal income tax bracket (35% for calendar year 2004).

The composition, industries and holdings of the fund are subject to change.

RATING DIVERSIFICATION
(% BY RATINGS)

AAA                                       74.4%
AA                                        23.9
A                                          0.1
BBB                                        0.0
BB                                         0.0
B                                          0.0
CCC                                        0.0
CC                                         0.0
C                                          0.0
D                                          0.0
Not Rated                                  0.0
Short Term                                 1.6

MUNICIPAL MONEY FUND PORTFOLIO COMMENTARY

For the six months ended October 31, 2004, the Neuberger Berman Municipal Money Fund returned 0.31% versus 0.30% for the iMoneyNet Money Fund Report Tax-Free National Retail Average. For the past 12 months, the Fund returned 0.51% versus the benchmark's 0.50%. The Fund closed fiscal 2004 with a 1.05% 7-day current yield and 1.06% 7-day effective yield.*

Through the first five months of fiscal 2004, municipal money market yields remained near record lows and the yield curve continued to be quite stable. Then, beginning in early April with the release of a strong March jobs report, things started changing. Investors saw the improvement in employment as a sign of new economic vigor and believed that the Federal Reserve would need to tighten interest rates long before the November elections. Indeed, after another strong jobs report for April, the Fed instituted the first of three 25 basis point rate hikes on June 30.

Since capital preservation is always our top priority, we had positioned the portfolio defensively in advance of the March jobs report, reducing the portfolio's weighted average maturity from 53.6 days at the start of fiscal 2004 to 39.2 days by the end of March. More importantly, much of the portfolio was invested in securities whose interest rate payments adjust as interest rates change.

Just after the close of the reporting period, the Federal Reserve instituted its fourth 25 basis point interest rate hike of 2004, pushing the Fed Funds Rate to 2%. The Fed also reaffirmed its intention to continue raising short-term rates at a "measured pace" until reaching more normalized levels. We aren't sure of the Fed's precise definition of "normalized," but historically, the Fed Funds Rate has provided a "real" rate of return--that is, a return higher than inflation. Since the Fed Funds Rate is now about equal to inflation, we can probably expect more rate hikes in the year ahead. If inflation trends higher, we may see the pace and size of such increases accelerate.

Consequently, we remain defensively postured. Recently, we have been willing to move a little farther out on the yield curve to enhance yield, but our weighted average maturity remains low. We still have more than 70% of the portfolio in adjustable rate securities. If, at some point in the year ahead, we become convinced that Fed tightening has run its course, we may become more aggressive. In the interim, the portfolio will stay conservatively positioned.

Sincerely,


           /s/ Ted Giuliano

         /s/ Thomas J. Brophy

           /s/ Kelly Landron

             TED GIULIANO,
           THOMAS J. BROPHY
                 AND
             KELLY LANDRON
         PORTFOLIO CO-MANAGERS

MATURITY DIVERSIFICATION (% BY MATURITY)

1 Day                                     15.0%
2 - 7 Days                                60.8
8 - 15 Days                                1.6
16 - 30 Days                               6.1
31 - 60 Days                               2.9
61 - 90 Days                               3.5
91 - 180 Days                                0
181 - 270 Days                             6.2
271+ Days                                  3.6
Liabilities, less cash, receivables
   and other assets                        0.3

*Current yield more closely reflects current earnings than does total return.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For the period ending 10/31/04, the 7-day current yield of the Municipal Money Fund was 1.05% and the tax-equivalent yield was 1.62% for an investor in the highest federal income tax bracket (35% for calendar year 2004). The 7-day effective yield was 1.06% and the tax-equivalent yield was 1.63% for an investor in the highest federal income tax bracket (35% for calendar year 2004).

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

CASH RESERVES PORTFOLIO COMMENTARY

For the six months ended October 31, 2004, Neuberger Berman Cash Reserves returned 0.35% compared to the iMoneyNet Money Fund Report Taxable First Tier Retail Average's 0.33%. For the past 12 months, the Fund returned 0.57% versus the benchmark's 0.52%. The Fund closed fiscal 2004 with a 1.09% 7-day current yield and a 1.10% 7-day effective yield.*

Through the first five months of this 12-month reporting period, the money markets remained largely unchanged, with rates near 45-year lows and a relatively stable yield curve. Then on April 2, a surprisingly strong March jobs report was released and investors became convinced that the Federal Reserve would begin hiking short-term interest rates sooner rather than later. The yield curve steepened almost instantly, with yields in the longer end of the money market spectrum rising. The Fed didn't disappoint, hiking the Fed Funds Rate by 25 basis points on June 30, another 25 basis points on August 10, and 25 basis points again on September 21.

During the reporting period, we kept the portfolio positioned to provide respectable yield with moderate interest rate risk, helping preserve capital when the yield curve steepened in early April. As we gained conviction the Federal Reserve would begin a series of rate hikes in the summer, we reduced average maturity and were in the 40-50 day range for the last few months of fiscal 2004.

Shortly after the end of fiscal 2004, the Fed instituted its fourth 25 basis point hike of the year, pushing the Fed Funds Rate up to 2%. In announcing the latest rate hike, the Fed indicated it would likely continue to raise rates at a "measured pace" until the Fed Funds Rate reached "normalized" levels. We don't know what the Fed's "normalized" target is, but historically, the Fed Funds Rate has provided a "real" rate of return--that is a return in excess of the prevailing rate of inflation. With the Fed Funds Rate now approximating the current rate of inflation, and therefore, still not providing a real rate of return, we think the Fed will raise short term interest rates at least a few more times over the next year. If inflation trends higher, we can probably expect more rate hikes. Consequently, we will maintain an average maturity in the low end of our range in order to be able to more quickly rollover holdings into higher yielding securities.

Sincerely,


    /s/ Ted Giuliano                           /s/ Cynthia Damian

   /s/ John Dugenske                            /s/ Alyssa Juros


      TED GIULIANO                               CYNTHIA DAMIAN
           AND                                         AND
      JOHN DUGENSKE                               ALYSSA JUROS
  PORTFOLIO CO-MANAGERS                   PORTFOLIO ASSOCIATE MANAGERS


MATURITY DIVERSIFICATION (% BY MATURITY)

1 Day                                        0.0%
2 - 7 Days                                  16.0
8 - 15 Days                                 10.4
16 - 30 Days                                16.8
31 - 60 Days                                26.6
61 - 90 Days                                17.1
91 - 180 Days                               15.3
181 - 270 Days                               0.0
271+ Days                                    0.0
Liabilities, less cash, receivables and
   other assets                             (2.2)

*Current yield more closely reflects current earnings than does total return.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

GOVERNMENT MONEY FUND PORTFOLIO COMMENTARY

For the six months ended October 31, 2004, Neuberger Berman Government Money Fund returned 0.34% compared to the iMoneyNet Money Fund Report Government & Agencies Retail Average's 0.33%. For the past 12 months, the Fund returned 0.61% versus the benchmark's 0.51%. The Fund closed fiscal 2004 with a 1.03% 7-day current yield and 1.04% 7-day effective yield.*

Through the first five months of this 12-month reporting period, the government money market remained largely unchanged, with rates near 45-year lows and a relatively flat yield curve. Then, on April 2, 2004, a surprisingly strong March jobs report confirmed that the economy was gaining strength and convinced many investors that the Federal Reserve would begin tightening well ahead of the November elections. The Fed hiked short-term interest rates by 25 basis points on June 30, another 25 basis points on August 10, and 25 basis points more on September 21.

In response to the strengthening economy, we entered fiscal 2004 with a 55.3-day weighted average maturity. This defensive posture helped preserve capital when the yield curve steepened in early April. As it became more apparent that the Fed would begin a series of rate hikes in the summer, we reduced average maturity even further, to around 40 to 45 days. Over the course of the fiscal year, we increased our allocation to Treasuries and decreased our exposure to U.S. government agency securities.

Shortly after the end of the reporting period, the Fed instituted its fourth 25 basis point hike of the year, lifting the Fed Funds Rate to 2%. The Fed indicated that it would probably continue to raise rates at a "measured pace" until the Fed Funds Rate reached "normalized" levels. We aren't sure of the Fed's precise definition of "normalized," but historically, the Fed Funds Rate has provided a "real" rate of return--that is, a return higher than inflation. With the Fed Funds Rate now close to inflation, we think it likely that the Fed will raise short-term interest rates at least a few more times in the year ahead. If inflation trends higher, rate hikes may be more substantial. Consequently, we will maintain an average maturity in the low end of our range, to more quickly rollover holdings into higher yielding securities.

Sincerely,


        /s/ Ted Giuliano                        /s/ Cynthia Damian

        /s/ John Dugenske                       /s/ Alyssa Juros


           TED GIULIANO                           CYNTHIA DAMIAN
                AND                                    AND
           JOHN DUGENSKE                           ALYSSA JUROS
       PORTFOLIO CO-MANAGERS               PORTFOLIO ASSOCIATE MANAGERS

MATURITY DIVERSIFICATION (% BY MATURITY)

1 Day                                      0.0%
2 - 7 Days                                12.4
8 - 15 Days                                9.9
16 - 30 Days                              21.5
31 - 60 Days                              13.4
61 - 90 Days                              33.7
91 - 180 Days                              9.2
181 - 270 Days                             0.0
271+ Days                                  0.0
Liabilities, less cash, receivables and
   other assets                           (0.1)

*Current yield more closely reflects current earnings than does total return.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The composition, industries and holdings of the fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

Returns would have been lower if Neuberger Berman Management Inc, had not capped a portion of its fees during the period. This was a voluntary expense cap, which was terminated by Neuberger Berman Management Inc. on July 1, 2004.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

ENDNOTES

1. One-year and average annual total returns are for the periods ended October 31, 2004. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

2. Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse the following funds so that the total operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses are limited to 0.65% for Neuberger Berman Cash Reserves, 1.00% for Neuberger Berman High Income Bond Fund, 0.70% for Neuberger Berman Limited Maturity Bond Fund (Investor Class), 0.80% for Neuberger Berman Limited Maturity Bond Fund (Trust Class), and 0.65% for Neuberger Berman Municipal Securities Trust, of average daily net assets. Each undertaking lasts until October 31, 2007. Each of these funds has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to exceed the above stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. For the year ended October 31, 2004, there were no reimbursements of expenses by Management to Neuberger Berman Cash Reserves and Neuberger Berman High Income Bond Fund. Absent such reimbursements, the total returns of Neuberger Berman's Limited Maturity Bond Fund Investor Class, Limited Maturity Bond Fund Trust Class, and Municipal Securities Trust would have been less.

3.   From commencement of operations.

4. "Current yield" of a money market fund refers to the income generated by an investment in the Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

5. Performance prior to August 1993 is for the Investor Class, which has lower expenses and typically higher returns than the Trust Class. In addition, Management caps the Trust Class expenses. Absent such arrangement, which is subject to change, the total return would have been less.

6. Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after Federal income taxes at the highest Federal tax rate, currently 35% in 2004, assuming that all of the Fund's income is exempt from Federal income taxes.

7. A portion of the income of Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust may be subject to the Federal alternative minimum tax for certain investors.

8. This Fund is the successor to the Lipper High Income Bond Fund ("Lipper Fund"). The total return and data for the periods prior to September 7, 2002, are those of the Lipper High Income Bond Fund Premier Class. The data reflects performance of the Lipper Fund for the period April 1, 1996, through September 6, 2002, and the performance of Lipper Fund's predecessor partnership for the period February 1, 1992 (date of inception), through March 31, 1996, as applicable. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Lipper Fund which were in all material respects equivalent to those of its predecessor partnership. Had Lipper Fund's predecessor partnership been subject to the provisions of the 1940 Act, its investment performance may have been adversely affected. Returns would have been lower if the manager of the Lipper Fund had not waived certain of its fees during the periods shown.

GLOSSARY OF INDICES

              THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX:      An unmanaged total return market value index
                                                              consisting of all coupon-bearing U.S. Treasury
                                                              publicly placed debt securities with maturities
                                                              between 1 and 3 years.

                      THE LEHMAN BROTHERS 7-YEAR GENERAL      An unmanaged total return performance benchmark
                                       OBLIGATION INDEX:      for the intermediate-term, 7-year, investment
                                                              grade General Obligations (State and Local)
                                                              tax-exempt bond market.

                 THE IMONEYNET MONEY FUND REPORT TAXABLE      Measures the performance of retail money market
                              FIRST TIER RETAIL AVERAGE:      mutual funds which hold "First Tier" securities as
                                                              defined by Rule 2a-7 of the Investment Company Act
                                                              of 1940 (not including Second Tier Commercial
                                                              Paper). First Tier securities are those rated in
                                                              the highest short-term rating category by two or
                                                              more nationally recognized statistical ratings
                                                              organizations or one, if only one has rated the
                                                              security.

                         THE IMONEYNET MONEY FUND REPORT      Measures the performance of retail money market
                                TREASURY RETAIL AVERAGE:      mutual funds which invest only in obligations of
                                                              the U.S. Treasury (T-Bills).

          THE IMONEYNET MONEY FUND REPORT GOVERNMENT AND      Measures the performance of retail money market
                                AGENCIES RETAIL AVERAGE:      mutual funds which invest in obligations of the
                                                              U.S. Treasury (T-Bills), repurchase agreements, or
                                                              U.S. Government Agency securities.

       THE IMONEYNET MONEY FUND REPORT TAX-FREE NATIONAL      Measures all national tax-free and municipal
                                         RETAIL AVERAGE:      retail funds. Portfolio holdings of tax-free funds
                                                              includes Rated and Unrated Demand Notes, Rated and
                                                              Unrated General Market Notes, Commercial Paper,
                                                              Put Bonds -- 6 months or less, Put Bonds -- over 6
                                                              months, AMT Paper, and Other Tax-Free holdings.

  LEHMAN BROTHERS INTERMEDIATE BA U.S. HIGH YIELD INDEX:      An unmanaged index comprised of BB rated bonds
                                                              with maturities of less than 10 years.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index or average are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

INFORMATION ABOUT YOUR FUND'S EXPENSES


These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, administrative services and shareholder reports among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                                ACTUAL EXPENSES:        The first section of the table provides information about
                                                        actual account values and actual expenses in dollars. You
                                                        may use the information in this line, together with the
                                                        amount you invested, to estimate the expenses you paid over the period.

  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:         The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of
                                                        return at 5% per year before expenses. This return is not
                                                        the Fund's actual return. The hypothetical account values
                                                        and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of
                                                        investing in these Funds versus other funds. To do so,
                                                        compare this 5% hypothetical example with the 5%
                                                        hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION AS OF 10/31/04 (UNAUDITED)

NEUBERGER BERMAN CASH RESERVES FUND

                          BEGINNING      ENDING       EXPENSES
                            ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                        VALUE       VALUE    THE PERIOD*
--------------------------------------------------------------
Investor Class              $ 1,000  $ 1,003.50      $    3.12

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**

Investor Class              $ 1,000  $ 1,022.02      $    3.15


NEUBERGER BERMAN GOVERNMENT MONEY FUND

                          BEGINNING      ENDING       EXPENSES
                            ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                        VALUE       VALUE    THE PERIOD*
--------------------------------------------------------------
Investor Class              $ 1,000  $ 1,003.40       $   2.87

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**

Investor Class              $ 1,000  $ 1,022.27       $   2.90

NEUBERGER BERMAN HIGH INCOME BOND FUND

                          BEGINNING      ENDING       EXPENSES
                            ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                        VALUE       VALUE    THE PERIOD*
--------------------------------------------------------------
Investor Class              $ 1,000  $ 1,056.70       $   4.60

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**

Investor Class              $ 1,000  $ 1,020.66       $   4.52

NEUBERGER BERMAN LIMITED MATURITY BOND FUND

                          BEGINNING      ENDING       EXPENSES
                            ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                        VALUE       VALUE    THE PERIOD*
--------------------------------------------------------------
Investor Class              $ 1,000  $ 1,008.60        $  3.48
Trust Class                 $ 1,000  $ 1,008.80        $  3.99

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**

Investor Class              $ 1,000  $ 1,021.67        $  3.51
Trust Class                 $ 1,000  $ 1,021.17        $  4.01

NEUBERGER BERMAN MUNICIPAL MONEY FUND

                        BEGINNING        ENDING       EXPENSES
                          ACCOUNT       ACCOUNT    PAID DURING
ACTUAL                      VALUE         VALUE    THE PERIOD*
--------------------------------------------------------------
Investor Class            $ 1,000    $ 1,003.10         $ 2.97

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**

Investor Class            $ 1,000    $ 1,022.17         $ 3.00

NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST

                        BEGINNING        ENDING       EXPENSES
                          ACCOUNT       ACCOUNT    PAID DURING
ACTUAL                      VALUE         VALUE    THE PERIOD*
--------------------------------------------------------------
Investor Class            $ 1,000    $ 1,032.80         $ 3.27

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**

Investor Class            $ 1,000    $ 1,021.92         $ 3.25

 * For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 366.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

SCHEDULE OF INVESTMENTS CASH RESERVES

PRINCIPAL AMOUNT                                                            RATING s            VALUE++
(000'S OMITTED)                                                        MOODY'S        S&P   (000'S OMITTED)
U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH
AND CREDIT OF THE U.S. GOVERNMENT (9.7%)
  $10,000 U.S. Treasury Bills, 1.67%, due 11/18/04                      TSY           TSY      $  9,992
   15,000 U.S. Treasury Bills, 1.63%, due 1/13/05                       TSY           TSY        14,950
    9,000 U.S. Treasury Bills, 1.72%, due 2/17/05                       TSY           TSY         8,954
    7,000 U.S. Treasury Notes, 1.75%, due 12/31/04                      TSY           TSY         7,007
    6,000 U.S. Treasury Notes, 1.63%, due 1/31/05                       TSY           TSY         6,007
                                                                                               --------
          TOTAL U.S. TREASURY SECURITIES-BACKED BY THE FULL
          FAITH AND CREDIT OF THE U.S. GOVERNMENT                                                46,910
                                                                                               --------

U.S. GOVERNMENT AGENCY SECURITIES (6.0%)
    5,000 Federal Farm Credit Bank, Disc. Notes, 1.68%, due 11/1/04     AGY           AGY         5,000
    7,000 Federal Farm Credit Bank, Disc. Notes, 1.09%, due 12/10/04    AGY           AGY         6,992
    2,000 Federal Farm Credit Bank, Disc. Notes, 1.15%, due 12/13/04    AGY           AGY         1,997
    5,000 Federal Home Loan Bank, Disc. Notes, 1.73%, due 11/5/04       AGY           AGY         4,999
   10,000 Federal Home Loan Bank, Disc. Notes, 1.70%, due 2/4/05        AGY           AGY         9,955
                                                                                               --------
          TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                28,943
                                                                                               --------
CERTIFICATES OF DEPOSIT (24.2%)
   10,000 American Express Centurion Bank, Domestic CD, 1.81%,
          due 11/17/04                                                  P-1           A-1        10,000
   11,000 Bank of Montreal, Yankee CD, 1.78%, due 11/15/04              P-1           A-1+       11,000
    2,000 BNP Paribas NY, Domestic CD, 2.16%, due 4/25/05               P-1           A-1+        2,000
   12,000 Deutsche Bank AG, Yankee CD, 1.16% - 1.96%,
          due 12/15/04 - 3/9/05                                         P-1           A-1+       12,000
   12,000 Dexia Bank NY, Yankee CD, 1.58% - 1.90%,
          due 11/10/04 - 12/29/04                                       P-1           A-1+       12,000
    2,000 HBOS Treasury Services, Yankee CD, 2.08%, due 3/29/05         P-1           A-1+        2,000
   10,000 HBOS Treasury Services, Yankee CD, 1.90%, due 12/1/04         P-1           A-1+       10,000&&
    5,000 Lloyd's TSB Bank PLC, Yankee CD, 1.71%, due 12/14/04          P-1           A-1+        5,000
   10,000 Royal Bank of Canada NY, Yankee CD, 2.01%, due 2/14/05        P-1           A-1+       10,000
   10,000 Royal Bank of Scotland, Yankee CD, 2.06%, due 2/2/05          P-1           A-1+       10,001
   10,000 Svenska Handelsbanken AB, Yankee CD, 1.62%, due 11/12/04      P-1           A-1        10,000
   12,550 Toronto Dominion Bank, Yankee CD, 1.13% - 1.89%,
          due 11/29/04 - 12/31/04                                       P-1           A-1        12,550
   10,000 Wells Fargo Bank NA, Domestic CD, 1.77%, due 11/10/04         P-1           A-1+       10,000
                                                                                               --------
          TOTAL CERTIFICATES OF DEPOSIT                                                         116,551
                                                                                               --------
COMMERCIAL PAPER (55.6%)
   10,000 ABN AMRO North America Finance, Inc., 1.63% & 1.89%,
          due 11/22/04 & 11/29/04                                       P-1           A-1+        9,988
   12,000 ANZ (Delaware), Inc., 1.63% & 1.70%,
          due 11/10/04 & 11/16/04                                       P-1           A-1+       11,992
   10,000 Bank of America Corp., 1.73%, due 12/13/04                    P-1           A-1         9,980
    6,000 Barclays U.S. Funding Corp., 1.17%, due 11/24/04              P-1           A-1+        5,996
   10,000 Bear Stearns Co., Inc., 1.76%, due 11/4/04                    P-1           A-1         9,999
   10,000 BMW U.S. Capital Corp., 1.84%, due 11/1/04                    P-1           A-1        10,000
    5,000 BNP Paribas Finance, 1.74%, due 1/18/05                       P-1           A-1+        4,981
   10,000 BP Capital Markets PLC, 1.84%, due 11/1/04                    P-1           A-1+       10,000
   10,000 Caisse D'Amortissement, 1.92%, due 12/6/04                    P-1           A-1+        9,981
   10,000 Citigroup Global Markets, Inc., 1.76%, due 11/10/04           P-1           A-1+        9,996
   10,000 duPont (E.I.) de Nemours & Co., 1.75%, due 11/2/04            P-1           A-1+        9,999
   10,000 Eli Lilly & Co., 1.70%, due 12/6/04                           P-1           A-1+        9,983

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                            RATING s                   VALUE++
(000'S OMITTED)                                                      MOODY'S         S&P      (000'S OMITTED)
  $ 7,000 General Electric Capital Corp., 1.85%, due 2/15/05            P-1          A-1+         $   6,962
   12,000 Goldman Sachs Group, Inc., 1.60% - 1.92%,
          due 11/8/04 - 2/22/05                                         P-1          A-1             11,980
   10,000 ING America Insurance Holdings, Inc., 1.93%, due 1/21/05      P-1          A-1              9,957
   10,000 KFW International Finance, Inc., 1.82%, due 11/29/04          P-1          A-1+             9,986
    5,000 MetLife Funding, Inc., 1.82%, due 12/7/04                     P-1          A-1+             4,991
   10,000 Morgan Stanley Dean Witter & Co., 1.95%, due 12/8/04          P-1          A-1              9,980
   10,000 Nestle Capital Corp., 1.91%, due 1/26/05                      P-1          A-1+             9,954
    5,000 New York Life Capital Corp., 1.76%, due 11/2/04               P-1          A-1+             5,000
   10,000 Paccar Financial Corp., 1.70%, due 12/2/04                    P-1          A-1+             9,985
   10,000 Pfizer, Inc., 1.83%, due 12/27/04                             P-1          A-1+             9,972
   10,000 Procter & Gamble, Inc., 1.96%, due 1/19/05                    P-1          A-1+             9,957
   10,000 Societe Generale NA, Inc., 1.84% & 1.93%,
          due 12/7/04 & 3/9/05                                          P-1          A-1+             9,956
   12,000 Toyota Motor Credit Corp., 1.84% & 1.88%
          due 11/22/04 & 11/23/04                                       P-1          A-1+            11,987
   12,000 UBS Finance (Delaware), Inc., 1.72% - 1.81%,
          due 1/18/05 - 2/22/05                                         P-1          A-1+            11,943
   10,000 Wal-Mart Stores, Inc., 1.75%, due 11/9/04                     P-1          A-1+             9,996
   12,000 Westpac Capital Corp., 1.65% - 1.98%,
          due 11/29/04 - 1/7/05                                         P-1          A-1+            11,968
                                                                                                  ---------
          TOTAL COMMERCIAL PAPER                                                                    267,469
                                                                                                  ---------

BANK NOTES (2.1%)
   10,000 U.S. Bank NA, 1.17%, due 11/17/04                             P-1          A-1+            10,000&&
                                                                                                  ---------
TIME DEPOSITS (4.6%)
   10,000 Chase Manhattan Bank, Grand Cayman, 1.84%, due 11/1/04        P-1          A-1+            10,000
   11,904 National City Bank, Grand Cayman, 1.80%, due 11/1/04          P-1          A-1             11,904
                                                                                                  ---------
          TOTAL TIME DEPOSITS                                                                        21,904
                                                                                                  ---------
          TOTAL INVESTMENTS (102.2%)                                                                491,777

          Liabilities, less cash, receivables and other assets [(2.2%)]                             (10,546)
                                                                                                  ---------
          TOTAL NET ASSETS (100.0%)                                                               $ 481,231
                                                                                                  ---------

SCHEDULE OF INVESTMENTS GOVERNMENT MONEY FUND

PRINCIPAL AMOUNT                                                                                        VALUE++
(000'S OMITTED)                                                                                (000'S OMITTED)
U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT (62.4%)
  $33,000 U.S. Treasury Bills, 1.33% & 1.45%, due 11/18/04                                        $    32,978
   35,000 U.S. Treasury Bills, 1.51% & 1.52%, due 11/26/04                                             34,963
   35,000 U.S. Treasury Bills, 1.50% & 1.55%, due 12/2/04                                              34,954
   22,000 U.S. Treasury Bills, 1.61% & 1.73%, due 12/9/04                                              21,961
   15,000 U.S. Treasury Bills, 1.72%, due 12/30/04                                                     14,958
   27,000 U.S. Treasury Bills, 1.63% & 1.72%, due 1/13/05                                              26,908
   40,000 U.S. Treasury Bills, 1.71% & 1.73%, due 1/20/05                                              39,847
   35,000 U.S. Treasury Bills, 1.74% & 1.82%, due 1/27/05                                              34,850
   12,000 U.S. Treasury Bills, 1.75%, due 2/3/05                                                       11,945
    8,000 U.S. Treasury Bills, 1.72%, due 2/17/05                                                       7,959
   10,000 U.S. Treasury Bills, 1.81%, due 3/3/05                                                        9,939
    8,400 U.S. Treasury Notes, 1.75%, due 12/31/04                                                      8,408
    4,200 U.S. Treasury Notes, 1.63%, due 1/31/05                                                       4,205
                                                                                                  -----------
          TOTAL U.S. TREASURY SECURITIES-BACKED BY THE FULL
          FAITH AND CREDIT OF THE U.S. GOVERNMENT                                                     283,875
                                                                                                  -----------
U.S. GOVERNMENT AGENCY SECURITIES (27.5%)
   10,000 Federal Farm Credit Bank, Disc. Notes, 1.68%, due 11/1/04                                    10,000
   15,000 Federal Farm Credit Bank, Disc. Notes, 1.70%, due 11/10/04                                   14,994
   15,000 Federal Farm Credit Bank, Disc. Notes, 1.72%, due 11/12/04                                   14,992
   10,000 Federal Farm Credit Bank, Disc. Notes, 1.72%, due 11/16/04                                    9,993
    3,815 Federal Farm Credit Bank, Disc. Notes, 1.09%, due 12/10/04                                    3,810
   15,000 Federal Home Loan Bank, Disc. Notes, 1.74%, due 11/12/04                                     14,992
   20,000 Federal Home Loan Bank, Disc. Notes, 1.76%, due 11/17/04                                     19,985
   19,000 Federal Home Loan Bank, Disc. Notes, 1.94%, due 12/31/04                                     18,939
    4,361 Federal Home Loan Bank, Disc. Notes, 1.95%, due 1/12/05                                       4,344
    4,875 Federal Home Loan Bank, Disc. Notes, 1.97%, due 1/25/05                                       4,852
    8,000 Federal Home Loan Bank, Disc. Notes, 1.70%, due 2/4/05                                        7,964
                                                                                                  -----------
          TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                     124,865
                                                                                                  -----------

REPURCHASE AGREEMENTS (10.2%)
   46,613 State Street Bank and Trust Co. Repurchase Agreement, 1.75%, due 11/1/04,
          dated 10/29/04, Maturity Value $46,619,798, Collateralized by $36,610,000 U.S. Treasury Notes, 7.25%, due 8/15/22
          (Collateral Value $48,019,543)                                                               46,613
                                                                                                  -----------
          TOTAL INVESTMENTS (100.1%)                                                                  455,353

          Liabilities, less cash, receivables and other assets [(0.1%)]                                  (635)
                                                                                                  -----------
          TOTAL NET ASSETS (100.0%)                                                               $   454,718
                                                                                                  -----------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS HIGH INCOME BOND FUND

PRINCIPAL AMOUNT                                                                 RATING s                 VALUE+
(000'S OMITTED)                                                            MOODY'S     S&P       (000'S OMITTED)
CORPORATE DEBT SECURITIES (95.9%)
$   2,500 Abitibi-Consolidated, Inc., Guaranteed Notes, 7.88%, due 8/1/09    Ba3        BB        $     2,663
    2,525 Abitibi-Consolidated, Inc., Notes, 6.95%, due 4/1/08               Ba3        BB              2,613
    3,325 AES Corp., Senior Notes, 8.75%, due 6/15/08                        B2         B-              3,666
    1,184 AES Corp., Senior Secured Notes, 10.00%, due 7/15/05               Ba3        BB              1,196**
    3,000 AES Corp., Senior Secured Notes, 8.75%, due 5/15/13                B1         B+              3,465**
    2,125 AGCO Corp., Guaranteed Notes, 9.50%, due 5/1/08                    Ba3        BB-             2,284
    4,175 Airgas, Inc., Senior Subordinated Notes, 9.13%, due 10/1/11        Ba2        B+              4,697
    3,875 Alderwoods Group, Inc., Senior Notes, 7.75%, due 9/15/12           B2         B               4,185**
    5,075 Alliant Techsystems, Inc., Senior Subordinated Notes,
          8.50%, due 5/15/11                                                 B2         B               5,595
    2,500 Allied Waste North America, Inc., Secured Notes,
          6.50%, due 11/15/10                                                B2         BB-             2,406
    2,500 Allied Waste North America, Inc., Secured Notes,
          6.38%, due 4/15/11                                                 B2         BB-             2,356
    4,000 Allied Waste North America, Inc., Guaranteed Senior
          Secured Notes, Ser. B, 9.25%, due 9/1/12                           B2         BB-             4,320~
    4,575 Amerada Hess Corp., Notes, 6.65%, due 8/15/11                      Ba1        BBB-            5,112
    6,875 Amerigas Partners L.P., Senior Notes, Ser. B,
          8.88%, due 5/20/11                                                 B2         BB-             7,528
    7,575 AMETEK, Inc., Senior Notes, 7.20%, due 7/15/08                     Ba1        BBB             8,338
    7,000 Arch Western Finance Corp., Senior Notes, 6.75%, due 7/1/13        Ba3        BB              7,437
    1,500 Arch Western Finance Corp., Senior Notes, 6.75%, due 7/1/13        Ba3        BB              1,594**
    5,000 Arvin Industries, Inc., Senior Notes, 6.75%, due 3/15/08           Ba1        BB+             5,125
    6,825 Aviall, Inc., Senior Notes, 7.63%, due 7/1/11                      B1         BB              7,371~
    6,250 BCP Caylux Holdings, Senior Subordinated Notes,
          9.63%, due 6/15/14                                                 B3         B-              7,000**
    3,500 Boise Cascade LLC, Floating Quarterly Senior Notes,
          5.01%, due 10/15/12                                                B1         B+              3,579**
    3,325 Boise Cascade LLC, Senior Subordinated Notes,
          7.13%, due 10/15/14                                                B2         B+              3,470**
    4,175 Bombardier Recreational Products, Senior
          Subordinated Notes, 8.38%, due 12/15/13                            B3         B-              4,488**~
    3,750 BoWater Canada Finance Corp., Guaranteed Notes,
          7.95%, due 11/15/11                                                Ba3        BB              4,058~
    5,175 BRL Universal Equipment, Senior Notes, 8.88%, due 2/15/08          Ba3        BB-             5,460
    3,000 California Steel Industries, Inc., Senior Notes,
          6.13%, due 3/15/14                                                 Ba3        BB-             2,948
    5,000 Case New Holland, Inc., Senior Notes, 6.00%, due 6/1/09            Ba3        BB-             5,000**
    3,125 Case New Holland, Inc., Senior Notes, 9.25%, due 8/1/11            Ba3        BB-             3,562**
    4,250 Charter Communications Operating LLC, Senior Notes,
          8.00%, due 4/30/12                                                 B2         B-              4,298**
    4,275 Chesapeake Energy Corp., Senior Notes, 7.00%, due 8/15/14          Ba3        BB-             4,638
    4,575 Chiquita Brands International, Senior Notes, 7.50%, due 11/1/14    B2         B               4,689**
    4,000 CITGO Petroleum Corp., Senior Notes, 7.88%, due 5/15/06            Ba2        BB              4,250
    4,625 CITGO Petroleum Corp., Senior Notes, 6.00%, due 10/15/11           Ba2        BB              4,706**
    4,125 CMS Energy Corp., Senior Notes, 8.90%, due 7/15/08                 B3         B+              4,599
    3,125 CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10                  B3         B+              3,422~
    4,750 Compass Minerals Group, Inc., Senior
          Subordinated Notes, 10.00%, due 8/15/11                            B3         B-              5,320
    3,175 Constellation Brands, Inc., Guaranteed Senior
          Subordinated Notes, Ser. B, 8.13%, due 1/15/12                     Ba3        B+              3,477~

PRINCIPAL AMOUNT                                                            RATING s                VALUE+
(000'S OMITTED)                                                        MOODY'S      S&P    (000'S OMITTED)
$   4,875 Crown Cork & Seal Co., Guaranteed Notes,
          7.00%, due 12/15/06                                            B3          B           $   5,082
    6,525 CSC Holdings, Inc., Senior Notes, Ser. B, 8.13%, due 7/15/09   B1          BB-             7,177
    3,000 D. R. Horton, Inc., Guaranteed Senior Unsecured Notes,
          5.00%, due 1/15/09                                             Ba1         BB+             3,038
    5,875 D. R. Horton, Inc., Guaranteed Senior Notes,
          8.50%, due 4/15/12                                             Ba1         BB+             6,624
    3,125 Dana Corp., Notes, 6.50%, due 3/15/08                          Ba3         BB              3,289
    3,125 Dean Foods Co., Senior Notes, 6.75%, due 6/15/05               Ba2         BB-             3,180
    5,125 Dean Foods Co., Senior Notes, 6.63%, due 5/15/09               Ba2         BB-             5,394~
    2,625 Dole Foods Co., Inc., Debentures, 8.75%, due 7/15/13           B2          B+              2,953
    2,825 Dole Foods Co., Inc., Senior Notes, 8.63%, due 5/1/09          B2          B+              3,129
    3,175 DPL, Inc., Senior Notes, 8.25%, due 3/1/07                     Ba3         B+              3,469
    5,125 Dresser, Inc., Guaranteed Senior Subordinated Notes,
          9.38%, due 4/15/11                                             B2          B               5,689~
    5,125 Dresser-Rand Group, Inc., Senior Subordinated Notes,
          7.38%, due 11/1/14                                             B3          B-              5,368**
    2,875 EchoStar DBS Corp., Senior Notes, 5.75%, due 10/1/08           Ba3         BB-             2,940
    2,500 EchoStar DBS Corp., Guaranteed Notes, 6.63%, due 10/1/14       Ba3         BB-             2,556**
    1,925 Edison Mission Energy, Senior Notes, 10.00%, due 8/15/08       B1          B               2,247
    4,175 Edison Mission Energy, Senior Notes, 9.88%, due 4/15/11        B1          B               4,937
    4,575 El Paso Natural Gas, Senior Notes, Ser. A, 7.63%, due 8/1/10   B1          B-              4,947
    5,125 Emmis Operating Co., Senior Subordinated Notes,
          6.88%, due 5/15/12                                             B2          B-              5,381~
    3,250 Entercom Radio/Capital, Guaranteed Senior Notes,
          7.63%, due 3/1/14                                              Ba3         B+              3,478
    5,575 Enterprise Products Operating L.P., Guaranteed Senior Notes,
          7.50%, due 2/1/11                                              Baa3        BB+             6,396
    6,875 Entravision Communications Corp., Guaranteed Notes,
          8.13%, due 3/15/09                                             B3          B-              7,373
    3,125 ERICO International Corp., Senior Subordinated Notes,
          8.88%, due 3/1/12                                              B3          B-              3,266
    6,750 Evergreen Resources, Inc., Senior Subordinated Notes,
          5.88%, due 3/15/12                                                         BB+             6,952~
    5,000 Felcor Lodging L.P., Senior Floating Rate Notes, 5.84%,
          due 12/1/04                                                    B1          B-              5,163**
    7,275 Ferrellgas L.P., Senior Notes, 8.75%, due 6/15/12              B2          B               7,912
    2,575 Fisher Scientific International, Inc., Senior
          Subordinated Notes, 8.13%, due 5/1/12                          Ba3         BB+             2,871
    5,325 Fisher Scientific International, Inc., Senior
          Subordinated Notes, 8.00%, due 9/1/13                          Ba3         BB+             6,004
    3,725 Flowserve Corp., Guaranteed Senior Subordinated Notes,
          12.25%, due 8/15/10                                            B2          B               4,181
    4,750 Forest Oil Corp., Senior Notes, 8.00%, due 6/15/08             Ba3         BB-             5,272
    3,125 Forest Oil Corp., Guaranteed Senior Notes, 7.75%, due 5/1/14   Ba3         BB-             3,422
    4,250 Freescale Semiconductor, Senior Notes, 6.88%, due 7/15/11      Ba2         BB+             4,505**
    4,125 General Cable Corp., Senior Notes, 9.50%, due 11/15/10         B2          B               4,661~
    2,625 Georgia Gulf Corp., Notes, 7.63%, due 11/15/05                 Ba3         BBB-            2,723
    2,875 Georgia Gulf Corp., Senior Notes, 7.13%, due 12/15/13          B1          BB-             3,098
    5,275 Georgia Pacific Corp., Senior Notes, 7.38%, due 7/15/08        Ba2         BB+             5,803
    3,250 Grant Prideco, Inc., Guaranteed Senior Notes, Ser. B,
          9.63%, due 12/1/07                                             Ba3         BB-             3,673
    3,875 GulfMark Offshore, Inc., Senior Notes, 7.75%, due 7/15/14      B2          BB-             4,069**~

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                            RATING s                VALUE+
(000'S OMITTED)                                                        MOODY'S      S&P    (000'S OMITTED)
$   4,750 Hanover Equipment Trust 2001 A, Senior Secured Notes,
          Ser. A, 8.50%, due 9/1/08                                      B2          B+          $   5,142~
    3,125 HCA, Inc., Notes, 6.30%, due 10/1/12                           Ba2         BB+             3,163
    5,190 Hines Nurseries, Inc., Senior Notes, 10.25%, due 10/1/11       B3          B               5,553
    1,375 HMH Properties, Inc., Guaranteed Senior Notes, Ser. B,
          7.88%, due 8/1/08                                              Ba3         B+              1,413
    3,325 Host Marriott L.P., Senior Notes, 7.00%, due 8/15/12           Ba3         B+              3,591**~
    3,875 Host Marriott L.P., Senior Notes, 7.13%, due 11/1/13           Ba3         B+              4,185~
    6,125 Invista, Notes, 9.25%, due 5/1/12                              B1          B+              6,738**
    6,525 Iron Mountain, Inc., Guaranteed Senior Notes, 8.63%,
          due 4/1/13                                                     B3          B               7,063
    2,375 Iron Mountain, Inc., Guaranteed Senior Subordinated Notes,
          8.25%, due 7/1/11                                              B3          B               2,482
    5,000 iStar Financial, Inc., Senior Notes, 5.13%, due 4/1/11         Baa3        BBB-            5,065
    3,250 Jafra Cosmetics, Senior Subordinated Notes, 10.75%,
          due 5/15/11                                                    B3          B-              3,705
    3,250 Jefferson Smurfit Corp., Guaranteed Notes, 7.50%, due 6/1/13   B2          B               3,543
    3,037 K & F Industries, Inc., Senior Subordinated Notes, 9.25%,
          due 10/15/07                                                   B3          B-              3,098
    5,475 KB Home, Senior Subordinated Notes, 8.63%, due 12/15/08        Ba2         BB-             6,200
    3,000 Kennametal, Inc., Senior Notes, 7.20%, due 6/15/12             Ba1         BBB             3,337
    3,000 Key Energy Services, Inc., Guaranteed Senior Notes, Ser. C,
          8.38%, due 3/1/08                                              B1          B               3,165
    2,825 L-3 Communications Corp., Guaranteed Senior Subordinated
          Notes, Ser. B, 8.00%, due 8/1/08                               Ba3         BB-             2,910
    2,625 L-3 Communications Corp., Guaranteed Senior Subordinated
          Notes, 7.63%, due 6/15/12                                      Ba3         BB-             2,900
    6,825 Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13         Ba3         B               7,405
    5,875 LNR Property Corp., Senior Subordinated Notes, 7.63%,
          due 7/15/13                                                    Ba3         B+              6,551
    4,525 Louisiana Pacific Corp., Senior Notes, 8.88%, due 8/15/10      Baa3        BBB-            5,407
    3,675 Lyondell Chemical Co., Guaranteed Senior Notes, 9.50%,
          due 12/15/08                                                   B1          B+              4,006
    2,125 Lyondell Chemical Co., Guaranteed Senior Notes, 10.50%,
          due 6/1/13                                                     B1          B+              2,507
    4,750 MCI, Inc., Senior Notes, 5.91%, due 5/1/07                                                 4,738^^^
    2,750 MCI, Inc., Senior Notes, 6.69%, due 5/1/09                                                 2,712^^^
    2,500 MGM Mirage, Inc., Guaranteed Senior Notes, 8.50%,
          due 9/15/10                                                    Ba1         BB+             2,875
    2,000 MGM Mirage, Inc., Guaranteed Notes, 9.75%, due 6/1/07          Ba2         BB-             2,250
    4,000 MGM Mirage, Inc., Senior Notes, 6.00%, due 10/1/09             Ba1         BB+             4,140~
    1,445 Midland Funding II, Debentures, Ser. A, 11.75%, due 7/23/05    Ba3         BB-             1,522
    5,525 Millar Western Forest, Senior Notes, 7.75%, due 11/15/13       B2          B+              5,898
    5,125 Millennium America, Inc., Guaranteed Notes, 7.00%,
          due 11/15/06                                                   B1          BB-             5,356
    6,000 MSW Energy Holdings LLC, Guaranteed Senior
          Secured Notes, Ser. B, 7.38%, due 9/1/10                       Ba2         BB-             6,300
    7,075 Nalco Co., Senior Notes, 7.75%, due 11/15/11                   B2          B-              7,659~
    6,525 Navistar International Corp., Senior Notes, 7.50%, due 6/15/11 Ba3         BB-             7,047~
    3,525 Nevada Power Co., General Refunding Mortgage Notes,
          Ser. E, 10.88%, due 10/15/09                                   Ba2                         4,142~
    3,000 Newfield Exploration Co., Senior Notes, Ser. B, 7.45%,
          due 10/15/07                                                   Ba2         BB+             3,270

PRINCIPAL AMOUNT                                                            RATING s                VALUE+
(000'S OMITTED)                                                        MOODY'S      S&P    (000'S OMITTED)
$   2,500 Newfield Exploration Co., Senior Subordinated Notes,
          6.63%, due 9/1/14                                              Ba3         BB-          $  2,681**
    5,625 Nextel Communications, Inc., Senior Notes, 6.88%,
          due 10/31/13                                                   Ba3         BB              6,103
    5,875 Norampac, Inc., Senior Notes, 6.75%, due 6/1/13                Ba2         BB+             6,198
    7,000 Norske Skog Canada, Ltd., Guaranteed Senior Notes,
          Ser. D, 8.63%, due 6/15/11                                     Ba3         BB              7,560~
    1,250 Nortel Networks Corp., Guaranteed Notes, 7.40%, due 6/15/06    B3          B-              1,291
    2,575 Northwest Pipeline Corp., Debentures, 6.63%, due 12/1/07       B1          B+              2,755
    3,000 NRG Energy, Inc., Secured Notes, 8.00%, due 12/15/13           B2          B+              3,304**
    7,125 NVR, Inc., Senior Notes, 5.00%, due 6/15/10                   Baa3         BB+             7,143
    2,525 OMEGA Healthcare Investors, Inc., Notes, 6.95%, due 8/1/07     B1          BB-             2,607
    4,125 Owens & Minor, Inc., Senior Subordinated Notes, 8.50%,
          due 7/15/11                                                   Ba3          BB-             4,558
    4,325 Owens-Brockway Glass Container, Inc., Guaranteed
          Senior Notes, 8.88%, due 2/15/09                              B2           BB-             4,747
    2,175 Owens-Brockway Glass Container, Inc., Senior Notes,
          8.25%, due 5/15/13                                            B3            B              2,392
    3,825 Park Place Entertainment Corp., Senior Notes, 7.50%,
          due 9/1/09                                                    Ba1          BB+             4,322~
    2,125 Peabody Energy Corp., Guaranteed Senior Notes, Ser. B, 6.88%,
          due 3/15/13                                                   Ba3          BB-             2,332
    2,000 PG&E Corp., Senior Secured Notes, 6.88%, due 7/15/08                                       2,170^^
    3,825 Pilgrim's Pride Corp., Senior Subordinated Notes, 9.25%,
          due 11/15/13                                                  B2           B+              4,265
    3,875 Plains E&P Co., Senior Notes, 7.13%, due 6/15/14              Ba2          BB-             4,301~
    3,000 Ply Gem Industries, Inc., Senior Subordinated Notes,
          9.00%, due 2/15/12                                            B3           B-              2,993**
    4,875 Pogo Producing Co., Senior Subordinated Notes, Ser. B,
          8.25%, due 4/15/11                                            Ba3          BB              5,375
    5,175 Pride International, Inc., Senior Notes, 7.38%, due 7/15/14   Ba2          BB-             5,822**~
    5,000 PSE&G Energy Holdings, Inc., Notes, 7.75%, due 4/16/07        Ba3          BB-             5,350
    3,000 Qwest Corp., Tranche A, 6.50%, due 6/30/07                                                 3,116^^
    3,000 Qwest Corp., Tranche B, 6.95%, due 6/30/10                                                 3,000^^
    3,024 Radio One, Inc., Guaranteed Senior Notes, 8.88%, due 7/1/11    B2           B-             3,342~
    5,175 Reddy Ice Group, Inc., Senior Subordinated Notes, 8.88%,
          due 8/1/11                                                     B3           B-             5,602~
    3,500 Reliant Resources, Inc., Adjustable Rate Term Loan,
          1.00%, due 3/15/07                                                                         3,465^^
    4,107 Reliant Resources, Inc., Adjustable Rate Term Loan, 5.91%,
          due 3/15/07                                                                                4,149^^
    6,750 Rent-A-Center, Inc., Guaranteed Senior Notes, Ser. B, 7.50%,
          due 5/1/10                                                     B1          BB-             6,995
    3,000 Rogers Cable, Inc., Secured Notes, 5.50%, due 3/15/14          Ba2        BBB-             2,805
    3,575 Russel Metals, Inc., Senior Notes, 6.38%, due 3/1/14           Ba3         BB-             3,575
    3,325 Ryland Group, Inc., Senior Notes, 8.00%, due 8/15/06           Ba1        BBB-             3,574
    3,625 Ryland Group, Inc., Senior Notes, 5.38%, due 6/1/08            Ba1        BBB-             3,770
    1,875 Salem Communications Holding Corp., Guaranteed
          Senior Subordinated Notes, 7.75%, due 12/15/10                 B3          B-              2,002
    5,675 Salem Communications Holding Corp., Guaranteed
          Senior Subordinated Notes, Ser. B, 9.00%, due 7/1/11           B3          B-              6,242
    5,631 Scotts Co., Senior Subordinated Notes, 6.63%, due 11/15/13     Ba2         B+              5,941
    6,575 Sequa Corp., Senior Notes, Ser. B, 8.88%, due 4/1/08           B1          BB-             7,183

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                            RATING s                VALUE+
(000'S OMITTED)                                                        MOODY'S      S&P    (000'S OMITTED)
$   6,625 Service Corp. International, Notes, 6.88%, due 10/1/07        Ba3         BB           $  7,006
    2,525 Sierra Pacific Power Co., General Refunding Mortgage Notes,
          6.25%, due 4/15/12                                            Ba2         BB              2,613
    3,875 Sinclair Broadcast Group, Inc., Guaranteed
          Senior Subordinated Notes, 8.00%, due 3/15/12                 B2          B               4,069
    5,525 Smithfield Foods, Inc., Senior Notes, 7.00%, due 8/1/11       Ba2         BB              5,912**
    1,175 Southern Natural Gas Co., Notes, 6.13%, due 9/15/08           B1          B-              1,216
    4,125 Southern Star Central Corp., Senior Secured Notes,
          8.50%, due 8/1/10                                             B1          B+              4,558
    5,000 Speedway Motorsports, Inc., Senior Subordinated Notes,
          6.75%, due 6/1/13                                             Ba2         B+              5,250
    5,750 Standard Pacific Corp., Senior Notes, 6.50%, due 10/1/08      Ba2         BB              6,023
    1,175 Standard Pacific Corp., Senior Notes, 5.13%, due 4/1/09       Ba2         BB              1,163
    3,000 Starwood Hotels & Resorts, Worldwide, Inc., Guaranteed
          Senior Notes, 7.88%, due 5/1/12                               Ba1         BB+             3,518
    3,250 Stena AB, Senior Notes, 9.63%, due 12/1/12                    Ba3         BB-             3,660
    6,000 Stone Container Corp., Senior Notes, 9.75%, due 2/1/11        B2          B               6,690~
    4,250 Suburban Propane Partners L.P., Senior Notes, 6.88%,
          due 12/15/13                                                  B1          B               4,399
    7,250 Tembec Industries, Inc., Guaranteed Notes, 8.63%,
          due 6/30/09                                                   Ba3         BB-             7,377~
    2,825 Tenet Healthcare Corp., Senior Notes, 6.38%, due 12/1/11      B3          B-              2,578~
    1,250 Tenet Healthcare Corp., Senior Notes, 9.88%, due 7/1/14                   B-              1,309**
    7,000 Toll Corp., Senior Subordinated Notes, 8.25%, due 12/1/11     Ba2         BB+             7,840~
    2,650 Transcontinental Gas Pipe Line Corp., Notes, 6.25%,
          due 1/15/08                                                   B1          B+              2,806
    3,175 Triad Hospitals, Inc., Senior Notes, 7.00%, due 5/15/12       B2          B+              3,397
    3,125 Triad Hospitals, Inc., Senior Subordinated Notes, 7.00%,
          due 11/15/13                                                  B3          B               3,203~
    4,325 Valmont Industries, Inc., Guaranteed Senior
          Subordinated Notes, 6.88%, due 5/1/14                         Ba3         B+              4,455**
    3,750 Venetian Casino Resort, LLC/Las Vegas Sands, Inc.,
          Guaranteed Mortgage Notes, 11.00%, due 6/15/10                B2          B               4,308
    5,000 Vintage Petroleum, Inc., Senior Notes, 8.25%, due 5/1/12      Ba3         BB-             5,600
    5,875 Vought Aircraft Industries, Inc., Senior Notes, 8.00%,
          due 7/15/11                                                   B2          B               5,728
    3,750 VWR International, Inc., Senior Notes, 6.88%, due 4/15/12     B2          B               3,975**
    2,500 VWR International, Inc., Senior Subordinated Notes,
          8.00%, due 4/15/14                                            B3          B               2,681**
    2,250 Warnaco, Inc., Senior Notes, 8.88%, due 6/15/13               B2          B               2,514
    5,375 Warner Music Group, Senior Subordinated Notes, 7.38%,
          due 4/15/14                                                   B3          B-              5,523**
    5,000 Westinghouse Air Brake, Senior Notes, 6.88%, due 7/31/13      Ba2         BB              5,213
    5,875 Williams Cos., Inc., Notes, 8.13%, due 3/15/12                B3          B+              6,903~
    3,575 Xerox Corp., Senior Notes, 6.88%, due 8/15/11                 Ba2         B+              3,816
    4,825 Young Broadcasting, Inc., Guaranteed Senior Notes,
          8.50%, due 12/15/08                                           B2          B               5,163
                                                                                                 --------
          TOTAL CORPORATE DEBT SECURITIES (COST $754,269)                                         779,671
                                                                                                 --------

PRINCIPAL AMOUNT                                                            RATING s                VALUE+
(000'S OMITTED)                                                        MOODY'S      S&P    (000'S OMITTED)
CONVERTIBLE BONDS (1.2%)
$   4,325 Fairchild Semiconductor, Inc., Senior Subordinated Notes,
          5.00%, due 11/1/08                                                        B           $   4,325
    6,000 Nortel Networks Corp., Notes, 4.25%, due 9/1/08               B3          B-              5,768
                                                                                                ---------
          TOTAL CONVERTIBLE BONDS (COST $10,116)                                                   10,093
                                                                                                ---------

REPURCHASE AGREEMENTS (1.3%)
   10,665 State Street Bank and Trust Co. Repurchase Agreement, 1.75%,
          due 11/1/04, dated 10/29/04, Maturity Value $10,666,555,
          Collateralized by $11,070,000 U.S. Treasury Bills, due
          3/3/05 (Collateral Value $10,986,975) (COST $10,665)                                     10,665#
                                                                                                ---------

SHORT-TERM INVESTMENTS (14.2%)
  115,456 N&B Securities Lending Quality Fund, LLC (COST $115,456)                                115,456#|
                                                                                                ---------

NUMBER OF SHARES

WARRANTS (0.0%)
      500 Dayton Superior Corp.                                                                        --*
   22,136 Reliant Resources, Inc.                                                                      --*
      625 XM Satellite Radio, Inc.                                                                     --*
                                                                                                ---------
          TOTAL WARRANTS (COST $0)                                                                     --
                                                                                                ---------

          TOTAL INVESTMENTS (112.6%) (COST $890,506)                                              915,885##

          Liabilities, less cash, receivables and other assets [(12.6%)]                         (102,652)
                                                                                                ---------
          TOTAL NET ASSETS (100.0%)                                                             $ 813,233
                                                                                                ---------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS LIMITED MATURITY BOND FUND

PRINCIPAL AMOUNT                                                            RATING s                VALUE+
(000'S OMITTED)                                                        MOODY'S      S&P    (000'S OMITTED)
U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND
CREDIT OF THE U.S. GOVERNMENT (35.5%)
  $12,000 U.S. Treasury Bills, 1.52%, due 11/18/04                      TSY         TSY         $  11,991
    2,350 U.S. Treasury Notes, 2.00%, due 11/30/04                      TSY         TSY             2,350
      490 U.S. Treasury Notes, 1.75%, due 12/31/04                      TSY         TSY               490
    7,150 U.S. Treasury Notes, 1.63%, due 3/31/05                       TSY         TSY             7,137
      740 U.S. Treasury Notes, 1.88%, due 11/30/05                      TSY         TSY               737
    5,000 U.S. Treasury Notes, 1.88%, due 12/31/05                      TSY         TSY             4,977
   21,000 U.S. Treasury Notes, 1.88%, due 1/31/06                       TSY         TSY            20,887
    7,000 U.S. Treasury Notes, 1.63%, due 2/28/06                       TSY         TSY             6,935
    1,000 U.S. Treasury Notes, 2.25%, due 4/30/06                       TSY         TSY               998
   10,800 U.S. Treasury Notes, 2.00%, due 5/15/06                       TSY         TSY            10,738
                                                                                                ---------
          TOTAL U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND
          CREDIT OF THE U.S. GOVERNMENT (COST $67,620)                                             67,240
                                                                                                ---------

MORTGAGE-BACKED SECURITIES (9.2%)
FANNIE MAE
      732 Collateralized Mortgage Obligations, Planned Amortization
          Certificates, Ser. 2003-16, Class PA, 4.50%, due 11/25/09     AGY         AGY               737

FREDDIE MAC
       30 ARM Certificates, 2.88%, due 1/1/17                           AGY         AGY                30
      377 Collateralized Mortgage Obligations, Planned Amortization
          Certificates, Ser. 2592, Class PA, 4.50%, due 12/15/07        AGY         AGY               377
      419 Pass-Through Certificates, 5.00%, due 2/1/07                  AGY         AGY               430

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
       11 Pass-Through Certificates, 7.50%, due 10/15/09 - 9/15/10      AGY         AGY                12
      146 Pass-Through Certificates, 7.00%, due 4/15/11                 AGY         AGY               156
       51 Pass-Through Certificates, 12.00%, due 12/15/12 - 5/15/14     AGY         AGY                59
    6,777 Pass-Through Certificates, 6.00%, due 1/15/33                 AGY         AGY             7,057
    8,699 Pass-Through Certificates, 4.50%, due 8/15/33 & 6/15/34       AGY         AGY             8,699
                                                                                                ---------
          TOTAL MORTGAGE-BACKED SECURITIES (COST $17,101)                                          17,557
                                                                                                ---------

CORPORATE DEBT SECURITIES (44.4%)
    1,200 Abitibi-Consolidated, Inc., Bonds, 8.30%, due 8/1/05          Ba3          BB             1,238
    2,450 Allstate Corp., Senior Notes, 7.88%, due 5/1/05                A1          A+             2,514
      970 American General Finance Corp., Floating Rate Notes,
          Ser. G, 2.29%, due 12/17/04                                    A1          A+               970
    1,310 AT&T Wireless Services, Inc., Senior Notes, 7.35%, due 3/1/06 Baa2         A              1,388
    2,400 Bank of America Corp., Senior Notes, 3.88%, due 1/15/08        Aa2         A+             2,440
    1,000 Bausch & Lomb, Inc., Notes, 6.75%, due 12/15/04                Ba1        BBB-            1,004
    2,120 Bear Stearns Co., Inc., Notes, 6.50%, due 5/1/06               A1          A              2,235
    2,000 Berkshire Hathaway Finance, Notes, 3.40%, due 7/2/07           Aaa        AAA             2,015**
      650 Boeing Capital Corp., Senior Notes, 5.65%, due 5/15/06         A3          A                678
    2,000 Boeing Co., Notes, 6.63%, due 6/1/05                           A3          A              2,043
    1,800 British Telecom PLC, Notes, 7.88%, due 12/15/05               Baa1        A-              1,901
    1,000 Capital One Bank, Senior Notes, 8.25%, due 6/15/05            Baa2        BBB             1,033
    1,200 Caterpillar Financial Services Corp., Floating Rate
          Medium-Term Notes, 1.75%, due 11/14/05                         A2          A              1,201
    1,300 CBS Corp., Guaranteed Senior Notes, 7.15%, due 5/20/05         A3          A-             1,333
      960 Chase Manhattan Corp., Subordinated Notes, 7.25%, due 6/1/07   A1          A              1,054
    2,000 CIT Group, Inc., Senior Notes, 4.13%, due 2/21/06              A2          A              2,033
    2,300 Citigroup Global Markets, Notes, 5.88%, due 3/15/06           Aa1         AA-             2,398
    1,300 Comcast Cable Communications, Senior Notes,
          6.38%, due 1/30/06                                            Baa3        BBB             1,356

PRINCIPAL AMOUNT                                                                 RATING s                VALUE+
(000'S OMITTED)                                                             MOODY'S       S&P   (000'S OMITTED)
  $ 1,750 Credit Suisse First Boston USA, Inc., Notes, 5.88%, due 8/1/06       Aa3         A+        $  1,839
    1,500 Daimler Chrysler N.A. Holdings Corp., Guaranteed Notes,
          6.40%, due 5/15/06                                                    A3        BBB           1,577
      400 Delhaize America, Inc., Guaranteed Notes, 7.38%, due 4/15/06         Ba1        BB+             422
    1,040 Deutsche Telekom Int'l. Fin., Guaranteed Notes,
          7.75%, due 6/15/05                                                  Baa1        BBB+          1,076
      715 Enterprise Products Operating, Senior Notes, 4.00%,
          due 10/15/07                                                        Baa3         BB+            721**
      660 EOP Operating Limited Partnership, Notes, 6.63%, due 2/15/05        Baa2        BBB+            668
    1,300 Everest Reinsurance Holdings, Inc., Senior Notes, 8.50%,
          due 3/15/05                                                          A3          A-           1,325
    3,600 General Electric Capital Corp., Notes, 3.50%, due 5/1/08            Aaa         AAA           3,610
      800 General Motors Acceptance Corp., Notes, 6.13%, due 9/15/06           A3         BBB-            830
      540 General Motors Acceptance Corp., Notes, 6.13%, due 2/1/07            A3         BBB-            562
    2,400 Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08                 Aa3         A+           2,455
      965 HCA, Inc., Notes, 5.25%, due 11/6/08                                 Ba2         BB+            972
    1,440 Hertz Corp., Senior Notes, 8.25%, due 6/1/05                        Baa2                      1,477
    2,100 Household Finance Corp., Notes, 6.50%, due 1/24/06                   A1           A           2,195
      340 IBP, Inc., Senior Notes, 6.13%, due 2/1/06                          Baa3         BBB            352
    1,365 International Lease Finance Corp., Floating Rate Notes,
          3.30%, due 1/13/05                                                   A1          AA-          1,368
      935 ITT Corp., Notes, 6.75%, due 11/15/05                               Ba1         BB+             963
    4,190 John Deere Capital Corp., Floating Rate Senior Notes, 2.64%,
          due 5/20/05                                                          A3          A-           4,196
    1,400 Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%,
          due 5/15/05                                                         Baa3        BBB-          1,437
    1,200 Mallinckrodt Group, Inc., Notes, 6.50%, due 11/15/07                 Ba3        BBB           1,302
    1,200 Merrill Lynch & Co., Inc., Floating Rate Medium-Term Notes,
          Ser. B, 1.95%, due 11/22/04                                         Aa3         A+            1,201
    1,900 Morgan Stanley, Bonds, 5.80%, due 4/1/07                            Aa3         A+            2,017
    2,600 Pacific Bell, Notes, 6.25%, due 3/1/05                              A2           A            2,633
    1,200 Pemex Project Funding Master Trust, Guaranteed Notes, 9.13%,
          due 10/13/10                                                        Baa1        BBB-          1,443
    1,645 Raytheon Co., Notes, 6.50%, due 7/15/05                             Baa3        BBB-          1,688
    1,340 Reliant Energy Resources Corp., Notes, Ser. B, 8.13%,
          due 7/15/05                                                          Ba1        BBB          1,390
    1,500 Sara Lee Corp., Medium-Term Notes, Ser. B, 6.40%, due 6/9/05         A3          A+           1,532
    1,000 Sprint Capital Corp., Guaranteed Notes, 6.00%, due 1/15/07          Baa3        BBB-          1,057
      730 TCI Communications, Inc., Medium-Term Notes, 8.35%,
          due 2/15/05                                                         Baa3        BBB             742
    1,900 Time Warner, Inc., Notes, 5.63%, due 5/1/05                         Baa1        BBB+          1,929
    1,250 Tyco International Group S.A., Guaranteed Notes, 5.88%,
          due 11/1/04                                                                                   1,250^^
      950 Univision Communications, Inc., Guaranteed Notes, 3.50%,
          due 10/15/07                                                        Baa2        BBB-            946
      950 Verizon Wireless Capital, Notes, 5.38%, due 12/15/06                 A3          A+             996
    1,100 Walt Disney Co., Notes, 7.30%, due 2/8/05                           Baa1        BBB+          1,114
    2,500 Washington Mutual, Inc., Senior Notes, 5.63%, due 1/15/07            A3          A-           2,630
      600 Weyerhaeuser Co., Notes, 5.50%, due 3/15/05                         Baa2         BBB            606
    1,000 Weyerhaeuser Co., Notes, 6.00%, due 8/1/06                          Baa2         BBB          1,052
    1,750 Xcel Energy, Inc., Senior Notes, 3.40%, due 7/1/08                  Baa1        BBB-          1,730
                                                                                                     --------
          TOTAL CORPORATE DEBT SECURITIES (COST $83,373)                                               84,137
                                                                                                     --------

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                 RATING s                VALUE+
(000'S OMITTED)                                                        MOODY'S            S&P   (000'S OMITTED)
FOREIGN GOVERNMENT SECURITIES^ (3.7%)

EUR 3,600 Bundesobligation, 3.50%, due 10/10/08                             Aaa         AAA         $   4,684
EUR 1,810 Bundesobligation, 3.25%, due 4/17/09                              Aaa         AAA             2,325
                                                                                                    ---------
          TOTAL FOREIGN GOVERNMENT SECURITIES (COST $6,821)                                             7,009
                                                                                                    ---------

ASSET-BACKED SECURITIES (5.0%)
    3,900 Chase Manhattan Auto Owner Trust, Ser. 2003-A, 2.06%,
          due 12/15/09                                                      Aaa         AAA             3,827
    4,000 Daimler Chrysler Auto Trust, Ser. 2003-B, 2.86%, due 3/9/09       Aaa         AAA             3,987
    1,720 Honda Auto Receivables Owner Trust, Ser. 2004,
          Class A4, 3.28%, due 2/18/10                                      Aaa         AAA             1,718
                                                                                                    ---------
          TOTAL ASSET-BACKED SECURITIES (COST $9,553)                                                   9,532
                                                                                                    ---------

REPURCHASE AGREEMENTS (0.4%)
      795 State Street Bank and Trust Co. Repurchase Agreement, 1.75%,
          due 11/1/04, dated 10/29/04, Maturity Value $795,116,
          Collateralized by $830,000 U.S. Treasury Bills,
          due 3/3/05 (Collateral Value $823,775) (COST $795)                                              795#
                                                                                                    ---------

          TOTAL INVESTMENTS (98.2%) (COST $185,263)                                                   186,270##

          Cash, receivables and other assets, less liabilities (1.8%)                                   3,358
                                                                                                    ---------

          TOTAL NET ASSETS (100.0%)                                                                 $ 189,628
                                                                                                    ---------

SCHEDULE OF INVESTMENTS MUNICIPAL MONEY FUND

PRINCIPAL AMOUNT                                                           RATING s@@                VALUE++
(000'S OMITTED)                       SECURITY @                      MOODY'S        S&P    (000'S OMITTED)
MUNICIPAL NOTES (13.0%)
$   7,000 Charleston Co. (SC) Sch. Dist. G.O. BANS, Ser. 2004,
          2.00%, due 11/4/04                                            MIG1        SP-1+        $   7,001
   10,000 Cobb Co. (GA) Sch. Dist. Notes, Ser. 2004,
          1.75%, due 12/31/04                                           MIG1                        10,013
   10,000 Kentucky Asset/Liability Commission Gen. Fund Rev. TRANS,
          Ser. 2004 A, 3.00%, due 6/29/05                               MIG1        SP-1+           10,094
    8,000 New Jersey St. TRANS., Ser. 2004 A, 3.00%, due 6/24/05        MIG1                         8,077
    5,000 Oregon St. TANS, Ser. 2003, 2.25%, due 11/15/04               MIG1        SP-1+            5,002
   15,000 Texas St. TRANS, Ser. 2004, 3.00%, due 8/31/05                MIG1        SP-1+           15,174
                                                                                                 ---------
                                                                                                    55,361
                                                                                                 ---------

TAX-EXEMPT SECURITIES--BACKED BY LETTERS OF CREDIT (3.5%)
BANK OF AMERICA
   10,000 Tulsa Co. (OK) Ind. Au. Cap. Imp. Rev., Ser. 2003 A,
          1.40%, due 5/15/17 Putable 11/15/04                                       A-1+            10,000

STATE STREET BANK
    5,000 Chicago (IL) G.O., Tender Notes, Ser. 2004, 1.05%,
          due 1/27/06 Putable 1/13/05                                   MIG1        SP-1+            5,000
                                                                                                 ---------
                                                                                                    15,000
                                                                                                 ---------

TAX-EXEMPT SECURITIES--OTHER (2.4%)
    2,000 Connecticut St. Hsg. Fin. Au. Hsg. Mtge. Fin. Prog. Rev.,
          Sub. Ser. 2003 F-2, 1.20%, due 11/15/34 Putable 12/22/04      MIG1        SP-1+            2,000
    3,000 Illinois Hlth. Fac. Au. Rev. (Advocate Hlth. Care Network),
          Ser. 2003 A, 1.73%, due 11/15/22 Putable 7/6/05               VMIG1       A-1+             3,000~~
    5,000 Washington (MD) Suburban Sanitation Dist. Wtr. Supply Ref.
          Rev., Ser. 2003, 4.00%, due 6/1/05                                                         5,076
                                                                                                 ---------
                                                                                                    10,076
                                                                                                 ---------

TAX-EXEMPT COMMERCIAL PAPER (2.6%)
   11,000 Port of Port Arthur (TX) Navigation Dist. Rev. (BASF Corp.
          Proj.), Ser. 2000 A, 1.70%, TECP due 11/18/04                  P-1                        11,000
                                                                                                 ---------

TAX-EXEMPT COMMERCIAL PAPER--BACKED BY LETTERS OF CREDIT (4.0%)
BANK OF NOVA SCOTIA
    3,510 Sunshine St. (FL) Gov't. Fin. Comm. Rev., Ser. A,
          1.17%, TECP due 11/10/04                                       P-1         A-1             3,510
    2,331 Sunshine St. (FL) Gov't. Fin. Comm. Rev., Ser. A,
          1.21%, TECP due 11/10/04                                       P-1         A-1             2,331

CREDIT SUISSE
    5,000 Louisiana Pub. Fac. Au. Rev. (CHRISTUS Hlth.), Ser. 1999 B,
          1.61%, TECP due 12/3/04                                       VMIG1                        5,000

MORGAN GUARANTY TRUST CO.
    5,200 Rochester (MN) Hlth. Care Fac. Rev. (Mayo Clinic), Ser.
          2000 A, 1.63%, TECP due 12/2/04                                           A-1+             5,200

TORONTO DOMINION BANK
    1,100 Montgomery Co. (MD), 1.15%, TECP due 11/10/04                  P-1                         1,100
                                                                                                 ---------
                                                                                                    17,141
                                                                                                 ---------

TAX-EXEMPT VARIABLE RATE DEMAND NOTES (22.0%)
    1,800 Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1995,
          1.85%, VRDN due 11/3/04                                       VMIG1       A-1+             1,800~~
    5,000 Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1996 A,
          1.85%, VRDN due 11/3/04                                       VMIG1       A-1+             5,000~~
    8,300 Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1997,
          1.85%, VRDN due 11/3/04                                       VMIG1       A-1+             8,300~~
    1,800 Berkeley Co. (SC) IDR (Nucor Corp. Proj.), Ser. 1998,
          1.85%, VRDN due 11/3/04                                       VMIG1       A-1+             1,800~~
    2,000 Colorado Hsg. & Fin. Au. Multi-Family Hsg. Ref. Rev.
          (Huntersridge Proj.), Ser. 1996 E, 1.72%, VRDN due 11/3/04                A-1+             2,000

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                               RATING s@@                VALUE++
(000'S OMITTED)                       SECURITY @                          MOODY'S        S&P    (000'S OMITTED)
$   1,000 Comm. Dev. Administration (MD) Multi-Family Dev. Ref. Rev.
          (Avalon Ridge Apts. Proj.), Ser. 1997, 1.73%, VRDN
          due 11/3/04                                                       VMIG1                    $   1,000~~
      800 Delaware Co. (PA) IDA Arpt. Fac. Rev. (United Parcel Svc. Proj.),
          Ser. 1985, 1.63%, VRDN due 11/1/04                                 A-1+                          800~~
    1,000 Delaware Co. (PA) IDA Res. Rec. Fac. Ref. Rev.
          (Gen. Elec. Cap. Corp.), Ser. 1997 G, 1.72%, VRDN
          due 11/3/04                                                        P-1        A-1+             1,000~~
    1,000 Florida Hsg. Fin. Agcy. Multi-Family Hsg. Rev.
          (Beneva Place Proj.), Ser. 1988 C, 1.69%, VRDN due 11/4/04        VMIG1                        1,000
    2,360 Florida Hsg. Fin. Agcy. Rev. (Heron Park Proj.), Ser. 1996 U,
          1.78%, VRDN due 11/3/04                                           VMIG1                        2,360~~
    2,500 Gibson Co. (IN) PCR (Toyota Motor Mfg. Proj.), Ser. 1997,
          1.79%, VRDN due 11/3/04                                                       A-1+             2,500~~
    6,000 Gibson Co. (IN) PCR (Toyota Motor Mfg. Proj.), Ser. 2001,
          1.79%, VRDN due 11/3/04                                           VMIG1       A-1+             6,000~~
      100 Gulf Coast (TX) Waste Disp. Au. Env. Fac. Rev.
          (Amoco Oil Co. Proj.), Ser. 1998, 1.79%, VRDN due 11/1/04         VMIG1       A-1+               100~~
    1,600 Gulf Coast (TX) Waste Disp. Au. Env. Fac. Rev.
          (BP Prod. North America Proj.), Ser. 2003,
          1.79%, VRDN due 11/1/04                                           VMIG1       A-1+             1,600~~
      500 Gulf Coast (TX) Waste Disp. Au. Env. Fac. Rev.
          (ExxonMobil Proj.), Ser. 2003, 1.71%, VRDN due 11/1/04             P-1        A-1+               500~~
      100 Gulf Coast (TX) Waste Disp. Au. PCR (Amoco Oil Co. Proj.),
          Ser. 1994, 1.79%, VRDN due 11/1/04                                VMIG1       A-1+               100~~
    2,800 Harris Co. (TX) IDC Solid Waste Disp. Rev. (Exxon Proj.),
          Ser. 1997, 1.71%, VRDN due 11/1/04                                VMIG1       A-1+             2,800~~
    3,700 Hurley (NM) PCR (Kennecott Sante Fe Corp. Proj.),
          Ser. 1985, 1.74%, VRDN due 11/1/04                                 P-1        A-1+             3,700~~
      200 Lincoln Co. (WY) PCR (Exxon Proj.), Ser. 1987 C,
          1.71%, VRDN due 11/1/04                                            P-1        A-1+               200~~
      300 Louisville & Jefferson Co. (KY) Reg. Arpt. Au. Spec. Fac. Rev.
          (UPS Worldwide Forwarding, Inc. Proj.), Ser. 1999 B,
          1.78%, VRDN due 11/1/04                                           VMIG1       A-1+               300~~
   11,600 New York City (NY) Hsg. Dev. Corp. Multi-Family Rental Hsg. Rev.
          (James Tower Dev.), Ser. 2002 A, 1.69%, VRDN due 11/3/04           P-1        A-1             11,600~~
    1,500 New York City (NY) Hsg. Dev. Corp. Multi-Family Rental Hsg. Rev.
          (Parkgate Dev.), Ser. 1998, 1.70%, VRDN due 11/3/04                           A-1+             1,500
    2,200 New York City (NY) Hsg. Dev. Corp. Multi-Family Rental Hsg. Rev.
          (The Foundry), Ser. 2002 A, 1.77%, VRDN due 11/3/04                           A-1+             2,200~~
    7,900 New York St. Hsg. Fin. Agcy. Rev. (101 West End Avenue Hsg.),
          Ser. 1999 A, 1.78%, VRDN due 11/3/04                              VMIG1                        7,900~~
    5,705 North Texas Higher Ed. Au. Inc. Std. Loan Rev.,
          Ser. 2001 A, 1.78%, VRDN due 11/3/04                                          A-1+             5,705Y
      500 Ohio St. Solid Waste Ref. Rev. (BP Prod. North America, Inc.
          Proj. - BP p.l.c.), Ser. 2002, 1.79%, VRDN due 11/1/04            VMIG1       A-1+               500~~
    3,400 Pinellas Co. (FL) Hsg. Fin. Au. Multi-Family Hsg. Ref. Rev.
          (Foxbridge Apts. Proj.), Ser. 1995 A, 1.72%, VRDN due 11/3/04                 A-1+             3,400~~
    2,300 Port Bellingham (WA) IDC Env. Fac. Ind. Rev.
          (Atlantic Richfield Co. Proj.), Ser. 2001, 1.79%, VRDN
          due 11/1/04                                                                   A-1+             2,300~~
    4,000 Port Bellingham (WA) IDC Env. Fac. Ind. Rev.
          (BP West Coast Prod. LLC Proj.), Ser. 2003, 1.79%,
          VRDN due 11/1/04                                                  VMIG1       A-1+             4,000~~

PRINCIPAL AMOUNT                                                               RATING s@@               VALUE++
(000'S OMITTED)                       SECURITY @                          MOODY'S        S&P    (000'S OMITTED)
$   1,125 Salt Lake Co. (UT) Ref. PCR (Svc. Sta. Holdings Inc. Proj.-The
          British Petroleum Co. p.l.c.), Ser. 1994,
          1.74%, VRDN due 11/1/04                                            P-1       A-1+         $   1,125~~
    2,200 Stanton Co. (NE) IDR (Nucor Corp. Proj.), Ser. 1996,
          1.85%, VRDN due 11/3/04                                           VMIG1      A-1+             2,200~~
    1,800 Union Co. (NJ) Ind. Poll. Ctrl. Fin. Au. Ref. PCR (Exxon Proj.),
          Ser. 1989, 1.62%, VRDN due 11/1/04                                VMIG1      A-1+             1,800~~
    3,800 Valdez (AK) Marine Term. Ref. Rev. (BP Pipelines Inc. Proj.),
          Ser. 2003 B, 1.74%, VRDN due 11/1/04                              VMIG1      A-1+             3,800~~
    1,800 Valdez (AK) Marine Term. Ref. Rev. (Exxon Pipeline Co. Proj.),
          Ser. 1985, 1.63%, VRDN due 11/1/04                                 P-1       A-1+             1,800~~
      200 Valdez (AK) Marine Term. Ref. Rev. (ExxonMobil Proj.),
          Ser. 2001, 1.63%, VRDN due 11/1/04                                VMIG1                         200~~
      100 West Side Calhoun Co. (TX) Nav. Dist. Sewage & Solid Waste
          Disp. Rev. (BP Chemicals Inc. Proj.), Ser. 1996,
          1.79%, VRDN due 11/1/04                                            P-1                          100~~
      500 Whiting (IN) Env. Fac. Rev. (Amoco Oil Co. Proj.), Ser. 2000,
          1.79%, VRDN due 11/1/04                                           VMIG1      A-1+               500~~
      400 Whiting (IN) Swr. & Solid Waste Disp. Ref. Rev. (Amoco Oil
          Co. Proj.), Ser. 1999, 1.79%, VRDN due 11/1/04                    VMIG1      A-1+               400~~
                                                                                                    ---------
                                                                                                       93,890
                                                                                                    ---------

TAX-EXEMPT VARIABLE RATE DEMAND NOTES--BACKED BY LETTERS OF CREDIT (33.8%)
ABN AMRO BANK NV
    1,000 Clark Co. (NV) IDR (Nevada Cogeneration Assoc. 2 Proj.),
          Ser. 1992, 1.81%, VRDN due 11/1/04                                VMIG1      A-1+             1,000~~

BANK OF AMERICA
    1,200 Calhoun Co. (TX) Navigation IDA Port Rev. (Formosa Plastics
          Corp., Texas Proj.), Ser. 1994, 1.81%, VRDN due 11/3/04           VMIG1                       1,200~~
    3,855 Clarksville City (TN) Pub. Bldg. Au. Rev. (Tennessee Muni.
          Bond Fund), Ser. 2003, 1.75%, VRDN due 11/1/04                    VMIG1                       3,855
    2,400 Florida Hsg. Fin. Corp. Rev. (The Club at Vero Arpt. Proj.),
          Ser. 1998 E, 1.75%, VRDN due 11/3/04                                         A-1+             2,400~~
      300 Hapeville (GA) Dev. Au. IDR (Hapeville Hotel Ltd.
          Partnership Proj.), Ser. 1985, 1.71%, VRDN due 11/1/04             P-1                          300~~
    1,745 Hillsborough Co. (FL) Hsg. Fin. Au. Multi-Family Hsg. Rev.
          (Lakewood Shores Apts. Proj.), Ser. 2000 A, 1.83%,
          VRDN due 11/3/04                                                             A-1+             1,745~~
      300 Louisiana Pub. Fac. Au. IDR (Kenner Hotel L.P. Proj.),
          Ser. 1985, 1.71%, VRDN due 11/1/04                                 P-1                          300~~
    2,800 Nashville & Davidson Co. (TN) Metro Gov't. IDB Multi-Family
          Hsg. Rev., Ser. 1996 A, 1.81%, VRDN due 11/3/04                   VMIG1                       2,800
    1,700 Palm Beach Co. (FL) Rev. (The Norton Gallery and
          Sch. of Art, Inc. Proj.), Ser. 2000, 1.78%, VRDN due 11/3/04                 A-1+             1,700~~

BANK OF NEW YORK
   11,500 New York City (NY) G.O., Sub. Ser. 2002 C-5,
          1.75%, VRDN due 11/3/04                                           VMIG1      A-1+            11,500

BANK OF NOVA SCOTIA
    3,400 California Hsg. Fin. Agcy. Home Mtge. Rev.,
          Ser. 2000 M, 1.74%, VRDN due 11/1/04                              VMIG1      A-1              3,400
    1,500 New York St. Local Govt. Assistance Corp. Rev.
          (A Pub. Benefit Corp. of New York St.),
          Ser. 1995 G, 1.73%, VRDN due 11/3/04                              VMIG1      A-1+             1,500
    2,600 Phenix City (AL) IDB Env. Imp. Rev. (Mead Coated Board Proj.),
          Ser. 2001 A, 1.75%, VRDN due 11/1/04                                         A-1+             2,600~~

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                     RATING s@@                VALUE++
(000'S OMITTED)                       SECURITY @                                MOODY'S        S&P    (000'S OMITTED)
BANK ONE
$   2,000 Colorado Hlth. Fac. Au. Hosp. Rev. (Boulder Comm. Hosp. Proj.),
          Ser. 2000, 1.91%, VRDN due 11/3/04                                      VMIG1      A-1          $    2,000~~
    1,100 Emery Co. (UT) Ref. PCR (PacifiCorp Proj.), Ser. 1991,
          1.77%, VRDN due 11/3/04                                                 VMIG1      A-1+              1,100~~
    1,000 Galveston (TX) Ind. Dev. Corp. Ref. Rev. (Mitchell Interests Proj.),
          Ser. 1993 A, 1.95%, VRDN due 11/3/04                                               A-1               1,000
    2,000 Lake Charles (LA) Harbor & Rev. Dist. Ref. Rev. (Conoco Inc. Proj.),
          Ser. 1999 A, 1.76%, VRDN due 11/3/04                                    VMIG1      A-1+              2,000~~
    4,000 Midlothian (TX) IDC Env. Fac. Rev. (Holnam TX L.P. Proj.),
          Ser. 1999, 1.80%, VRDN due 11/3/04                                                 A-1               4,000~~

BARCLAYS BANK INT'L., LTD.
      950 Farmington City (NM) PCR (Arizona Pub. Svc. Co. Four Corners
          Proj.), Ser. 1994 C, 1.71%, VRDN due 11/1/04                             P-1       A-1+                950~~
    8,749 Michigan Strategic Fund Solid Waste Disp. Rev. (Grayling
          Generating Proj.), Ser. 1990, 1.79%, VRDN due 11/3/04                   VMIG1                        8,749~~
    1,400 Ohio St. Wtr. Dev. Au. PCR (Ohio Edison Co. Proj.),
          Ser. 1988, 1.79%, VRDN due 11/1/04                                       P-1                         1,400~~

CHASE MANHATTAN BANK, N.A.
    2,000 Brazoria Co. (TX) Hlth. Fac. Dev. Corp. Hosp. Rev.
          (Brazosport Mem. Hosp.), Ser. 1999, 1.80%, VRDN due 11/4/04             VMIG1                        2,000~~
    1,370 Douglas Co. (GA) Dev. Au. IDR (Whirlwind Steel Bldg., Inc. Proj.),
          Ser. 1997, 1.85%, VRDN due 11/3/04                                      VMIG1      A-1               1,370~~
      700 Lawrence Co. (SD) Ref. PCR (Homestake Mining Co. Proj.),
          Ser. 1997 B, 1.74%, VRDN due 11/1/04                                     P-1                           700~~
      400 Lawrence Co. (SD) Solid Waste Disp. Rev. (Homestake
          Mining Co. Proj.), Ser. 1997 A, 1.77%, VRDN due 11/1/04                  P-1                           400~~
    5,000 Mississippi Bus. Fin. Corp. IDR (VC Reg. Assembly & Mfg. Proj.),
          Ser. 2003, 1.80%, VRDN due 11/3/04                                                 A-1+              5,000~~

CITIBANK, N.A.
    1,100 Austin Co. (TX) Ind. Dev. Corp. IDR (Justin Ind., Inc. Proj.),
          Ser. 1984, 1.76%, VRDN due 11/3/04                                       P-1                         1,100~~

CREDIT SUISSE
    3,300 King George Co. (VA) IDA Exempt Fac. Rev. (Birchwood Pwr.
          Partners, L.P. Proj.), Ser. 1995, 1.83%, VRDN due 11/1/04                          A-1               3,300~~

DEUTSCHE BANK AG
    2,000 Elk Co. (PA) IDA Solid Waste Disp. Rev. (Willamette Ind.,
          Inc. Proj.), Ser. 1992, 1.79%, VRDN due 11/3/04                                    A-1+              2,000~~
    1,900 Lincoln Parish (LA) Exempt Fac. Rev. (Willamette Ind., Inc. Proj.),
          Ser. 1996, 1.79%, VRDN due 11/4/04                                                 A-1+              1,900~~

DEXIA CREDIT LOCALE DE FRANCE
    1,000 Rhode Island Std. Loan Au. Prog. Rev., Ser. 1996-1, 1.79%,
          VRDN due 11/3/04                                                                   A-1+              1,000
    2,000 Rhode Island Std. Loan Au. Prog. Rev., Ser. 1996-3, 1.79%,
          VRDN due 11/3/04                                                                   A-1+              2,000
    1,500 Triborough Bridge & Tunnel Au. (NY) Gen. Rev., Ser. 2003 B,
          1.76%, VRDN due 11/3/04                                                 VMIG1      A-1+              1,500

FIRST UNION NATIONAL BANK
    1,275 Philadelphia (PA) Hosp. & Higher Ed. Fac. Au. Rev.
          (Temple East, Inc.), Ser. 1999 B, 1.79%, VRDN due 11/4/04                          A-1+              1,275~~
    1,335 Whitfield Co. (GA) Residential Care Fac. Rev. (Royal Oaks
          Sr. Living Comm.), Ser. 1992, 1.77%, VRDN due 11/4/04                              A-1               1,335

KBC BANK
    1,100 Connecticut St. Hlth. & Ed. Fac. Au. Rev. (Edgehill Issue),
          Ser. 2000 C, 1.68%, VRDN due 11/1/04                                    VMIG1                        1,100~~

PRINCIPAL AMOUNT                                                                     RATING s@@                VALUE++
(000'S OMITTED)                       SECURITY @                                MOODY'S        S&P    (000'S OMITTED)
LASALLE NATIONAL BANK
$   1,700 Elmhurst City, DuPage & Cook Cos. (IL) IDR (Randall
          Manufactured Prod., Inc. Proj.), Ser. 2002, 1.96%,
          VRDN due 11/4/04                                                                   A-1+         $    1,700~~
      650 Grand Forks (ND) Hlth. Care Fac. Rev. (United Hosp. Oblig.
          Group Proj.), Ser. 1992, 1.74%, VRDN due 11/1/04                       VMIG1                           650~~

LLOYD'S BANK
    7,600 Maryland Comm. Dev. Admin. Dept. of Hsg. & Comm. Dev.
          Residential Rev., Ser. 2004 C, 1.75%, VRDN due 11/4/04                 VMIG1                         7,600

MORGAN GUARANTY TRUST CO.
    2,800 Austin (TX) Arpt. Sys. Prior Lien Rev., Ser. 1995 A,
          1.80%, VRDN due 11/3/04                                                 P-1                          2,800
      200 New York City (NY) G.O., Sub. Ser. 1993 A-10,
          1.70%, VRDN due 11/1/04                                                VMIG1       A-1+                200
    1,500 New York City (NY) G.O., Sub. Ser. 1994 E-2,
          1.70%, VRDN due 11/1/04                                                VMIG1       A-1+              1,500

NATIONAL WESTMINSTER BANK PLC
      300 Marion Co. (WV) Comm. Solid Waste Disp. Fac. Rev.
          (Grant Town Cogeneration Proj.), Ser. 1990 A,
          1.79%, VRDN due 11/3/04                                                VMIG1       A-1+                300~~
      300 Marion Co. (WV) Comm. Solid Waste Disp. Fac. Rev.
          (Grant Town Cogeneration Proj.), Ser. 1990 D,
          1.80%, VRDN due 11/3/04                                                VMIG1       A-1+                300~~

NORTHERN TRUST CO.
      200 Iowa Higher Ed. Loan Au. Rev. (Private College - St. Ambrose),
          Ser. 2003, 1.74%, VRDN due 11/1/04                                                 A-1+                200~~
      200 St. Joseph Co. (IN) Ed. Fac. Rev. (Univ. of Notre Dame
          du Lac Proj.), Ser. 2002, 1.67%, VRDN due 11/1/04                      VMIG1                           200uu~~

SOCIETE GENERALE
    2,665 Chicago (IL) O'Hare Int'l. Arpt. Gen. Arpt. 2nd Lien Rev.,
          Ser. 1984 B, 1.73%, VRDN due 11/3/04                                   VMIG1       A-1+              2,665
    1,800 Chicago (IL) O'Hare Int'l. Arpt. Spec. Fac. Rev.
          (Compagnie Nationale Air France Proj.), Ser. 1990,
          1.81%, VRDN due 11/3/04                                                            A-1+              1,800~~
      200 Los Angeles (CA) Reg. Arpt. Imp. Corp. Fac. Sublease Rev.
          (Los Angeles Int'l. Arpt.), Ser. 1985, 1.74%, VRDN due 11/1/04                     A-1+                200~~
      800 Los Angeles (CA) Reg. Arpt. Imp. Corp. Term. Fac.
          Completion Rev. (Los Angeles Int'l. Arpt.), Ser. 1989,
          1.76%, VRDN due 11/1/04                                                            A-1+                800~~
    3,500 Ohio St. Air Quality Dev. Au. Rev. (JMG Funding L.P. Proj.),
          Ser. 1994 B, 1.88%, VRDN due 11/3/04                                   VMIG1       A-1+              3,500
    2,900 Ohio St. Air Quality Dev. Au. Rev. (JMG Funding L.P. Proj.),
          Ser. 1995 A, 1.79%, VRDN due 11/3/04                                               A-1+              2,900
    5,000 Riverside-San Bernardino (CA) Hsg. & Fin. Agcy. Lease Rev.
          Pass-Through Oblig., Ser. 2001 A, 1.77%, VRDN due 11/4/04                          A-1+              5,000~~

STATE STREET BANK
    5,000 Maine St. Hsg. Au. Mtge. Purchase Rev., Ser. 2004 C-3,
          1.85%, VRDN due 11/2/04                                                VMIG1       A-1+              5,000
    2,800 New York City (NY) G.O., Sub. Ser. 1993 E-4,
          1.68%, VRDN due 11/1/04                                                VMIG1       A-1+              2,800

SUNTRUST BANK
      600 DeKalb (GA) Private Hosp. Au. Anticipation Cert. Rev. (Egleston
          Children's Hosp.), Ser. 1994 A, 1.76%, VRDN due 11/3/04                VMIG1       A-1+                600~~
      700 Mayfield (KY) IDR (Seaboard Farms of Kentucky, Inc. Proj.),
          Ser. 1989, 1.87%, VRDN due 11/4/04                                     VMIG1                           700~~

PRINCIPAL AMOUNT                                                                    RATING s@@                VALUE++
(000'S OMITTED)                       SECURITY @                                MOODY'S        S&P    (000'S OMITTED)
TORONTO DOMINION BANK
$   2,500 Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Ref. Rev.,
          Ser. 1998 A, 1.76%, VRDN due 11/3/04                                   VMIG1       A-1+         $    2,500

UNION BANK OF SWITZERLAND
      300 Clark Co. (NV) Arpt. Sys. Sub. Lien Rev., Ser. 1995 A-2,
          1.78%, VRDN due 11/3/04                                                VMIG1       A-1+                300
      690 Pennsylvania Energy Dev. Au. Rev. (B & W Ebensburg Proj.),
          Ser. 1986, 1.79%, VRDN due 11/3/04                                     VMIG1                           690~~

WACHOVIA BANK & TRUST CO.
      500 Fulco (GA) Hosp. Au. Anticipation Cert. Rev.
          (Shepherd Ctr., Inc. Proj.), Ser. 1997, 1.76%, VRDN due 11/3/04                    A-1+                500~~
    4,300 Jackson-Union Cos. (IL) Reg. Port Dist. Port Fac. Ref. Rev.
          (Enron Trans. Svc., L.P. Proj.), Ser. 1994, 1.76%,
          VRDN due 11/3/04                                                       VMIG1       A-1+              4,300~~
      500 Morgan Co. (UT) Solid Waste Disp. Rev. (Holnam Inc. Proj.),
          Ser. 1996, 1.85%, VRDN due 11/3/04                                     VMIG1       A-1+                500~~
    9,000 North Carolina Med. Care Commission Hlth. Care Fac. Rev.,
          (FirstHealth of the Carolinas Proj.), Ser. 2002,
          1.75%, VRDN due 11/3/04                                                VMIG1        A-1              9,000~~
    1,200 South Carolina Jobs Econ. Dev. Au. Hosp. Rev. (Tuomey Reg.
          Med. Ctr.), Ser. 1995 B, 1.76%, VRDN due 11/4/04                       VMIG1       A-1+              1,200~~
    1,450 South Carolina Jobs Econ. Dev. Au. Rev. (Florence RHF
          Hsg., Inc. Proj.), Ser. 1987 A, 2.05%, VRDN due 11/3/04                 P-1                          1,450~~

WELLS FARGO & CO.
      700 New Ulm (MN) Hosp. Ref. Rev. (Hlth. Central Sys. Proj.),
          Ser. 1985, 1.78%, VRDN due 11/3/04                                                 A-1+                700
                                                                                                          ----------
                                                                                                             144,034
                                                                                                          ----------

TAX-EXEMPT VARIABLE RATE DEMAND NOTES-BACKED BY INSURANCE (18.4%)
AMERICAN MUNICIPAL BOND ASSURANCE CORP.
    1,500 Coastal Bend (TX) Hlth. Fac. Dev. Corp. Rev.
          (Incarnate Word Hlth. Sys.), Ser. 1998 B,
          1.76%, VRDN due 11/3/04                                                VMIG1       SP-1+             1,500L~~
    4,000 Maine Hsg. Au. Mtge. Purchase Rev., Ser. 2003 E-2,
          1.78%, VRDN due 11/4/04                                                VMIG1       A-1+              4,000ss
    9,160 Michigan Higher Ed. Std. Loan Au. Ref. Rev., Ser. 1988 XII-B,
          1.79%, VRDN due 11/3/04                                                VMIG1        A-1              9,160EE
      500 New York St. Energy Research & Dev. Au. Ref. PCR
          (Orange & Rockland Utilities, Inc. Proj.), Ser. 1995 A,
          1.73%, VRDN due 11/3/04                                                VMIG1       A-1+                500z~~
    2,000 Pennsylvania St. Higher Ed. Assist. Agcy. Std. Loan Rev.,
          Ser. 1995 A, 1.81%, VRDN due 11/3/04                                   VMIG1       A-1+              2,000u
    2,000 Utah St. Board of Regents Std. Loan Rev., Ser. 1995 L,
          1.78%, VRDN due 11/3/04                                                            A-1+              2,000


FINANCIAL GUARANTY INSURANCE CO.
    3,300 Arizona Hlth. Fac. Au. Rev. (Pooled Loan Prog.),
          Ser. 1985, 1.77%, VRDN due 11/3/04                                     VMIG1       A-1               3,300ee
    1,295 Central Bucks (PA) Sch. Dist., Ser. 2000 A,
          1.81%, VRDN due 11/4/04                                                VMIG1                         1,295
    3,995 Detroit (MI) Wtr. Supply Sys. Second Lien Ref. Rev.,
          Ser. 2001-C, 1.77%, VRDN due 11/3/04                                   VMIG1                         3,995
      680 Eastern Michigan Univ. Board of Regents Gen. Ref. Rev.,
          Ser. 2001, 1.74%, VRDN due 11/1/04                                                 A-1+                680
    9,285 Massachusetts Wtr. Res. Au. Multi-Modal
          Subordinated Gen. Rev., Ser. 2001 A, 1.73%, VRDN due 11/3/04                       A-1+              9,285
    3,000 New York City (NY) Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev.,
          Ser. 1992 C, 1.70%, VRDN due 11/1/04                                   VMIG1       A-1+              3,000

PRINCIPAL AMOUNT                                                                    RATING s@@                 VALUE++
(000'S OMITTED)                       SECURITY @                                MOODY'S        S&P    (000'S OMITTED)
FINANCIAL SECURITY ASSURANCE INC.
$     390 California Hsg. Fin. Agcy. Home Mtge. Rev.,
          Ser. 2001 J, 1.76%, VRDN due 11/1/04                                   VMIG1       A-1+         $      390Y
      190 California Hsg. Fin. Agcy. Home Mtge. Rev.,
          Ser. 2003 U, 1.76%, VRDN due 11/1/04                                   VMIG1       A-1+                190ss
    1,400 Clark Co. (NV) Sch. Dist. G.O., Ser. 2001 A,
          1.64%, VRDN due 11/1/04                                                VMIG1       A-1+              1,400
    1,100 Fayetteville City (NC) Pub. Works Commission Ref. Rev.,
          Ser. 2003 A, 1.75%, VRDN due 11/3/04                                   VMIG1       A-1+              1,100ss
    7,600 Long Island (NY) Pwr. Au. Elec. Sys. Gen. Rev.,
          Ser. 2003 E, 1.70%, VRDN due 11/3/04                                   VMIG1       A-1+              7,600ss
    4,820 Metro. Washington (DC) Arpt. Au. Sys. Ref. Rev.,
          Ser. 2002 C, 1.81%, VRDN due 11/3/04                                   VMIG1       A-1+              4,820ss
    2,900 Michigan St. Grant Anticipation Notes, Ser. 2002 B,
          1.75%, VRDN due 11/3/04                                                VMIG1       A-1+              2,900ss

MUNICIPAL BOND INVESTORS ASSURANCE CORP.
    1,200 California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2002 J,
          1.76%, VRDN due 11/1/04                                                VMIG1       A-1+              1,200Y
    2,100 California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2001 U,
          1.76%, VRDN due 11/1/04                                                VMIG1       A-1+              2,100e
    1,385 Charlotte (NC) Arpt. Ref. Rev., Ser. 1997 A,
          1.79%, VRDN due 11/3/04                                                VMIG1       A-1               1,385ee
      400 Harris Co. (TX) Hlth. Fac. Dev. Corp. Hosp. Rev.
          (Texas Children's Hosp. Proj.), Ser. 1999 B-1,
          1.75%, VRDN due 11/1/04                                                VMIG1       A-1+                400~~
   12,000 Indianapolis (IN) Local Pub. Imp. Bond Bank Ref. Rev.,
          Ser. 2002 F-2, 1.74%, VRDN due 11/3/04                                             A-1              12,000E
      200 Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Cap. Asset Prog.),
          Ser. 1985 D, 1.71%, VRDN due 11/1/04                                   VMIG1                           200
    2,100 South Fork Muni. Au. (PA) Hosp. Rev. (Conemaugh Hlth.
          Sys. Proj.), Ser. 1998 A, 1.69%, VRDN due 11/1/04                                  A-1               2,100zz~~
                                                                                                          ----------
                                                                                                              78,500
                                                                                                          ----------

          TOTAL INVESTMENTS (99.7%)                                                                          425,002

          Cash, receivables and other assets, less liabilities (0.3%)                                          1,145
                                                                                                          ----------

          TOTAL NET ASSETS (100.0%)                                                                       $  426,147
                                                                                                          ----------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS MUNICIPAL SECURITIES TRUST


PRINCIPAL AMOUNT                                                                         RATING s                VALUE+
(000'S OMITTED)                       SECURITY @                                   MOODY'S        S&P   (000'S OMITTED)
TAX-EXEMPT SECURITIES-PRE-REFUNDED BACKED BY U.S. GOVERNMENT SECURITIES (6.2%)
$      1,000  Phoenix (AZ) Civic Imp. Corp. Jr. Lien Wastewater Sys. Rev.,
              Ser. 2000, 6.00%, due 7/1/12 PR 7/1/10                                 Aaa           AAA      $     1,171
       1,000  Wisconsin St. G.O., Ser. 2002 C, 5.25%, due 5/1/14 PR 5/1/12           Aaa           AAA            1,137
                                                                                                            -----------
                                                                                                                  2,308
                                                                                                            -----------

TAX-EXEMPT SECURITIES-BACKED BY INSURANCE (39.6%)

AMERICAN MUNICIPAL BOND ASSURANCE CORP.
       1,000  Atlanta (GA) Arpt. Fac. Ref. Rev., Ser. 1996,
              6.50%, due 1/1/06                                                      Aaa           AAA            1,052
       1,000  Larimer Co. (CO) Sales & Use Tax Rev., Ser. 2000,
              5.75%, due 12/15/15                                                    Aaa           AAA            1,147

FINANCIAL GUARANTY INSURANCE CO.
       1,000  Dade Co. (FL) Wtr. & Swr. Sys. Rev., Ser. 1995,
              6.25%, due 10/1/06                                                     Aaa           AAA            1,080
         750  Detroit (MI) Wayne Co. Sch. Dist. Sch. Bldg. &
              Site Imp. Ref. G.O., Ser. 1998 C, 5.25%, due 5/1/13                    Aaa           AAA              850
       1,000  Grapevine (TX) Combination Tax & Tax Increment
              Reinvestment Zone Rev., Ser. 2000, 5.63%, due 8/15/15                  Aaa           AAA            1,129
       1,000  Monterey Co. (CA) Salinas Union High Sch. Dist. G.O.
              (Middle Sch. Imp. Dist.), Ser. 2003 A, 5.25%, due 10/1/14              Aaa           AAA            1,133
         500  Scottsdale (AZ) Excise Tax Rev., Ser. 1998, 6.00%, due 7/1/07          Aaa           AAA              550
       1,000  Tampa Bay (FL) Wtr. Util. Sys. Rev., Ser. 1998 B,
              5.13%, due 10/1/09                                                     Aaa           AAA            1,113

FINANCIAL SECURITY ASSURANCE INC.
         500  New York St. Urban Dev. Corp. Ref. Rev.,
              (Correctional Facs.), Ser. 1994 A, 5.50%, due 1/1/14                   Aaa           AAA              577
       1,000  Springfield (MO) Sch. Dist. Number R-12 Ref. G.O.,
              Ser. 2002 A, 5.50%, due 3/1/13                                                       AAA            1,152
         800  Will & Kendall Cos. (IL) Plainfield Comm. Cons. Sch. Dist.
              Number 202 Sch. Bldg. G.O., Ser. 2001, 5.38%, due 1/1/13                             AAA              900

MUNICIPAL BOND INVESTORS ASSURANCE CORP.
       1,000  California St. Econ. Rec. G.O., Ser. 2004 A,
              5.25%, due 7/1/13                                                      Aaa           AAA            1,138
         500  Metro. (IL) Pier & Exposition Au. Dedicated St. Tax Rev.
              (McCormick Place Expansion), Ser. 2002 A, 5.25%, due 6/15/08           Aaa           AAA              549
       1,000  Mississippi Dev. Bank Spec. Oblig. Rev. (Muni. Gas Au.
              Natural Gas Supply Proj.), Ser. 1998, 5.00%, due 1/1/08                Aaa           AAA            1,082
       1,100  Orange Co. (CA) Local Trans. Au. Measure M Sales Tax
              (Limited Tax) Second Sr. Rev., Ser. 1998 A,
              5.50%, due 2/15/10                                                     Aaa           AAA            1,240
                                                                                                            -----------
                                                                                                                 14,692
                                                                                                            -----------

TAX-EXEMPT SECURITIES-OTHER (51.3%)
       1,000  Board of Regents of the Texas A&M Univ. Sys. Perm. Univ.
              Fund Rev., Ser. 1998, 5.00%, due 7/1/08                                Aaa           AAA            1,090
       1,000  Columbus (OH) Var. Purp. Ltd. Tax G.O., Ser. 1998-1,
              5.00%, due 6/15/08                                                     Aaa           AAA            1,092
         400  Denver (CO) City & Co. Sch. Dist. No. 1 Ref. G.O.,
              Ser. 1994 A, 6.50%, due 6/1/10                                         Aa3           AA-              472
       1,000  Illinois St. Sales Tax Rev., Ser. 1997 Y, 5.25%, due 6/15/10           Aa2           AAA            1,117
       1,000  Indiana St. Office Bldg. Commission Fac. Ref. Rev.,
              Ser. 1998 A, 5.13%, due 7/1/14                                         Aa2                          1,093
       1,000  Lake Co. (IL) Forest Preserve Dist. Ref. G.O., Ser. 1997,
              5.50%, due 2/1/09                                                      Aa1           AAA            1,115

                                               NEUBERGER BERMAN OCTOBER 31, 2004

PRINCIPAL AMOUNT                                                                           RATING s              VALUE+
(000'S OMITTED)                       SECURITY @                                   MOODY'S         S&P   (000'S OMITTED)
$      1,000  Lake Co. (IL) Sch. Dist. No. 109 Deerfield Ref. G.O.,
              Ser. 1999 C, 5.00%, due 12/15/14                                       Aa2           AA+      $     1,120
          25  Mississippi Higher Ed. Assist. Corp. Std. Loan Sub. Rev.,
              Ser. 1993 C, 6.05%, due 9/1/07                                          A                              25
       1,000  Missouri St. Env. Imp. & Energy Res. Au. Wtr. Ref. PCR
              (St. Revolving Fund Prog.-Master Trust), Ser. 2001 B,
              5.50%, due 1/1/11                                                      Aaa           AAA            1,140
       1,000  Nevada Ref. Ltd. Tax G.O., Ser. 1997 A-2, 6.00%, due 5/15/06           Aa2           AA             1,061
         575  New Jersey Trans. Trust Fund Au. Trans. Sys. Rev.,
              Ser. 1999 A, 5.63%, due 6/15/13                                        Aa3           AA               663
       1,000  New York St. Thruway Au. Local Hwy. & Bridge Svc. Contract
              Rev., Ser. 1997, 5.25%, due 4/1/10                                     A3            AA-            1,088
         500  New York Tobacco Settlement Fin. Corp. Asset-Backed Rev.,
              Ser. 2003 A-1, 5.25%, due 6/1/12                                                     AA-              523
       1,000  Northside (TX) Independent Sch. Dist. Unlimited Tax Sch.
              Bldg. G.O., Ser. 1999 A, 6.38%, due 8/15/09                            Aaa           AAA            1,161
         735  Ramsey Co. (MN) Cap. Imp. Plan G.O., Ser. 2000 A,
              5.80%, due 2/1/16                                                      Aaa           AAA              807
       1,000  South Carolina St. Budget & Ctrl. Board St. Fac. Installment
              Purchase Rev., (Dept. of Pub. Safety Proj.), Ser. 2003,
              4.50%, due 1/1/11                                                      Aa2           AA+            1,084
         500  South Carolina St. Cap. Imp. G.O., Ser. 2001 B,
              5.38%, due 4/1/13                                                                    AAA              571
       1,000  Texas Pub. Fin. Au. Ref. G.O., Ser. 1998 B,
              5.13%, due 10/1/09                                                     Aa1           AA             1,098
       1,000  Texas Wtr. Dev. Board St. Revolving Fund Sr. Lien Rev.,
              Ser. 1996 B, 5.25%, due 7/15/13                                                      AAA            1,063
       1,000  Utah St. G.O., Ser. 2002 A, 5.00%, due 7/1/08                          Aaa           AAA            1,093
         500  Wyoming St. Loan & Investment Board Cap. Fac. Ref. Rev.,
              Ser. 2002, 5.00%, due 10/1/10                                                        AA-              552
                                                                                                            -----------
                                                                                                                 19,028
                                                                                                            -----------

TAX-EXEMPT VARIABLE RATE DEMAND NOTES-BACKED BY LETTERS OF CREDIT (0.5%)
SOCIETE GENERALE
         200  Los Angeles (CA) Reg. Arpt. Imp. Corp. Term. Fac. Completion
              Rev. (Los Angeles Int'l. Arpt.), Ser. 1989, 1.76%,
              VRDN due 11/1/04                                                                    A-1+              200~~

TAX-EXEMPT VARIABLE RATE DEMAND NOTES-BACKED BY INSURANCE (1.1%)
MUNICIPAL BOND INVESTORS ASSURANCE CORP.

         100  California Hsg. Fin. Agcy. Home Mtge. Rev., Ser. 2002 J,
              1.76%, VRDN due 11/1/04                                               VMIG1         A-1+              100
         300  California Hsg. Fin. Agcy. Home Mtge. Rev.,
              Ser. 2001 U, 1.76%, VRDN due 11/1/04                                  VMIG1         A-1+              300
                                                                                                            -----------
                                                                                                                    400
                                                                                                            -----------
              TOTAL INVESTMENTS (98.7%) (COST $34,699)                                                           36,628##

              Cash, receivables and other assets, less liabilities (1.3%)                                           481
                                                                                                            -----------
              TOTAL NET ASSETS (100.0%)                                                                     $    37,109
                                                                                                            -----------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in securities by Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Limited Maturity Bond Fund ("Limited Maturity") and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the Board of Trustees of Neuberger Berman Income Funds believes accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

++ Investment securities of Neuberger Berman Cash Reserves, Neuberger Berman Government Money and Neuberger Berman Municipal Money Fund ("Municipal Money") are valued at amortized cost, which approximates U.S. Federal income tax cost.

#    At cost, which approximates market value.

## At October 31, 2004, selected Fund information on a U.S. Federal income tax basis was as follows:

                                                                                       NET
                                                     GROSS           GROSS      UNREALIZED
(000'S OMITTED)                                 UNREALIZED      UNREALIZED    APPRECIATION
NEUBERGER BERMAN                      COST    APPRECIATION    DEPRECIATION  (DEPRECIATION)
HIGH INCOME                 $      890,545  $       26,906  $        1,566  $       25,340
LIMITED MATURITY                   187,150           1,071           1,951            (880)
MUNICIPAL SECURITIES TRUST          34,699           1,939              10           1,929

@ Municipal securities held by Municipal Money and Municipal Securities Trust are within the two and four highest rating categories, respectively, assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the Fund's investment manager to be of comparable quality. Approximately 82% and 48% of the municipal securities held by Municipal Money and Municipal Securities Trust, respectively, have credit enhancement features backing them, which the Funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the Funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the Funds the right to sell back the issue on the date specified.

@@ Where no rating appears from any NRSRO, the security is deemed unrated for purposes of Rule 2a-7 under the Investment Company Act of 1940, as amended. Each of these securities is an eligible security based on a comparable quality analysis performed by the Fund's investment manager.

s    Credit ratings are unaudited.

See Notes to Financial Statements

| The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund. (see Notes A and F of Notes to Financial Statements).

*    Non-income producing security.

** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and are deemed liquid. At October 31, 2004, these securities amounted to $121,877,000 or 15.0% of net assets for High Income and $2,736,000 or 1.4% of net assets for Limited Maturity.

~ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

~~   Security is guaranteed by the corporate or non-profit obligor.

u Security is subject to a fractional guarantee provided by Credit Suisse First Boston, Inc. and American Municipal Bond Assurance Corp., each backing 50% of the total principal.

uu Security is subject to a fractional guarantee provided by Northern Trust Co. and Fifth Third Bank, each backing 50% of the total principal.

L Security is subject to a guarantee provided by the First National Bank of Chicago, backing 100% of the total principal.

& All or a portion of this security was purchased on a when-issued basis. At October 31, 2004, these securities amounted to $10,000 for Cash Reserves.

&& All or a portion of this security is segregated as collateral for when-issued purchase commitments.

e Security is subject to a guarantee provided by The Bank of New York, backing 100% of the total principal.

ee Security is subject to a guarantee provided by Chase Manhattan Bank, N.A., backing 100% of the total principal.

Y Security is subject to a guarantee provided by Lloyds Bank, p.l.c., backing 100% of the total principal.

s Security is subject to a guarantee provided by Dexia, Inc., backing 100% of the total principal.

E Security is subject to a guarantee provided by Bank One Corp., backing 100% of the total principal.

EE Security is subject to a guarantee provided by Kredietbank, backing 100% of the total principal.

z Security is subject to a guarantee provided by National Australia Bank, backing 100% of the total principal.

zz Security is subject to a guarantee provided by Credit Suisse First Boston, Inc., backing 100% of the total principal.

^ Principal amount is stated in the currency in which the security is denominated.
     EUR = Euro Currency

^^   Not rated by a nationally recognized statistical rating organization.

^^^  Rated B by Fitch Investors Services, Inc.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

STATEMENTS OF ASSETS AND LIABILITIES

NEUBERGER BERMAN INCOME FUNDS                                                                      CASH             GOVERNMENT
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                       RESERVES             MONEY FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE*+ (NOTES A & F)--SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                          $            491,777   $            408,740
     Affiliated issuers                                                                              --                     --
------------------------------------------------------------------------------------------------------------------------------
     Repurchase agreements                                                                           --                 46,613
==============================================================================================================================
                                                                                                491,777                455,353
     Cash                                                                                            --                      1
------------------------------------------------------------------------------------------------------------------------------
     Foreign currency                                                                                --                     --
     Interest receivable                                                                            407                     74
------------------------------------------------------------------------------------------------------------------------------
     Receivable for securities sold                                                                  --                     --
     Receivable for Fund shares sold                                                                 59                     22
------------------------------------------------------------------------------------------------------------------------------
     Receivable from administrator--net (Note B)                                                     --                     --
     Prepaid expenses and other assets                                                                9                     10
==============================================================================================================================
TOTAL ASSETS                                                                                    492,252                455,460
==============================================================================================================================
LIABILITIES
     Dividends payable                                                                              258                    323
     Payable for forward foreign currency exchange contracts sold (Note C)                           --                     --
------------------------------------------------------------------------------------------------------------------------------
     Due to custodian                                                                                --                     --
     Payable for collateral on securities loaned (Note A)                                            --                     --
------------------------------------------------------------------------------------------------------------------------------
     Payable for securities purchased                                                            10,000                     --
     Payable for Fund shares redeemed                                                               426                    132
------------------------------------------------------------------------------------------------------------------------------
     Payable to investment manager (Note B)                                                         103                     94
     Payable to administrator--net (Note B)                                                         111                    100
------------------------------------------------------------------------------------------------------------------------------
     Accrued expenses and other payables                                                            123                     93
==============================================================================================================================
TOTAL LIABILITIES                                                                                11,021                    742
==============================================================================================================================
NET ASSETS AT VALUE                                                                $            481,231   $            454,718
==============================================================================================================================
NET ASSETS CONSIST OF:
     Paid-in capital                                                               $            481,227   $            454,733
     Undistributed net investment income (loss)                                                      --                     --
------------------------------------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                                           4                    (15)
     Net unrealized appreciation (depreciation) in value of investments                              --                     --
==============================================================================================================================
NET ASSETS AT VALUE                                                                $            481,231   $            454,718
==============================================================================================================================
NET ASSETS
     Investor Class                                                                $            481,231   $            454,718
     Trust Class                                                                                     --                     --
------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Investor Class                                                                             481,227                454,733
     Trust Class                                                                                     --                     --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                                                $               1.00   $               1.00
     Trust Class                                                                                     --                     --
------------------------------------------------------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE:
     Unaffiliated issuers                                                          $                 --   $                 --
==============================================================================================================================
TOTAL SECURITIES ON LOAN, AT MARKET VALUE                                          $                 --   $                 --
==============================================================================================================================
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                          $            491,777   $            455,353
     Affiliated issuers                                                                              --                     --
==============================================================================================================================
TOTAL COST OF INVESTMENTS                                                          $            491,777   $            455,353
==============================================================================================================================
TOTAL COST OF FOREIGN CURRENCY                                                     $                 --   $                 --
==============================================================================================================================

See Notes to Financial Statements

NEUBERGER BERMAN INCOME FUNDS                                                          HIGH INCOME BOND       LIMITED MATURITY
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                           FUND              BOND FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE*+ (NOTES A & F)--SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                          $            789,764   $            185,475
     Affiliated issuers                                                                         115,456                     --
------------------------------------------------------------------------------------------------------------------------------
     Repurchase agreements                                                                       10,665                    795
==============================================================================================================================
                                                                                                915,885                186,270
     Cash                                                                                         2,887                     --
------------------------------------------------------------------------------------------------------------------------------
     Foreign currency                                                                                --                    161
     Interest receivable                                                                         15,650                  1,788
------------------------------------------------------------------------------------------------------------------------------
     Receivable for securities sold                                                              11,052                  8,636
     Receivable for Fund shares sold                                                              1,990                     24
------------------------------------------------------------------------------------------------------------------------------
     Receivable from administrator--net (Note B)                                                     --                     --
     Prepaid expenses and other assets                                                                3                      1
==============================================================================================================================
TOTAL ASSETS                                                                                    947,467                196,880
==============================================================================================================================
LIABILITIES
     Dividends payable                                                                              442                     30
     Payable for forward foreign currency exchange contracts sold (Note C)                           --                     76
------------------------------------------------------------------------------------------------------------------------------
     Due to custodian                                                                                --                     --
     Payable for collateral on securities loaned (Note A)                                       115,456                     --
------------------------------------------------------------------------------------------------------------------------------
     Payable for securities purchased                                                            17,264                  6,572
     Payable for Fund shares redeemed                                                               554                    413
------------------------------------------------------------------------------------------------------------------------------
     Payable to investment manager (Note B)                                                         288                     37
     Payable to administrator--net (Note B)                                                         162                     30
------------------------------------------------------------------------------------------------------------------------------
     Accrued expenses and other payables                                                             68                     94
==============================================================================================================================
TOTAL LIABILITIES                                                                               134,234                  7,252
==============================================================================================================================
NET ASSETS AT VALUE                                                                $            813,233   $            189,628
==============================================================================================================================
NET ASSETS CONSIST OF:
     Paid-in capital                                                               $            794,991   $            210,551
     Undistributed net investment income (loss)                                                      25                    415
------------------------------------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                                      (7,162)               (22,273)
     Net unrealized appreciation (depreciation) in value of investments                          25,379                    935
==============================================================================================================================
NET ASSETS AT VALUE                                                                $            813,233   $            189,628
==============================================================================================================================
NET ASSETS
     Investor Class                                                                $            813,233   $            162,593
     Trust Class                                                                                     --                 27,035
------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Investor Class                                                                              85,276                 17,275
     Trust Class                                                                                     --                  3,014
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                                                $               9.54   $               9.41
     Trust Class                                                                                     --                   8.97
------------------------------------------------------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE:
     Unaffiliated issuers                                                          $            112,906   $                 --
==============================================================================================================================
TOTAL SECURITIES ON LOAN, AT MARKET VALUE                                          $            112,906   $                 --
==============================================================================================================================
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                          $            775,050   $            185,263
     Affiliated issuers                                                                         115,456                     --
==============================================================================================================================
TOTAL COST OF INVESTMENTS                                                          $            890,506   $            185,263
==============================================================================================================================
TOTAL COST OF FOREIGN CURRENCY                                                     $                 --   $                159
==============================================================================================================================

NEUBERGER BERMAN INCOME FUNDS                                                           MUNICIPAL MONEY   MUNICIPAL SECURITIES
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                           FUND                  TRUST
ASSETS
     INVESTMENTS IN SECURITIES, AT VALUE*+ (NOTES A & F)--SEE
     SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                          $            425,002   $             36,628
     Affiliated issuers                                                                              --                     --
------------------------------------------------------------------------------------------------------------------------------
     Repurchase agreements                                                                           --                     --
==============================================================================================================================
                                                                                                425,002                 36,628
     Cash                                                                                            --                     82
------------------------------------------------------------------------------------------------------------------------------
     Foreign currency                                                                                --                     --
     Interest receivable                                                                          1,256                    504
------------------------------------------------------------------------------------------------------------------------------
     Receivable for securities sold                                                               2,057                     --
     Receivable for Fund shares sold                                                              2,181                     --
------------------------------------------------------------------------------------------------------------------------------
     Receivable from administrator--net (Note B)                                                     --                     13
     Prepaid expenses and other assets                                                                4                      1
==============================================================================================================================
TOTAL ASSETS                                                                                    430,500                 37,228
==============================================================================================================================
LIABILITIES
     Dividends payable                                                                              349                     11
     Payable for forward foreign currency exchange contracts sold (Note C)                           --                     --
------------------------------------------------------------------------------------------------------------------------------
     Due to custodian                                                                             1,581                     --
     Payable for collateral on securities loaned (Note A)                                            --                     --
------------------------------------------------------------------------------------------------------------------------------
     Payable for securities purchased                                                                --                     --
     Payable for Fund shares redeemed                                                             2,178                     44
------------------------------------------------------------------------------------------------------------------------------
     Payable to investment manager (Note B)                                                          91                      7
     Payable to administrator--net (Note B)                                                          98                     --
------------------------------------------------------------------------------------------------------------------------------
     Accrued expenses and other payables                                                             56                     57
==============================================================================================================================
TOTAL LIABILITIES                                                                                 4,353                    119
==============================================================================================================================
NET ASSETS AT VALUE                                                                $            426,147   $             37,109
==============================================================================================================================
NET ASSETS CONSIST OF:
     Paid-in capital                                                               $            426,153   $             34,955
     Undistributed net investment income (loss)                                                       1                     --
------------------------------------------------------------------------------------------------------------------------------
     Accumulated net realized gains (losses) on investments                                          (7)                   225
     Net unrealized appreciation (depreciation) in value of investments                              --                  1,929
==============================================================================================================================
NET ASSETS AT VALUE                                                                $            426,147   $             37,109
==============================================================================================================================
NET ASSETS
     Investor Class                                                                $            426,147   $             37,109
     Trust Class                                                                                     --                     --
------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Investor Class                                                                             426,227                  3,141
     Trust Class                                                                                     --                     --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Investor Class                                                                $               1.00   $              11.81
     Trust Class                                                                                     --                     --
------------------------------------------------------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE:
     Unaffiliated issuers                                                          $                 --   $                 --
==============================================================================================================================
TOTAL SECURITIES ON LOAN, AT MARKET VALUE                                          $                 --   $                 --
==============================================================================================================================
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                          $            425,002   $             34,699
     Affiliated issuers                                                                              --                     --
==============================================================================================================================
TOTAL COST OF INVESTMENTS                                                          $            425,002   $             34,699
==============================================================================================================================
TOTAL COST OF FOREIGN CURRENCY                                                     $                 --   $                 --
==============================================================================================================================

                            NEUBERGER BERMAN FOR THE YEAR ENDED OCTOBER 31, 2004

STATEMENTS OF OPERATIONS

                                                                                                                GOVERNMENT
NEUBERGER BERMAN INCOME FUNDS                                                                      CASH              MONEY
(000'S OMITTED)                                                                                RESERVES               FUND
INVESTMENT INCOME
Interest income-unaffiliated issuers (Note A)                                           $         6,868    $         8,749
Income from securities loaned-affiliated issuers (Note A)                                            --                 --
==========================================================================================================================
Total income                                                                                      6,868              8,749
==========================================================================================================================

EXPENSES:
Investment management fee (Note B)                                                                1,426              1,992
Administration fee (Note B):
--------------------------------------------------------------------------------------------------------------------------
       Investor Class                                                                             1,562              2,241
       Trust Class                                                                                   --                 --
       -------------------------------------------------------------------------------------------------------------------
Shareholder servicing agent fees:
       Investor Class                                                                               222                 84
       -------------------------------------------------------------------------------------------------------------------
       Trust Class                                                                                   --                 --
Audit fees                                                                                           34                 36
--------------------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                             172                182
Insurance expense                                                                                    15                 28
--------------------------------------------------------------------------------------------------------------------------
Legal fees                                                                                           25                 30
Registration and filing fees                                                                         36                 40
--------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                  36                 40
Trustees' fees and expenses                                                                          29                 27
--------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                        92                165
==========================================================================================================================
Total expenses                                                                                    3,649              4,865

Expenses reimbursed by administrator (Note B)                                                        --               (822)
Expenses reduced by custodian fee expense offset arrangement (Note B)                                (1)                --
==========================================================================================================================
Total net expenses                                                                                3,648              4,043
==========================================================================================================================
Net investment income (loss)                                                                      3,220              4,706
==========================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
       Sales of investment securities of unaffiliated issuers                                         4                (15)
       -------------------------------------------------------------------------------------------------------------------
       Financial futures contracts                                                                   --                 --
       Foreign currency                                                                              --                 --
       ===================================================================================================================
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                            --                 --
       Foreign currency                                                                              --                 --
       ===================================================================================================================
Net gain (loss) on investments                                                                        4                (15)
==========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         $         3,224    $         4,691
==========================================================================================================================

See Notes to Financial Statements

                                                                                            HIGH INCOME            LIMITED
NEUBERGER BERMAN INCOME FUNDS                                                                      BOND           MATURITY
(000'S OMITTED)                                                                                    FUND          BOND FUND
INVESTMENT INCOME
Interest income-unaffiliated issuers (Note A)                                           $        46,509    $         6,696
Income from securities loaned-affiliated issuers (Note A)                                            61                 --
==========================================================================================================================
Total income                                                                                     46,570              6,696
==========================================================================================================================

EXPENSES:
Investment management fee (Note B)                                                                3,147                523
Administration fee (Note B):
--------------------------------------------------------------------------------------------------------------------------
       Investor Class                                                                             1,770                481
       Trust Class                                                                                   --                155
       -------------------------------------------------------------------------------------------------------------------
Shareholder servicing agent fees:
       Investor Class                                                                               423                147
       -------------------------------------------------------------------------------------------------------------------
       Trust Class                                                                                   --                 17
Audit fees                                                                                           40                 42
--------------------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                             233                125
Insurance expense                                                                                    14                  6
--------------------------------------------------------------------------------------------------------------------------
Legal fees                                                                                           38                 35
Registration and filing fees                                                                         56                 50
--------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                  88                 22
Trustees' fees and expenses                                                                          26                 25
--------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                        91                 35
==========================================================================================================================
Total expenses                                                                                    5,926              1,663

Expenses reimbursed by administrator (Note B)                                                        --               (166)
Expenses reduced by custodian fee expense offset arrangement (Note B)                                (7)                (1)
==========================================================================================================================
Total net expenses                                                                                5,919              1,496
==========================================================================================================================
Net investment income (loss)                                                                     40,651              5,200
==========================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
       Sales of investment securities of unaffiliated issuers                                     7,409                306
       -------------------------------------------------------------------------------------------------------------------
       Financial futures contracts                                                                   --               (817)
       Foreign currency                                                                              --                (27)
       -------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                        13,566             (1,566)
       Foreign currency                                                                              --                (72)
       ===================================================================================================================
Net gain (loss) on investments                                                                   20,975             (2,176)
==========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         $        61,626    $         3,024
==========================================================================================================================


                                                                                              MUNICIPAL          MUNICIPAL
NEUBERGER BERMAN INCOME FUNDS                                                                     MONEY         SECURITIES
(000'S OMITTED)                                                                                    FUND              TRUST
INVESTMENT INCOME
Interest income-unaffiliated issuers (Note A)                                           $         4,875    $         1,571
Income from securities loaned-affiliated issuers (Note A)                                            --                 --
==========================================================================================================================
Total income                                                                                      4,875              1,571
==========================================================================================================================

EXPENSES:
Investment management fee (Note B)                                                                1,085                 97
Administration fee (Note B):
--------------------------------------------------------------------------------------------------------------------------
       Investor Class                                                                             1,172                104
       Trust Class                                                                                   --                 --
       -------------------------------------------------------------------------------------------------------------------
Shareholder servicing agent fees:
       Investor Class                                                                                27                 33
       -------------------------------------------------------------------------------------------------------------------
       Trust Class                                                                                   --                 --
Audit fees                                                                                           34                 40
--------------------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                             159                 35
Insurance expense                                                                                    10                  1
--------------------------------------------------------------------------------------------------------------------------
Legal fees                                                                                           31                 33
Registration and filing fees                                                                         29                 24
--------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                  21                  7
Trustees' fees and expenses                                                                          26                 25
--------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                        68                 10
==========================================================================================================================
Total expenses                                                                                    2,662                409

Expenses reimbursed by administrator (Note B)                                                        --               (156)
Expenses reduced by custodian fee expense offset arrangement (Note B)                                (4)                (1)
==========================================================================================================================
Total net expenses                                                                                2,658                252
==========================================================================================================================
Net investment income (loss)                                                                      2,217              1,319
==========================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
       Sales of investment securities of unaffiliated issuers                                        --                226
       -------------------------------------------------------------------------------------------------------------------
       Financial futures contracts                                                                   --                 --
       Foreign currency                                                                              --                 --
       -------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
       Unaffiliated investment securities                                                            --               (248)
       Foreign currency                                                                              --                 --
       ===================================================================================================================
Net gain (loss) on investments                                                                       --                (22)
==========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         $         2,217    $         1,297
==========================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 CASH RESERVES
                                                                                     -------------------------------------
                                                                                                   YEAR               YEAR
                                                                                                  ENDED              ENDED
NEUBERGER BERMAN INCOME FUNDS                                                               OCTOBER 31,        OCTOBER 31,
(000'S OMITTED)                                                                                    2004               2003
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                            $         3,220    $         4,961
Net realized gain (loss) on investments                                                               4                 11
--------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                                  --                 --
==========================================================================================================================
Net increase (decrease) in net assets resulting from operations                                   3,224              4,972
==========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                                                   (3,220)            (4,961)
Trust Class                                                                                          --                 --
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                                      (10)                --
==========================================================================================================================
Total distributions to shareholders                                                              (3,230)            (4,961)
==========================================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
PROCEEDS FROM SHARES SOLD:
Investor Class                                                                                  827,773            673,876
Trust Class                                                                                          --                 --
--------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                                    1,232              1,517
Trust Class                                                                                          --                 --
--------------------------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                                                 (965,468)          (899,709)
Trust Class                                                                                          --                 --
==========================================================================================================================
Net increase (decrease) from Fund share transactions                                           (136,463)          (224,316)
==========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                                          (136,469)          (224,305)

NET ASSETS:
Beginning of year                                                                               617,700            842,005
==========================================================================================================================
End of year                                                                             $       481,231    $       617,700
==========================================================================================================================
Undistributed net investment income (loss) at end of year                               $            --    $            --
==========================================================================================================================
Distributions in excess of net investment income at end of year                         $            --    $            --
==========================================================================================================================

                                                                                               GOVERNMENT MONEY FUND
                                                                                        ----------------------------------
                                                                                                   YEAR               YEAR
                                                                                                  ENDED              ENDED
NEUBERGER BERMAN INCOME FUNDS                                                               OCTOBER 31,        OCTOBER 31,
(000'S OMITTED)                                                                                    2004               2003
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                            $         4,706    $         8,963
Net realized gain (loss) on investments                                                             (15)                19
--------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                                  --                 --
==========================================================================================================================
Net increase (decrease) in net assets resulting from operations                                   4,691              8,982
==========================================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                                                   (4,706)            (8,963)
Trust Class                                                                                          --                 --
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                                      (19)                (6)
==========================================================================================================================
Total distributions to shareholders                                                              (4,725)            (8,969)
==========================================================================================================================

FROM FUND SHARE TRANSACTIONS (NOTE D):
PROCEEDS FROM SHARES SOLD:
Investor Class                                                                                1,173,062          1,592,662
Trust Class                                                                                          --                 --
--------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                                      467                631
Trust Class                                                                                          --                 --
--------------------------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                                               (1,797,122)        (1,860,116)
Trust Class                                                                                          --                 --
==========================================================================================================================
Net increase (decrease) from Fund share transactions                                           (623,593)          (266,823)
==========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                                          (623,627)          (266,810)

NET ASSETS:
Beginning of year                                                                             1,078,345          1,345,155
==========================================================================================================================
End of year                                                                             $       454,718    $     1,078,345
==========================================================================================================================
Undistributed net investment income (loss) at end of year                               $            --    $            --
==========================================================================================================================
Distributions in excess of net investment income at end of year                         $            --    $            --
==========================================================================================================================

See Notes to Financial Statements

                                                                                             HIGH INCOME BOND FUND
                                                                                     -------------------------------------
                                                                                                   YEAR               YEAR
                                                                                                  ENDED              ENDED
NEUBERGER BERMAN INCOME FUNDS                                                               OCTOBER 31,        OCTOBER 31,
(000'S OMITTED)                                                                                    2004               2003
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                            $        40,651    $        22,130
Net realized gain (loss) on investments                                                           7,409              4,436
--------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                              13,566             11,135
==========================================================================================================================
Net increase (decrease) in net assets resulting from operations                                  61,626             37,701
==========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                                                  (40,651)           (22,130)
Trust Class                                                                                          --                 --
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                                       --                 --
==========================================================================================================================
Total distributions to shareholders                                                             (40,651)           (22,130)
==========================================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
PROCEEDS FROM SHARES SOLD:
Investor Class                                                                                  563,304            531,470
Trust Class                                                                                          --                 --
--------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                                   35,997             19,570
Trust Class                                                                                          --                 --
--------------------------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                                                 (326,694)          (195,576)
Trust Class                                                                                          --                 --
==========================================================================================================================
Net increase (decrease) from Fund share transactions                                            272,607            355,464
==========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                                           293,582            371,035

NET ASSETS:
Beginning of year                                                                               519,651            148,616
==========================================================================================================================
End of year                                                                             $       813,233    $       519,651
==========================================================================================================================
Undistributed net investment income (loss) at end of year                               $            25    $            25
==========================================================================================================================
Distributions in excess of net investment income at end of year                         $            --    $            --
==========================================================================================================================

                                                                                             LIMITED MATURITY BOND FUND
                                                                                        ----------------------------------
                                                                                                   YEAR               YEAR
                                                                                                  ENDED              ENDED
NEUBERGER BERMAN INCOME FUNDS                                                               OCTOBER 31,        OCTOBER 31,
(000'S OMITTED)                                                                                    2004               2003
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                            $         5,200    $         7,419
Net realized gain (loss) on investments                                                            (538)             2,566
--------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                              (1,638)            (1,935)
==========================================================================================================================
Net increase (decrease) in net assets resulting from operations                                   3,024              8,050
==========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                                                   (6,315)            (7,850)
Trust Class                                                                                      (1,063)            (1,444)
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                                       --                 --
==========================================================================================================================
Total distributions to shareholders                                                              (7,378)            (9,294)
==========================================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
PROCEEDS FROM SHARES SOLD:
Investor Class                                                                                   29,706            470,006
Trust Class                                                                                       9,114             34,721
--------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                                    5,903              7,192
Trust Class                                                                                       1,044              1,422
--------------------------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                                                  (68,721)          (496,981)
Trust Class                                                                                     (19,020)           (42,372)
==========================================================================================================================
Net increase (decrease) from Fund share transactions                                            (41,974)           (26,012)
==========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                                           (46,328)           (27,256)

NET ASSETS:
Beginning of year                                                                               235,956            263,212
==========================================================================================================================
End of year                                                                             $       189,628    $       235,956
==========================================================================================================================
Undistributed net investment income (loss) at end of year                               $           415    $            --
==========================================================================================================================
Distributions in excess of net investment income at end of year                         $            --    $        (1,224)
==========================================================================================================================

                                                                                                MUNICIPAL MONEY FUND
                                                                                        ----------------------------------
                                                                                                   YEAR               YEAR
                                                                                                  ENDED              ENDED
NEUBERGER BERMAN INCOME FUNDS                                                               OCTOBER 31,        OCTOBER 31,
(000'S OMITTED)                                                                                    2004               2003
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                            $         2,217    $         2,503
Net realized gain (loss) on investments                                                              --                 --
--------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                                  --                 --
==========================================================================================================================
Net increase (decrease) in net assets resulting from operations                                   2,217              2,503
==========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                                                   (2,217)            (2,503)
Trust Class                                                                                          --                 --
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                                       --                 --
==========================================================================================================================
Total distributions to shareholders                                                              (2,217)            (2,503)
==========================================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
PROCEEDS FROM SHARES SOLD:
Investor Class                                                                                  688,114            496,599
Trust Class                                                                                          --                 --
--------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                                      115                 78
Trust Class                                                                                          --                 --
--------------------------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                                                 (673,006)          (619,029)
Trust Class                                                                                          --                 --
==========================================================================================================================
Net increase (decrease) from Fund share transactions                                             15,223           (122,352)
==========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                                            15,223           (122,352)

NET ASSETS:
Beginning of year                                                                               410,924            533,276
==========================================================================================================================
End of year                                                                             $       426,147    $       410,924
==========================================================================================================================
Undistributed net investment income (loss) at end of year                               $             1    $             1
==========================================================================================================================
Distributions in excess of net investment income at end of year                         $            --    $            --
==========================================================================================================================

                                                                                            MUNICIPAL SECURITIES TRUST
                                                                                     -------------------------------------
                                                                                                   YEAR              YEAR
                                                                                                  ENDED              ENDED
NEUBERGER BERMAN INCOME FUNDS                                                               OCTOBER 31,        OCTOBER 31,
(000'S OMITTED)                                                                                    2004               2003
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                            $         1,319    $         1,438
Net realized gain (loss) on investments                                                             226                158
--------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                                (248)               251
==========================================================================================================================
Net increase (decrease) in net assets resulting from operations                                   1,297              1,847
==========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                                                                   (1,319)            (1,438)
Trust Class                                                                                          --                 --
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                                                     (159)              (200)
==========================================================================================================================
Total distributions to shareholders                                                              (1,478)            (1,638)
==========================================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
PROCEEDS FROM SHARES SOLD:
Investor Class                                                                                    8,289             26,568
Trust Class                                                                                          --                 --
--------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Investor Class                                                                                    1,283              1,447
Trust Class                                                                                          --                 --
--------------------------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                                                                  (14,609)           (23,783)
Trust Class                                                                                          --                 --
==========================================================================================================================
Net increase (decrease) from Fund share transactions                                             (5,037)             4,232
==========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                                            (5,218)             4,441

NET ASSETS:
Beginning of year                                                                                42,327             37,886
==========================================================================================================================
End of year                                                                             $        37,109    $        42,327
==========================================================================================================================
Undistributed net investment income (loss) at end of year                               $            --    $            --
==========================================================================================================================
Distributions in excess of net investment income at end of year                         $            --    $            --
==========================================================================================================================

NOTES TO FINANCIAL STATEMENTS INCOME FUNDS

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Cash Reserves ("Cash Reserves"), Neuberger Berman Government Money Fund ("Government Money"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Limited Maturity Bond Fund ("Limited Maturity"), Neuberger Berman Municipal Money Fund ("Municipal Money"), and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") (individually a "Fund", collectively, the "Funds") are separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). All of the Funds offer Investor Class shares and Limited Maturity also offers Trust Class shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     It is the policy of Cash Reserves, Government Money, and Municipal Money to maintain a continuous net asset value per share of $1.00; each of these Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance each of these Funds will be able to maintain a stable net asset value per share.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: High Income and Limited Maturity may invest in foreign securities denominated in foreign currency. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and (for High Income and Limited Maturity, foreign currency transactions), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on October 31, 2004, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium, mortgage dollar rolls, paydown gains and losses and, foreign currency gains and losses (for Limited Maturity) were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of each Fund.

     The tax character of distributions paid during the years ended October 31, 2004 and October 31, 2003 were as follows:

                                                                         DISTRIBUTIONS PAID FROM:
                                              TAXABLE INCOME               TAX-EXEMPT INCOME           LONG-TERM CAPITAL GAIN
                                            2004            2003            2004            2003            2004            2003
     CASH RESERVES                $    3,230,039  $    4,960,914  $           --  $           --  $           --  $           --
     GOVERNMENT MONEY                  4,724,895       8,969,360              --              --              --              --
     HIGH INCOME                      40,651,447      22,129,548              --              --              --              --
     LIMITED MATURITY                  7,378,305       9,294,630              --              --              --              --
     MUNICIPAL MONEY                          --              --       2,217,371       2,502,940              --              --
     MUNICIPAL SECURITIES TRUST           55,790             601       1,319,090       1,437,169         103,115         199,702

                                              TOTAL
                                            2004            2003
     CASH RESERVES                $    3,230,039  $    4,960,914
     GOVERNMENT MONEY                  4,724,895       8,969,360
     HIGH INCOME                      40,651,447      22,129,548
     LIMITED MATURITY                  7,378,305       9,294,630
     MUNICIPAL MONEY                   2,217,371       2,502,940
     MUNICIPAL SECURITIES TRUST        1,477,995       1,637,472

     As of October 31, 2004, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                   UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED      UNREALIZED             LOSS
                                        ORDINARY      TAX-EXEMPT       LONG-TERM    APPRECIATION    CARRYFORWARDS
                                          INCOME          INCOME            GAIN  (DEPRECIATION)    AND DEFERRALS            TOTAL
     CASH RESERVES                $      262,377  $           --  $           --  $           --   $           --   $      262,377
     GOVERNMENT MONEY                    322,516              --              --              --          (14,846)         307,670
     HIGH INCOME                         467,360              --              --      25,339,429       (7,122,418)      18,684,371
     LIMITED MATURITY                    369,713              --              --        (874,085)     (20,386,277)     (20,890,649)
     MUNICIPAL MONEY                          --         350,025              --              --           (6,798)         343,227
     MUNICIPAL SECURITIES TRUST           57,922          10,566         167,401       1,928,462               --        2,164,351

     The difference between book basis and tax basis distributable earnings are attributable primarily to timing differences of dividend payments, timing differences of wash sales, mark to market on certain forward foreign currency contracts, mortgage dollar rolls, and amortization of bond premium.

     To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on October 31, 2004, the following funds had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

                          EXPIRING IN:
                                  2005         2006         2007         2008         2009         2010         2011         2012
     GOVERNMENT MONEY      $        --  $        --  $        --  $        --  $        --  $        --  $        --  $    14,846
     HIGH INCOME(1)                 --           --    2,845,092    2,021,774      923,187    1,332,365           --           --
     LIMITED MATURITY(2)     1,100,286    4,035,877    5,146,514    7,177,986      456,883           --           --    2,468,731
     MUNICIPAL MONEY                --           --           --        6,744           --           --           54           --

     (1) Of the total capital loss carryforwards shown above for High Income, $5,790,053 was acquired on September 6, 2002 in the merger with Neuberger Berman High Yield Bond Fund. The use of these losses to offset future gains may be limited in a given year.

     (2) Of the total capital loss carryforwards shown above for Limited Maturity, $2,860,480 was acquired on February 9, 2001 in a tax-free reorganization. The use of these losses to offset future gains may be limited in a given year.

6 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare dividends from net investment income on each business day; such dividends are paid monthly. Distributions from net realized capital gains, if any, are generally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

7 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust, are allocated among the Funds and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

8 FINANCIAL FUTURES CONTRACTS: High Income, Limited Maturity, and Municipal Securities Trust may each buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the year ended October 31, 2004, High Income and Municipal Securities Trust did not enter into any financial futures contracts. During the year ended October 31, 2004, Limited Maturity entered into various financial futures contracts. At October 31, 2004, there were no open positions.

9 FORWARD FOREIGN CURRENCY CONTRACTS: High Income and Limited Maturity may each enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund. Neither Fund has a specific limitation on the percentage of assets which may be committed to these types of contracts, but neither Fund may invest more than 25% of its net assets in foreign securities denominated in or indexed to foreign currencies. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

10 SECURITY LENDING: High Income entered into a securities lending agreement with Bear Stearns Securities Corp. ("Bear Stearns") on December 26, 2002. Securities loans involve certain risks in the event Bear Stearns should default or fail financially, including delays or inability to recover the loaned securities or foreclose against the collateral. The investment manager, under the general supervision of the Board, monitors the creditworthiness of the parties to whom High Income makes security loans. High Income receives cash collateral equal to at least 102% of the current market value of the loaned securities. High Income invests the cash collateral in the N&B Securities Lending Quality Fund, LLC, which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. High Income pays a fee to Bear Stearns with respect to the cash collateral that it receives and retains the income earned on the reinvestment of that cash collateral. High Income also receives payments from Bear Stearns equal to income earned on loaned securities during the time that they are on loan. Income earned on the securities loaned, if any, is reflected in the Statements of Operations under the caption Income from securities loaned-net.

11 REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12 DOLLAR ROLLS: Limited Maturity may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

13 OTHER: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

14 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except High Income) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. High Income pays Management a fee for investment management services at the annual rate of 0.48% of the Fund's average daily net assets.

     Each Fund retains Management as its administrator under an Administration Agreement. Each Fund's Investor Class pays Management an administration fee at the annual rate of 0.27% of its average daily net assets and the Trust Class of Limited Maturity pays Management an administration fee at the annual rate of 0.50% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Management has undertaken to reimburse operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                                                         REIMBURSEMENT FROM
                                                                                                         MANAGEMENT FOR THE
                                                       EXPENSE                                                   YEAR ENDED
     CLASS                                       LIMITATION(1)   CONTRACTUAL/VOLUNTARY  EXPIRATION(2)      OCTOBER 31, 2004
     CASH RESERVES INVESTOR CLASS                         0.65%       Contractual            10/31/07      $             --
     GOVERNMENT MONEY FUND INVESTOR CLASS                 0.45%         Voluntary                  --               822,004
     HIGH INCOME BOND FUND INVESTOR CLASS                 1.00%       Contractual            10/31/07                    --
     LIMITED MATURITY BOND FUND INVESTOR CLASS            0.70%       Contractual            10/31/07               118,706
     LIMITED MATURITY BOND FUND TRUST CLASS               0.80%       Contractual            10/31/07                47,081
     MUNICIPAL SECURITIES TRUST INVESTOR CLASS            0.65%       Contractual            10/31/07               156,342

     (1) Expense limitation per annum of the respective class' average daily net assets.

     (2) For Government Money, this undertaking was terminated as of July 1, 2004.

     The Investor Classes of Cash Reserves, High Income, Limited Maturity and Municipal Securities Trust and the Trust Class of Limited Maturity have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their respective expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended October 31, 2004, there was no reimbursement to Management. At October 31, 2004, contingent liabilities to Management under the agreement were as follows:

                                                        EXPIRING IN:
                                                                2005           2006           2007          TOTAL
     CASH RESERVES INVESTOR CLASS                      $          --  $          --  $          --  $          --
     HIGH INCOME BOND FUND INVESTOR CLASS                         --             --             --             --
     LIMITED MATURITY BOND FUND INVESTOR CLASS                37,633         81,375        118,706        237,714
     LIMITED MATURITY BOND FUND TRUST CLASS                   34,703         53,395         47,081        135,179
     MUNICIPAL SECURITIES TRUST INVESTOR CLASS               109,936        140,242        156,342        406,520

     On October 31, 2003, Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to each Fund, became indirect wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each share class.

     Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $1,322, $11, $6,770, $725, $4,223 and $576 for Cash Reserves, Government
     Money, High Income, Limited Maturity, Municipal Money, and Municipal Securities Trust, respectively.

     NOTE C--SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts, and foreign currency contracts) for the year ended October 31, 2004 were as follows:

                                      PURCHASES       PURCHASES                                  SALES AND
                                        OF U.S.       EXCLUDING                                 MATURITIES
                                     GOVERNMENT            U.S.            SALES AND        EXCLUDING U.S.
                                     AND AGENCY      GOVERNMENT   MATURITIES OF U.S.        GOVERNMENT AND
                                    OBLIGATIONS      AND AGENCY       GOVERNMENT AND    AGENCY OBLIGATIONS
                                                    OBLIGATIONS   AGENCY OBLIGATIONS
     HIGH INCOME                $            --  $  851,755,000  $                --  $        501,316,000
     LIMITED MATURITY               138,995,000      32,878,000          136,902,000            61,840,000
     MUNICIPAL SECURITIES TRUST              --       2,846,000                   --             7,298,000

     All securities transactions for Cash Reserves, Government Money, and Municipal Money were short-term. During the year ended October 31, 2004, Limited Maturity had entered into various contracts to deliver currencies at specified future dates. At October 31, 2004, open contracts were as follows:

                    CONTRACTS TO     IN EXCHANGE      SETTLEMENT                  NET UNREALIZED
     SELL                DELIVER             FOR            DATE           VALUE    DEPRECIATION
     Euro Dollar       3,690,000  $    4,651,799        12/27/04  $    4,703,606  $       51,807
     Euro Dollar       1,840,000       2,321,068        12/27/04       2,345,429          24,361

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the years ended October 31, 2004 and October 31, 2003 was as follows:

                              FOR THE YEAR ENDED OCTOBER 31, 2004                      FOR THE YEAR ENDED OCTOBER 31, 2003
                    ------------------------------------------------------   ------------------------------------------------------
                                           SHARES                                                   SHARES
                                        ISSUED ON                                                ISSUED ON
                                     REINVESTMENT                                             REINVESTMENT
                                     OF DIVIDENDS                                             OF DIVIDENDS
     (000'S             SHARES                AND      SHARES                    SHARES                AND      SHARES
     OMITTED)             SOLD      DISTRIBUTIONS    REDEEMED        TOTAL         SOLD      DISTRIBUTIONS    REDEEMED        TOTAL
     CASH
     RESERVES:
     Investor
     Class             827,773              1,232    (965,468)    (136,463)     673,876              1,517    (899,709)    (224,316)
     GOVERNMENT
     MONEY:
     Investor
     Class           1,173,062                467  (1,797,122)    (623,593)   1,592,662                631  (1,860,116)    (266,823)
     HIGH
     INCOME:
     Investor
     Class              60,298              3,851     (35,026)      29,123       58,726              2,153     (21,592)      39,287
     LIMITED
     MATURITY:
     Investor
     Class               3,119                621      (7,225)      (3,485)      48,587                744     (51,398)      (2,067)
     Trust Class         1,007                115      (2,100)        (978)       3,768                154      (4,600)        (678)

                              FOR THE YEAR ENDED OCTOBER 31, 2004                      FOR THE YEAR ENDED OCTOBER 31, 2003
                    ------------------------------------------------------   ------------------------------------------------------
                                           SHARES                                                   SHARES
                                        ISSUED ON                                                ISSUED ON
                                     REINVESTMENT                                             REINVESTMENT
                                     OF DIVIDENDS                                             OF DIVIDENDS
     (000'S             SHARES                AND      SHARES                    SHARES                AND      SHARES
     OMITTED)             SOLD      DISTRIBUTIONS    REDEEMED        TOTAL         SOLD      DISTRIBUTIONS    REDEEMED        TOTAL
     MUNICIPAL
     MONEY:
     Investor
     Class             688,114                115    (673,006)      15,223      496,599                 78    (619,029)    (122,352)
     MUNICIPAL
     SECURITIES
     TRUST:
     Investor Class        703                108      (1,239)        (428)       2,246                122      (2,010)         358

     NOTE E--LINE OF CREDIT:

     At October 31, 2004, High Income and Limited Maturity were participants in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. High Income and Limited Maturity had no loans outstanding pursuant to this line of credit at October 31, 2004. During the year ended October 31, 2004, High Income and Limited Maturity did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

     HIGH INCOME:

                                                                                                          INCOME FROM
                          BALANCE OF                                      BALANCE OF                   INVESTMENTS IN
                              SHARES           GROSS           GROSS          SHARES                       AFFILIATED
                                HELD       PURCHASES           SALES            HELD           VALUE          ISSUERS
                         OCTOBER 31,             AND             AND     OCTOBER 31,     OCTOBER 31,      INCLUDED IN
     NAME OF ISSUER             2003       ADDITIONS      REDUCTIONS            2004            2004     TOTAL INCOME
     N&B Securities
     Lending Quality
     Fund, LLC**           4,156,160   5,422,867,660   5,311,567,700     115,456,120  $  115,456,120  $        61,491

     * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

     ** The N&B Securities Lending Quality Fund, LLC ("Quality Fund") is an investment vehicle established by the Fund's custodian to invest cash the Fund receives as collateral for securities loans. The Fund's shares in the Quality Fund are non-voting. However, because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

FINANCIAL HIGHLIGHTS Cash Reserves

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

INVESTOR CLASS+

                                                                                      YEAR ENDED OCTOBER 31,
                                                             -------------------------------------------------------------------
                                                                    2004          2003          2002          2001          2000
NET ASSET VALUE, BEGINNING OF YEAR                           $    1.0000   $    1.0000   $    1.0001   $    1.0000   $    1.0000
                                                             -----------   -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                       .0056         .0066         .0154         .0440         .0562
NET GAINS OR LOSSES ON SECURITIES                                  .0000         .0000        (.0000)        .0001            --
                                                             -----------   -----------   -----------   -----------   -----------
TOTAL FROM INVESTMENT OPERATIONS                                   .0056         .0066         .0154         .0441         .0562
                                                             -----------   -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS FROM
NET INVESTMENT INCOME                                             (.0056)       (.0066)       (.0154)       (.0440)       (.0562)
NET CAPITAL GAINS                                                 (.0000)           --        (.0001)           --            --
                                                             -----------   -----------   -----------   -----------   -----------
TOTAL DISTRIBUTIONS                                               (.0056)       (.0066)       (.0155)       (.0440)       (.0562)
                                                             -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF YEAR                                 $    1.0000   $    1.0000   $    1.0000   $    1.0001   $    1.0000
                                                             -----------   -----------   -----------   -----------   -----------
TOTAL RETURN++                                                      +.57%         +.66%        +1.56%        +4.49%        +5.76%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                        $     481.2   $     617.7   $     842.0   $   1,116.0   $   1,324.8
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                       .63%          .59%          .60%          .55%          .60%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          .63%          .59%          .60%          .55%          .60%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS          .55%          .68%         1.54%         4.59%         5.61%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN OCTOBER 31, 2004

FINANCIAL HIGHLIGHTS Government Money Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

INVESTOR CLASS+

                                                                                       YEAR ENDED OCTOBER 31,
                                                             -------------------------------------------------------------------
                                                                    2004          2003          2002          2001          2000
NET ASSET VALUE, BEGINNING OF YEAR                           $    1.0000   $    1.0000   $    1.0000   $    1.0000   $    1.0000
                                                             -----------   -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                       .0060         .0078         .0149         .0423         .0509
NET GAINS OR LOSSES ON SECURITIES                                  .0000         .0000         .0000            --            --
                                                             -----------   -----------   -----------   -----------   -----------
TOTAL FROM INVESTMENT OPERATIONS                                   .0060         .0078         .0149         .0423         .0509
                                                             -----------   -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS FROM
NET INVESTMENT INCOME                                             (.0060)       (.0078)       (.0149)       (.0423)       (.0509)
NET CAPITAL GAINS                                                 (.0000)       (.0000)       (.0000)           --            --
                                                             -----------   -----------   -----------   -----------   -----------
TOTAL DISTRIBUTIONS                                               (.0060)       (.0078)       (.0149)       (.0423)       (.0509)
                                                             -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF YEAR                                 $    1.0000   $    1.0000   $    1.0000   $    1.0000   $    1.0000
                                                             -----------   -----------   -----------   -----------   -----------
TOTAL RETURN++                                                      +.61%         +.78%        +1.50%        +4.31%        +5.22%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                        $     454.7   $   1,078.3   $   1,345.2   $     571.9   $     303.8
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                       .49%          .45%          .47%          .59%          .67%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          .49%~         .45%~         .47%~         .59%          .67%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS          .57%          .78%         1.45%         3.92%         4.99%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS High Income Bond Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.@

INVESTOR CLASS~

                                                                                          TEN MONTHS ENDED
                                                            YEAR ENDED OCTOBER 31,             OCTOBER 31,
                                                         ----------------------------    -----------------
                                                                 2004            2003                2002L
NET ASSET VALUE, BEGINNING OF PERIOD                     $       9.25    $       8.81    $            9.03
                                                         ------------    ------------    -----------------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                      .58             .60                  .52Y
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                 .29             .44                 (.21)Y
                                                         ------------    ------------    -----------------
TOTAL FROM INVESTMENT OPERATIONS                                  .87            1.04                  .31
                                                         ------------    ------------    -----------------
LESS DISTRIBUTIONS FROM
NET INVESTMENT INCOME                                            (.58)           (.60)                (.53)
EXCESS OF NET INVESTMENT INCOME                                    --              --                   --
NET CAPITAL GAINS                                                  --              --                   --
                                                         ------------    ------------    -----------------
TOTAL DISTRIBUTIONS                                              (.58)           (.60)                (.53)
                                                         ------------    ------------    -----------------
NET ASSET VALUE, END OF PERIOD                           $       9.54    $       9.25    $            8.81
                                                         ------------    ------------    -----------------
TOTAL RETURN++                                                  +9.68%         +12.14%               +3.52%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                  $      813.2    $      519.7    $           148.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                    .90%            .90%                1.00%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                       .90%            .90%s               1.00%*~
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                                    6.16%           6.54%                6.96%*Y
PORTFOLIO TURNOVER RATE                                            79%            148%                  95%~~

                                                                        YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------
                                                                 2001              2000              1999
NET ASSET VALUE, BEGINNING OF PERIOD                     $       8.90      $       9.22      $       9.57
                                                         ------------      ------------      ------------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                      .69               .75               .74
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                 .12              (.33)             (.35)
                                                         ------------      ------------      ------------
TOTAL FROM INVESTMENT OPERATIONS                                  .81               .42               .39
                                                         ------------      ------------      ------------
LESS DISTRIBUTIONS FROM
NET INVESTMENT INCOME                                            (.68)             (.74)             (.74)
EXCESS OF NET INVESTMENT INCOME                                    --                --                --
NET CAPITAL GAINS                                                  --                --                --
                                                         ------------      ------------      ------------
TOTAL DISTRIBUTIONS                                              (.68)             (.74)             (.74)
                                                         ------------      ------------      ------------
NET ASSET VALUE, END OF PERIOD                           $       9.03      $       8.90      $       9.22
                                                         ------------      ------------      ------------
TOTAL RETURN++                                                  +9.27%             +4.81%            +4.20%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                  $       92.8      $       60.3      $       66.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                   1.00%             1.00%             1.00%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                      1.00%~            1.00%~            1.00%~
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                                    7.54%             8.15%             7.72%
PORTFOLIO TURNOVER RATE                                            85%               63%              103%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN OCTOBER 31, 2004

FINANCIAL HIGHLIGHTS Limited Maturity Bond Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

INVESTOR CLASS+

                                                                                      YEAR ENDED OCTOBER 31,
                                                             -------------------------------------------------------------------
                                                                    2004          2003          2002            2001          2000
NET ASSET VALUE, BEGINNING OF YEAR                           $      9.61   $      9.65   $      9.78     $      9.31   $      9.51
                                                             -----------   -----------   -----------     -----------   -----------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                         .24           .28           .43Y            .58           .61
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                   (.11)          .03          (.11)##Y         .47          (.20)
                                                             -----------   -----------   -----------     -----------   -----------
TOTAL FROM INVESTMENT OPERATIONS                                     .13           .31           .32            1.05           .41
                                                             -----------   -----------   -----------     -----------   -----------
LESS DISTRIBUTIONS FROM
NET INVESTMENT INCOME                                               (.33)         (.35)         (.45)           (.58)         (.58)
TAX RETURN OF CAPITAL                                                 --            --            --              --          (.03)
                                                             -----------   -----------   -----------     -----------   -----------
TOTAL DISTRIBUTIONS                                                 (.33)         (.35)         (.45)           (.58)         (.61)
                                                             -----------   -----------   -----------     -----------   -----------
NET ASSET VALUE, END OF YEAR                                 $      9.41   $      9.61   $      9.65     $      9.78   $      9.31
                                                             -----------   -----------   -----------     -----------   -----------
TOTAL RETURN++                                                     +1.43%        +3.23%        +3.42%         +11.62%        +4.47%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                        $     162.6   $     199.4   $     220.3     $     204.8   $     167.9
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                       .70%          .70%          .70%            .70%          .70%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS~                         .70%          .70%          .70%            .70%          .70%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         2.49%         2.88%         4.44%Y          6.05%         6.43%
PORTFOLIO TURNOVER RATE                                               94%          129%          140%            147%          105%

TRUST CLASS+

                                                                                  YEAR ENDED OCTOBER 31,
                                                             ---------------------------------------------------------------------
                                                                    2004          2003          2002            2001          2000
NET ASSET VALUE, BEGINNING OF YEAR                           $      9.15   $      9.20   $      9.32     $      8.88   $      9.06
                                                             -----------   -----------   -----------     -----------   -----------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                         .22           .26           .40Y            .55           .57
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                   (.09)          .01          (.10)##Y         .44          (.18)
                                                             -----------   -----------   -----------     -----------   -----------
TOTAL FROM INVESTMENT OPERATIONS                                     .13           .27           .30             .99           .39
                                                             -----------   -----------   -----------     -----------   -----------
LESS DISTRIBUTIONS FROM
NET INVESTMENT INCOME                                               (.31)         (.32)         (.42)           (.55)         (.54)
TAX RETURN OF CAPITAL                                                 --            --            --              --          (.03)
                                                             -----------   -----------   -----------     -----------   -----------
TOTAL DISTRIBUTIONS                                                 (.31)         (.32)         (.42)           (.55)         (.57)
                                                             -----------   -----------   -----------     -----------   -----------
NET ASSET VALUE, END OF YEAR                                 $      8.97   $      9.15   $      9.20     $      9.32   $      8.88
                                                             -----------   -----------   -----------     -----------   -----------
TOTAL RETURN++                                                     +1.44%        +3.00%        +3.35%         +11.41%        +4.50%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                        $      27.0   $      36.5   $      42.9     $      38.1   $      26.9
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                       .80%          .80%          .80%            .80%          .80%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS~                         .80%          .80%          .80%            .80%          .80%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         2.38%         2.80%         4.31%Y          5.95%         6.34%
PORTFOLIO TURNOVER RATE                                               94%          129%          140%            147%          105%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Municipal Money Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

INVESTOR CLASS+

                                                                                        YEAR ENDED OCTOBER 31,
                                                             -------------------------------------------------------------------
                                                                    2004          2003          2002          2001          2000
NET ASSET VALUE, BEGINNING OF YEAR                           $     .9998   $     .9998   $     .9998   $     .9997   $     .9998
                                                             -----------   -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                       .0051         .0050         .0092         .0269         .0336
NET GAINS OR LOSSES ON SECURITIES                                     --            --            --         .0001##          --
                                                             -----------   -----------   -----------   -----------   -----------
TOTAL FROM INVESTMENT OPERATIONS                                   .0051         .0050         .0092         .0270         .0336
                                                             -----------   -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS FROM
NET INVESTMENT INCOME                                             (.0051)       (.0050)       (.0092)       (.0269)       (.0336)
NET CAPITAL GAINS                                                     --            --            --            --        (.0001)
                                                             -----------   -----------   -----------   -----------   -----------
TOTAL DISTRIBUTIONS                                               (.0051)       (.0050)       (.0092)       (.0269)       (.0337)
                                                             -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF YEAR                                 $     .9998   $     .9998   $     .9998   $     .9998   $     .9997
                                                             -----------   -----------   -----------   -----------   -----------
TOTAL RETURN++                                                      +.51%         +.50%         +.93%        +2.72%        +3.41%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                        $     426.1   $     410.9   $     533.3   $     455.2   $     255.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                       .61%          .61%          .62%          .61%          .68%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                          .61%          .61%          .62%          .60%          .67%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS          .51%          .50%          .92%         2.60%         3.33%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN OCTOBER 31, 2004

FINANCIAL HIGHLIGHTS Municipal Securities Trust

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.@

INVESTOR CLASS+

                                                                                     YEAR ENDED OCTOBER 31,
                                                             -------------------------------------------------------------------
                                                                    2004          2003          2002          2001          2000
NET ASSET VALUE, BEGINNING OF YEAR                           $     11.86   $     11.80   $     11.62   $     11.00   $     10.78
                                                             -----------   -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME (LOSS)                                         .40           .40           .43           .45           .46
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                   (.00)          .12           .18           .62           .22
                                                             -----------   -----------   -----------   -----------   -----------
TOTAL FROM INVESTMENT OPERATIONS                                     .40           .52           .61          1.07           .68
                                                             -----------   -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS FROM
NET INVESTMENT INCOME                                               (.40)         (.40)         (.43)         (.45)         (.46)
NET CAPITAL GAINS                                                   (.05)         (.06)           --            --            --
                                                             -----------   -----------   -----------   -----------   -----------
TOTAL DISTRIBUTIONS                                                 (.45)         (.46)         (.43)         (.45)         (.46)
                                                             -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF YEAR                                 $     11.81   $     11.86   $     11.80   $     11.62   $     11.00
                                                             -----------   -----------   -----------   -----------   -----------
TOTAL RETURN++                                                     +3.43%        +4.50%        +5.35%        +9.89%        +6.46%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                        $      37.1   $      42.3   $      37.9   $      32.8   $      28.7
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                       .65%          .65%          .65%          .66%          .66%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS~                         .65%          .65%          .65%          .65%          .65%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         3.40%         3.37%         3.67%         3.96%         4.22%
PORTFOLIO TURNOVER RATE                                                8%           12%           17%           26%           37%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Income Funds

+ The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through February 9, 2001 under the prior master-feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund (excluding Cash Reserves and Municipal Money), total return would have been lower if Management had not reimbursed certain expenses. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the year because of the timing of sales and repurchases of Fund shares.

++ After reimbursement of expenses by the investment manager. Had the investment manager not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                                              YEAR ENDED OCTOBER 31,
                                                   2004        2003        2002        2001        2000
GOVERNMENT MONEY FUND INVESTOR CLASS                .58%        .57%        .55%         --          --
LIMITED MATURITY BOND FUND INVESTOR CLASS           .77%        .74%        .73%        .74%        .76%
LIMITED MATURITY BOND FUND TRUST CLASS              .95%        .93%        .92%       1.01%       1.26%
MUNICIPAL SECURITIES TRUST INVESTOR CLASS          1.06%        .98%       1.10%       1.07%       1.22%

                                             TEN MONTHS ENDED
                                                  OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                                         2002        2001        2000        1999
HIGH INCOME BOND FUND INVESTOR CLASS                     1.31%       1.15%       1.18%       1.15%

s After reimbursement of expenses previously paid by the investment manager. Had the investment manager not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

                                                 YEAR ENDED
                                                OCTOBER 31,
                                                       2003
HIGH INCOME BOND FUND INVESTOR CLASS                   .90%

~~ Portfolio turnover excludes purchases and sales of securities by Neuberger Berman High Yield Bond Fund prior to the merger date.

*    Annualized.

**   Not annualized.

@ The per share amounts which are shown for the periods ended October 31, 2001 (October 31, 2002 for High Income) and thereafter, have been computed based on the average number of shares outstanding during each fiscal period.

L Effective after the close of business on September 6, 2002, Neuberger Berman Management Inc. succeeded Lipper & Company, L.L.C., as the Fund's investment manager.

Y For fiscal years ended after October 31, 2001, funds are required by the American Institute of Certified Public Accountants to amortize premiums and discounts on fixed income securities. Accordingly, for the year ended October 31, 2002, the per share amounts and ratios shown decreased or increased as follows:

                                                     TEN MONTHS ENDED
                                                          OCTOBER 31,
HIGH INCOME BOND FUND INVESTOR CLASS                             2002
NET INVESTMENT INCOME                                            (.01)
NET GAINS OR LOSSES ON SECURITIES                                 .01
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS             (.19%)


                                                           YEAR ENDED
                                                          OCTOBER 31,
LIMITED MATURITY BOND FUND INVESTOR CLASS                        2002
NET INVESTMENT INCOME                                            (.02)
NET GAINS OR LOSSES ON SECURITIES                                 .02
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS             (.26%)

                                                           YEAR ENDED
                                                          OCTOBER 31,
LIMITED MATURITY BOND FUND TRUST CLASS                           2002
NET INVESTMENT INCOME                                            (.02)
NET GAINS OR LOSSES ON SECURITIES                                 .02
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS             (.26%)

u The financial highlights for the periods ended December 31, 2001 and prior are those of the Premier Shares of Lipper High Income, and have been audited by other auditors whose report dated February 25, 2002 expressed an unqualified opinion. The financial highlights for the ten-month period ended October 31, 2002 include the income and expenses attributable to the Lipper High Income Premier Shares for the period from January 1, 2002 through September 6, 2002 and the income and expenses of High Income, thereafter.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Neuberger Berman Income Funds and Shareholders of Neuberger Berman Cash Reserves
Neuberger Berman Government Money Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Limited Maturity Bond Fund
Neuberger Berman Municipal Money Fund
Neuberger Berman Municipal Securities Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger Berman Cash Reserves, Neuberger Berman Government Money Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund, Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust, six of the series constituting the Neuberger Berman Income Funds (the "Trust"), as of October 31, 2004, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period ended October 31, 2004, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 for the Lipper High Income Bond Fund were audited by other auditors whose report, dated February 25, 2002, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Neuberger Berman Income Funds at October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended October 31, 2004, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                               Ernet & Young LLP

Boston, Massachusetts
December 3, 2004

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

FOR INVESTOR CLASS SHAREHOLDERS
ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

FOR TRUST CLASS SHAREHOLDERS
ADDRESS CORRESPONDENCE TO:
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services
800.366.6264

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

TRUSTEE AND OFFICER INFORMATION

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                   POSITION AND                                      FUND COMPLEX
                                  LENGTH OF TIME                                      OVERSEEN BY   OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)          SERVED (2)         PRINCIPAL OCCUPATION(S) (3)      TRUSTEE         FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

John Cannon (74)                Trustee since       Consultant. Formerly, Chairman,         41       Independent Trustee or
                                1994                CDC Investment Advisers                          Director of three series of
                                                    (registered investment adviser)                  OppenheimerFunds: Limited Term
                                                    1993 to January 1999; formerly,                  New York Municipal Fund,
                                                    President and Chief Executive                    Rochester Fund Municipals, and
                                                    Officer, AMA Investment                          Oppenheimer Convertible
                                                    Advisors, an affiliate of the                    Securities Fund, since 1992.
                                                    American Medical Association.

Faith Colish (69)               Trustee since       Counsel, Carter Ledyard &               41       Director, American Bar
                                2000                Millburn LLP (law firm) since                    Retirement Association (ABRA)
                                                    October 2002; formerly,                          since 1997 (not-for-profit
                                                    Attorney-at-Law and                              membership association).
                                                    President, Faith Colish, A
                                                    Professional Corporation,
                                                    1980 to 2002.

Walter G. Ehlers (71)           Trustee since       Consultant, Retired President           41       None.
                                2000                and Trustee, Teachers Insurance
                                                    & Annuity (TIAA) and College
                                                    Retirement Equities Fund (CREF).

C. Anne Harvey (67)             Trustee since       Consultant, C. A. Harvey                41       President, Board of Associates
                                2000                Associates, since June 2001;                     to The National Rehabilitation
                                                    formerly, Director, AARP, 1978                   Hospital's Board of Directors
                                                    to December 2001.                                since 2002; formerly, Member,
                                                                                                     Individual Investors Advisory
                                                                                                     Committee to the New York
                                                                                                     Stock Exchange Board of
                                                                                                     Directors, 1998 to June 2002;
                                                                                                     formerly, Member, American
                                                                                                     Savings Education Council's
                                                                                                     Policy Board (ASEC), 1998 to
                                                                                                     2000; formerly, Member,
                                                                                                     Executive Committee, Crime
                                                                                                     Prevention Coalition of
                                                                                                     America, 1997 to 2000.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                   POSITION AND                                      FUND COMPLEX
                                  LENGTH OF TIME                                      OVERSEEN BY   OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)          SERVED (2)         PRINCIPAL OCCUPATION(S) (3)      TRUSTEE         FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Barry Hirsch (71)               Trustee since       Attorney-at-Law. Formerly,              41       None.
                                1993                Senior Counsel, Loews
                                                    Corporation (diversified
                                                    financial corporation) May 2002
                                                    until April 2003; formerly,
                                                    Senior Vice President, Secretary
                                                    and General Counsel, Loews
                                                    Corporation.

Robert A. Kavesh (77)           Trustee since       Marcus Nadler Professor Emeritus        41       Director, DEL Laboratories,
                                1993                of Finance and Economics,                        Inc. (cosmetics and
                                                    New York University Stern                        pharmaceuticals) since 1978;
                                                    School of Business.                              Director, The Caring Community
                                                                                                     (not-for-profit).

Howard A. Mileaf (67)           Trustee since       Retired. Formerly, Vice                 41       Director, WHX Corporation
                                2000                President and Special Counsel,                   (holding company) since August
                                                    WHX Corporation (holding                         2002; Director, Webfinancial
                                                    company) 1993 to 2001.                           Corporation (holding company)
                                                                                                     since December 2002; Director,
                                                                                                     State Theatre of New Jersey
                                                                                                     (not-for-profit theater)
                                                                                                     since 2000; formerly, Director,
                                                                                                     Kevlin Corporation
                                                                                                     (manufacturer of microwave and
                                                                                                     other products).

William E. Rulon (72)           Trustee since       Retired. Formerly, Senior Vice          41       Director, Pro-Kids Golf and
                                1993                President, Foodmaker, Inc.                       Learning Academy (teach golf
                                                    (operator and franchiser of                      and computer usage to "at
                                                    restaurants) until January 1997.                 risk" children) since 1998;
                                                                                                     formerly, Director, Prandium,
                                                                                                     Inc. (restaurants) from March
                                                                                                     2001 until July 2002.

Cornelius T. Ryan (72)          Trustee since       Founding General Partner, Oxford        41       Director, Capital Cash
                                2000                Partners and Oxford Bioscience                   Management Trust (money market
                                                    Partners (venture capital                        fund), Naragansett Insured
                                                    partnerships) and President,                     Tax-Free Income Fund, Rocky
                                                    Oxford Venture Corporation.                      Mountain Equity Fund, Prime
                                                                                                     Cash Fund, several private
                                                                                                     companies and QuadraMed
                                                                                                     Corporation (NASDAQ).

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                   POSITION AND                                      FUND COMPLEX
                                  LENGTH OF TIME                                      OVERSEEN BY   OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)          SERVED (2)         PRINCIPAL OCCUPATION(S) (3)      TRUSTEE         FUND COMPLEX BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (54)            Trustee since       General Partner, Seip                   41       Director, H&R Block, Inc.
                                2000                Investments LP (a private                        (financial services company)
                                                    investment partnership);                         since May 2001; Director,
                                                    formerly, President and CEO,                     Forward Management, Inc.
                                                    Westaff, Inc. (temporary                         (asset management) since
                                                    staffing), May 2001 to January                   2001; formerly, Director,
                                                    2002; Senior Executive at the                    General Magic (voice
                                                    Charles Schwab Corporation                       recognition software) 2001
                                                    from 1983 to 1999, including                     until 2002; formerly, Director,
                                                    Chief Executive Officer, Charles                 E-Finance Corporation
                                                    Schwab Investment Management,                    (credit decisioning services)
                                                    Inc. and Trustee, Schwab                         1999 to 2003; formerly,
                                                    Family of Funds and Schwab                       Director, Save-Daily.com
                                                    Investments from 1997                            (micro investing services)
                                                    to 1998 and Executive Vice                       1999 to 2003; Director,
                                                    President-Retail Brokerage,                      Offroad Capital Inc.
                                                    Charles Schwab Investment                        (pre-public internet
                                                    Management from 1994 to 1997.                    commerce company).

Candace L. Straight (57)        Trustee since       Private investor and consultant         41       Director, The Proformance
                                1993                specializing in the insurance                    Insurance Company
                                                    industry; formerly, Advisory                     (personal lines property and
                                                    Director, Securitas Capital LLC                  casualty insurance company)
                                                    (a global private equity                         since March 2004; Director,
                                                    investment firm dedicated to                     Providence Washington
                                                    making investments in the                        (property and casualty
                                                    insurance sector) 1998 to                        insurance company) since
                                                    December 2002.                                   December 1998; Director,
                                                                                                     Summit Global Partners
                                                                                                     (insurance brokerage firm)
                                                                                                     since October 2000.

Peter P. Trapp (59)             Trustee since       Regional Manager for Atlanta            41       None.
                                2000                Region, Ford Motor Credit
                                                    Company since August 1997;
                                                    formerly, President, Ford Life
                                                    Insurance Company, April 1995
                                                    to August 1997.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                 POSITION AND                                       FUND COMPLEX
                                LENGTH OF TIME                                      OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)       SERVED (2)          PRINCIPAL OCCUPATION(S)(3)      TRUSTEE         FUND COMPLEX BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"

Edward I. O'Brien* (76)        Trustee since 2000     Formerly, Member,                    41      Director, Legg Mason,
                                                      Investment Policy                            Inc. (financial services
                                                      Committee, Edward Jones                      holding company) since
                                                      1993 to 2001; President,                     1993; formerly, Director,
                                                      Securities Industry                          Boston Financial Group
                                                      Association ("SIA")                          (real estate and tax
                                                      (securities industry's                       shelters) 1993 to 1999.
                                                      representative in
                                                      government relations and
                                                      regulatory matters at the
                                                      federal and state levels)
                                                      1974 to 1992; Adviser to
                                                      SIA, November 1992 to
                                                      November 1993.

Jack L. Rivkin* (64)           President and Trustee  Executive Vice President             41      Director, Dale Carnegie
                               since December 2002    and Chief Investment                         and Associates, Inc.
                                                      Officer, Neuberger Berman                    (private company) since
                                                      Inc. (holding company)                       1998; Director, Emagin
                                                      since 2002 and 2003,                         Corp. (public company)
                                                      respectively; Executive                      since 1997; Director,
                                                      Vice President and Chief                     Solbright, Inc. (private
                                                      Investment Officer,                          company) since 1998;
                                                      Neuberger Berman since                       Director, Infogate, Inc.
                                                      2002 and 2003,                               (private company) since
                                                      respectively; Director                       1997; Director, Broadway
                                                      and Chairman, NB                             Television Network
                                                      Management since December                    (private company) since
                                                      2002; formerly, Executive                    2000.
                                                      Vice President, Citigroup
                                                      Investments, Inc. from
                                                      September 1995 to
                                                      February 2002; formerly,
                                                      Executive Vice President,
                                                      Citigroup Inc. from
                                                      September 1995 to
                                                      February 2002.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                 POSITION AND                                       FUND COMPLEX
                                LENGTH OF TIME                                      OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)       SERVED (2)          PRINCIPAL OCCUPATION(S)(3)      TRUSTEE         FUND COMPLEX BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (45)         Chairman of the        Executive Vice President,            41      Director and Vice
                               Board, Chief           Neuberger Berman Inc.                        President, Neuberger &
                               Executive Officer      (holding company) since                      Berman Agency, Inc. since
                               and Trustee since      1999; Head of Neuberger                      2000; formerly, Director,
                               2000 President and     Berman Inc.'s Mutual                         Neuberger Berman Inc.
                               Chief Executive        Funds and Institutional                      (holding company) from
                               Officer from 1999 to   Business since 1999;                         October 1999 through
                               2000                   President and Director,                      March 2003; Trustee,
                                                      NB Management since 1999;                    Frost Valley YMCA.
                                                      Executive Vice President,
                                                      Neuberger Berman since
                                                      1999; formerly,
                                                      Principal, Neuberger
                                                      Berman from 1997 until
                                                      1999; formerly, Senior
                                                      Vice President, NB
                                                      Management from 1996
                                                      until 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
     (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                                       POSITION AND
     NAME, AGE, AND ADDRESS (1)                  LENGTH OF TIME SERVED (2)                   PRINCIPAL OCCUPATION(S) (3)
-----------------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (48)                Secretary since 1985                         Vice President-Mutual Fund Board
                                                                                    Relations, NB Management since 2000;
                                                                                    Vice President, Neuberger Berman since
                                                                                    2002 and employee since 1999; formerly,
                                                                                    Vice President, NB Management from 1986
                                                                                    to 1999; Secretary, fourteen registered
                                                                                    investment companies for which NB
                                                                                    Management acts as investment manager
                                                                                    and administrator (four since 2002,
                                                                                    three since 2003, and four since 2004).

Robert Conti (48)                      Vice President since 2000                    Senior Vice President, Neuberger Berman
                                                                                    since 2003, formerly, Vice President,
                                                                                    Neuberger Berman from 1999 until 2003;
                                                                                    Senior Vice President, NB Management
                                                                                    since 2000; formerly, Controller, NB
                                                                                    Management until 1996; formerly,
                                                                                    Treasurer, NB Management from 1996 until
                                                                                    1999; Vice President, fourteen
                                                                                    registered investment companies for
                                                                                    which NB Management acts as investment
                                                                                    manager and administrator (three since
                                                                                    2000, four since 2002, three since 2003,
                                                                                    and four since 2004).

Brian J. Gaffney (51)                  Vice President since 2000                    Managing Director, Neuberger Berman
                                                                                    since 1999; Senior Vice President, NB
                                                                                    Management since 2000; formerly, Vice
                                                                                    President, NB Management from 1997 until
                                                                                    1999; Vice President, fourteen
                                                                                    registered investment companies for
                                                                                    which NB Management acts as investment
                                                                                    manager and administrator (three since
                                                                                    2000, four since 2002, three since 2003,
                                                                                    and four since 2004).

Sheila R. James (39)                   Assistant Secretary since 2002               Employee, Neuberger Berman since 1999;
                                                                                    formerly, Employee, NB Management from
                                                                                    1991 to 1999; Assistant Secretary,
                                                                                    fourteen registered investment companies
                                                                                    for which NB Management acts as
                                                                                    investment manager and administrator
                                                                                    (seven since 2002, three since 2003, and
                                                                                    four since 2004).

Kevin Lyons (49)                       Assistant Secretary since 2003               Employee, Neuberger Berman since 1999;
                                                                                    formerly, Employee, NB Management from
                                                                                    1993 to 1999; Assistant Secretary,
                                                                                    fourteen registered investment companies
                                                                                    for which NB Management acts as
                                                                                    investment manager and administrator
                                                                                    (ten since 2003 and four since 2004).

                                                       POSITION AND
     NAME, AGE, AND ADDRESS (1)                  LENGTH OF TIME SERVED (2)                   PRINCIPAL OCCUPATION(S) (3)
-----------------------------------------------------------------------------------------------------------------------------
John M. McGovern (34)                  Assistant Treasurer since 2002               Vice President, Neuberger Berman since
                                                                                    January 2004; Employee, NB Management
                                                                                    since 1993; Assistant Treasurer,
                                                                                    fourteen registered investment companies
                                                                                    for which NB Management acts as
                                                                                    investment manager and administrator
                                                                                    (seven since 2002, three since 2003, and
                                                                                    four since 2004).

Barbara Muinos (45)                    Treasurer and Principal Financial and        Vice President, Neuberger Berman since
                                       Accounting Officer since 2002; prior         1999; formerly, Assistant Vice
                                       thereto, Assistant Treasurer since 1996      President, NB Management from 1993 to
                                                                                    1999; Treasurer and Principal Financial
                                                                                    and Accounting Officer, fourteen
                                                                                    registered investment companies for
                                                                                    which NB Management acts and investment
                                                                                    manager and administrator (seven since
                                                                                    2002, three since 2003, and four since
                                                                                    2004); formerly, Assistant Treasurer,
                                                                                    three registered investment companies
                                                                                    for which NB Management acts as
                                                                                    investment manager and administrator
                                                                                    from 1996 until 2002.

Frederic B. Soule (58)                 Vice President since 2000                    Senior Vice President, Neuberger Berman
                                                                                    since 2003; formerly, Vice President,
                                                                                    Neuberger Berman from 1999 until 2003;
                                                                                    formerly, Vice President, NB Management
                                                                                    from 1995 until 1999; Vice President,
                                                                                    fourteen registered investment companies
                                                                                    for which NB Management acts as
                                                                                    investment manager and administrator
                                                                                    (three since 2000, four since 2002,
                                                                                    three since 2003, and four since 2004).

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

                                               NEUBERGER BERMAN OCTOBER 31, 2004

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

NOTICE TO SHAREHOLDERS (UNAUDITED)

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2004. This information should not be used to complete your tax returns.

                                                OTHER DIRECT U.S.    OTHER INDIRECT U.S.
                               U.S. TREASURY           GOVERNMENT             GOVERNMENT    REPURCHASE
NEUBERGER BERMAN                 OBLIGATIONS          OBLIGATIONS            OBLIGATIONS    AGREEMENTS
------------------------------------------------------------------------------------------------------
GOVERNMENT MONEY FUND                   60.3%                32.2%                   0.0%          8.2%
CASH RESERVES                           13.0                  9.7                    0.0           1.4
LIMITED MATURITY BOND FUND              14.9                  5.0                    8.7           0.6

In January 2005, you will receive information to be used in filing your 2004 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2004. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Neuberger Berman Municipal Securities Trust hereby designates $103,115 as a capital gain distribution.

For the fiscal year ended October 31, 2004, the percentages representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax are as follows:

NEUBERGER BERMAN
----------------------------------------------------------
MUNICIPAL MONEY FUND                                100.0%
MUNICIPAL SECURITIES TRUST FUND                      96.0

                                               [NEUBERGER BERMAN LOGO]
                                               A LEHMAN BROTHERS COMPANY

                                               NEUBERGER BERMAN MANAGEMENT INC.
                                               605 Third Avenue 2nd Floor
                                               New York, NY 10158-0180
                                               SHAREHOLDER SERVICES
                                               800.877.9700
                                               INSTITUTIONAL SERVICES
                                               800.366.6264
                                               www.nb.com

STATISTICS AND PROJECTIONS IN THIS REPORT ARE DERIVED FROM SOURCES DEEMED TO BE RELIABLE BUT CANNOT BE REGARDED AS A REPRESENTATION OF FUTURE RESULTS OF THE FUNDS. THIS REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS AND IS NOT AN OFFER OF SHARES OF THE FUNDS. SHARES ARE SOLD ONLY THROUGH THE CURRENTLY EFFECTIVE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

ITEM 2. CODE OF ETHICS

The Board of Trustees ("Board") of Neuberger Berman Income Funds ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to the Registrant's Form N-CSR filed on January 9, 2004. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Registrant's audit committee financial expert is John Cannon. Mr. Cannon is an independent director as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Ernst & Young, LLP ("E&Y") serves as independent registered public accounting firm to the Registrant.

(a) AUDIT FEES

The aggregate fees billed for each of the last two fiscal years for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements for those fiscal years were $215,900 and $188,600 for 2004 and 2003, respectively.

(b) AUDIT-RELATED FEES

The aggregate fees billed to the Registrant in each of the last two fiscal years for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in Audit Fees were $0 and $0 for 2004 and 2003, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2004 and 2003, respectively.

(c) TAX FEES

The aggregate fees billed to the Registrant in each of the last two fiscal years for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $69,800 and $65,825 for 2004 and 2003, respectively. The nature of the services provided was tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for 2004 and 2003, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2004 and 2003, respectively.

(d) ALL OTHER FEES

The aggregate fees billed to the Registrant in each of the last two fiscal years for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES were $0 and $0 for 2004 and 2003, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for 2004 and 2003, respectively.

(e) AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to the Chair of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) HOURS ATTRIBUTED TO OTHER PERSONS

Not applicable.

(g) NON-AUDIT FEES

Non-audit fees billed by E&Y for services rendered to the Registrant for each of the last two fiscal years of the Registrant were $69,800 and $65,825 for 2004 and 2003, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $256,050 and $233,037 for 2004 and 2003, respectively.

(h) The Audit Committee of the Board of Trustees considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y's independence.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

Item 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the Registrant.

Item 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the Registrant.

Item 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 10. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits

(a)(1) A copy of the Code of Ethics is incorporated by reference to Registrant's Form N-CSR, Investment Company Act file number 811-3802 (filed January 9, 2004).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(b) The certification required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act is attached hereto.


The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds


By: /s/ Peter E. Sundman
    ------------------------------------
            Peter E. Sundman
            Chief Executive Officer

Date:  January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:   /s/ Peter E. Sundman
      ------------------------------------
            Peter E. Sundman
            Chief Executive Officer


Date:  January 7, 2005


By:   /s/ Barbara Muinos
      ------------------------------------
         Barbara Muinos
         Treasurer and Principal Financial
         and Accounting Officer

Date:  January 7, 2005